As filed with the Securities and Exchange Commission on May 4, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-0582

                          NEUBERGER BERMAN EQUITY FUNDS
                          -----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's telephone number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                          Neuberger Berman Equity Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                              Arthur Delibert, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1221
                   (Names and Addresses of agents for service)


Date of fiscal year end: August 31, 2005

Date of reporting period: February 28, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 ("Act") (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.

Semi-Annual Report
February 28, 2005

[LOGO] NEUBERGER BERMAN
A Lehman Brothers Company

    Neuberger Berman
    Equity Funds
--------------------------------------------------------------------------------

INVESTOR CLASS SHARES

TRUST CLASS SHARES

ADVISOR CLASS SHARES

INSTITUTIONAL CLASS SHARES


Century Fund

Fasciano Fund

Focus Fund

Genesis Fund

Guardian Fund

International Fund

Manhattan Fund

Millennium Fund

Partners Fund

Real Estate Fund

Regency Fund

Socially Responsive Fund

Contents

The Funds

Chairman's Letter         2

Portfolio Commentary/
 Performance Highlights
Century Fund              4
Fasciano Fund             6
Focus Fund                8
Genesis Fund             10
Guardian Fund            12
International Fund       14
Manhattan Fund           16
Millennium Fund          18
Partners Fund            20
Real Estate Fund         22
Regency Fund             24
Socially Responsive Fund 26
Fund Expense Information 30

Schedule of Investments/
 Top Ten Equity Holdings
Century Fund             33
Fasciano Fund            35
Focus Fund               37
Genesis Fund             38
Guardian Fund            41
International Fund       43
Manhattan Fund           47
Millennium Fund          49
Partners Fund            51
Real Estate Fund         53
Regency Fund             54
Socially Responsive Fund 56

                    Financial Statements                  60

                    Financial Highlights (All Classes)
                     Per Share Data
                    Century Fund                          91
                    Fasciano Fund                         92
                    Focus Fund                            93
                    Genesis Fund                          95
                    Guardian Fund                         97
                    International Fund                    99
                    Manhattan Fund                       100
                    Millennium Fund                      102
                    Partners Fund                        104
                    Real Estate Fund                     106
                    Regency Fund                         107
                    Socially Responsive Fund             108

                    Directory                            111
                    Trustees and Officers                112
                    Proxy Voting Policies and Procedures 120

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2005 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

[PHOTO]

Peter Sundman

Dear Fellow Shareholder,

Conventional wisdom has a way of taking you down the garden path, especially in investing. Just look at 2004.

At any particular time during the year, a broad public opinion poll might have showed fears that the economic recovery wouldn't add to employment, that the market would have a down year, that the Presidential election wouldn't prove decisive, that the Iraqi election wouldn't come off as planned, and, for that matter, that the Red Sox couldn't win the World Series! Of course, all of these predictions eventually proved false. The lesson? It's far better to do your own thinking than to go along with the crowd.

One particular example is Neuberger Berman's thesis on energy. Two years ago, our analysts and portfolio managers challenged the conventional wisdom on energy pricing, concluding that changing supply/demand dynamics would promote and sustain higher energy prices for the foreseeable future. As a result, most of our Funds have been overweight in the sector for some time, a move that has richly rewarded our shareholders.

One of the things that always impresses me as I read our portfolio managers' letters is how often they offer unique perspectives on investment issues. One example in this report is a compelling theory from Genesis Fund managers Judy Vale and Bob D'Alelio as to why energy prices are likely to continue defying the basic law of commodities pricing. Another is Regency Fund manager Andrew Wellington's viewpoint that Materials stocks don't generally belong in value portfolios. Arthur Moretti of our Guardian and Socially Responsive Funds makes an interesting case for why a number of companies in the maligned Information Technology sector could shine in the year ahead. And the Partners Fund's Basu Mullick notes the impact that America's large immigrant population may have in supporting demand in the housing market. Neuberger Berman has dared its analysts and portfolio managers to be independent thinkers. We think that is a critical element in adding real value to the investment process.

Although we generally avoid singling out our individual portfolio managers for praise, I'd like to congratulate Basu Mullick on the Partners Fund's exceptional

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

performance during this six-month reporting period. Partners Fund outpaced its S&P 500 and Russell 1000 Value Index benchmarks by a wide margin. Most impressively, this was accomplished by superior stock selection in nine out of ten S&P 500 sectors and eight out of ten Russell 1000 Value Index sectors.

In closing, all of our equity funds delivered solidly positive returns in the first half of fiscal 2005. Of course, the outlook for stocks going forward is uncertain. Whatever the market has in store for us in the year ahead, we will remain focused on identifying quality companies trading at opportunistic prices, with confidence that over the longer term our collective efforts will reward shareholders.

As always, I thank you for your confidence in Neuberger Berman. We will continue to work hard to earn it.

Sincerely,

/s/ Peter Sundman
                                 PETER SUNDMAN
                             CHAIRMAN OF THE BOARD
                         NEUBERGER BERMAN EQUITY FUNDS

Century Fund Portfolio Commentary

The Century Fund posted positive returns in the first six months of fiscal 2005, but underperformed its benchmark, the Russell 1000 Growth Index. Our stock selection was the primary reason for this shortfall; sector selection added to relative returns.

Over the reporting period, the largest contributions to performance came from our security selection within Consumer Staples and Telecom Services. Names that did well in these sectors included Whole Foods Market and Western Wireless. Security selection within Materials was also additive, with Air Products & Chemicals providing strong performance. Finally, our Health Care stocks outpaced benchmark holdings, with Aetna Inc. performing particularly well. In aggregate, our sector allocations helped the portfolio's relative returns, primarily due to our overweight in Energy and underweight in Financials.

Stock selection within Information Technology -- particularly our emphasis on the weak Software and Telecommunication Equipment segment -- had the most negative impact on relative performance.

Looking further into 2005, economic headwinds should act to slow economic growth from the 4% pace achieved in 2004. A number of factors may come into play, including tighter fiscal and monetary policies, the slowing of Asian economies, the need for U.S. consumers to increase savings, the impact of higher energy costs and the normal mid-cycle deceleration of an economic expansion.

We believe that keeping inflation in check is key to further advances in the equity markets. Real interest rates remain historically low, with the Fed on a "measured pace" to raise rates. The Fed may finish raising rates sooner than anticipated by the "consensus." In the short run, we think that inflation will not be a major problem due to benign labor costs; meanwhile, we think the economy, although slowing, is not in danger of a recession. Managements have been giving cautious guidance in their 2005 outlooks, possibly setting the stage for some positive earnings surprises going forward. In addition, we believe corporate spreads and the yield curve indicate continued economic expansion ahead, and corporate hiring and investment plans are intact. Also, recent data have again turned higher and are in a mode that indicates to us a healthy expansion.

As a result, we believe that 2005 will be propitious for equity investors. Near term, the equity market's technicals still appear to us positive. After the strong market gains since last fall, sparked by the Presidential election results and price drop in crude oil, we expect that stocks are due for a pull-back in the weeks ahead before moving higher again. As we believe that the equity market remains in a rally phase, we still want to be positioned more aggressively than the indices and our competition and hold stocks that we feel could outperform in a rising market.

However, if the market moves higher in the first part of the year as we suspect, we anticipate making rotational changes into more defensive areas, such as Consumer Staples and Health Care. Currently, we are neutral to overweight in the Materials and Industrial sectors and underweight in Consumer Staples and Utilities. Information Technology and Energy sectors are both neutral to overweight, but in the longer term we plan to be


Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.
The composition, industries and holdings of the Fund are subject to change. Century Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

buyers of Energy and sellers of Information Technology.

Sincerely,

/s/ Jon D. Bronson
                                JON D. BRORSON
                                  TEAM LEADER
/s/ John J. Zielinski
                               JOHN J. ZIELINSKI
                             PORTFOLIO CO-MANAGER
                               LARGE-CAP GROWTH

/s/ Kenneth J. Turek
                               KENNETH J. TUREK
                             PORTFOLIO CO-MANAGER
                               LARGE-CAP GROWTH

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Century Fund/1/

                      Inception Date    Six Month           Average Annual Total
                                     Period Ended           Return Ended 3/31/05
                                        2/28/2005  1 Year  5 Years Life of Fund

Investor Class/3b/        12/06/1999        6.14% (0.34%) (14.62%)       (9.64%)
Russell 1000 Growth
 Index/2/                                   7.67%  1.16%  (11.28%)       (8.49%)
Russell 1000 Index/2/                      10.82%  7.24%   (2.97%)       (1.53%)
S&P 500 Index/2/                            9.98%  6.69%   (3.16%)       (2.09%)


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Please see Endnotes for additional information.

Industry Diversification
(% of Industry Holdings)


              Advertising..................................  1.4%
              Aerospace....................................  1.8
              Basic Materials..............................  0.6
              Biotechnology................................  4.9
              Communications Equipment.....................  1.8
              Computer Related.............................  1.6
              Computers & Systems..........................  1.5
              Consumer Staples.............................  1.8
              Entertainment................................  1.0
              Financial Services...........................  5.5
              Food Products................................  2.6
              Hardware.....................................  5.1
              Health Care..................................  5.3
              Health Products & Services...................  5.7
              Industrial Gases.............................  1.5
              Instruments..................................  0.9
              Insurance....................................  2.7
              Internet.....................................  3.6
              Leisure......................................  2.7
              Machinery & Equipment........................  2.6
              Manufacturing................................  5.6
              Oil & Gas....................................  1.6
              Oil Services.................................  2.0
              Pharmaceutical...............................  7.7
              Publishing & Broadcasting....................  1.2
              Retail....................................... 11.4
              Semiconductors...............................  4.7
              Software.....................................  6.1
              Technology...................................  2.5
              Telecommunications...........................  2.9
              Short-Term Investments.......................  0.0
              Liabilities, less cash, receivables and other
               assets...................................... (0.3)

Fasciano Fund Portfolio Commentary

The Fasciano Fund delivered positive returns in the first half of fiscal 2005, but materially lagged its Russell 2000 Index benchmark. Most of the relative performance shortfall came during the stock market's big November/December rally, a period when investors seemed willing to take on more risk. In general, our stocks provided decent gains, but just didn't match other more speculative issues in the small-cap arena.

Through the years, we have focused on capturing the upside of small-cap stocks over market cycles, rather than trying to beat the market quarter to quarter. We realize that our quality bias in selecting stocks will cause us to lag at times, so we don't change our stripes when that happens. In the long run, we believe it pays to stay true to our philosophy of buying real businesses earning real money that, in our view, present real value.

Industrials sector investments made the largest contribution to our returns during the six-month reporting period, with shipping logistics company Landstar Systems, pump and valve manufacturer IDEX, engineering and construction company Chicago Bridge & Iron, and uniform rental leader G&K Services all making our top-ten performance list. We outperformed in the Financials sector, with municipal finance insurer Assured Guaranty Ltd. and specialty insurer HCC Insurance among our best performers.

Our Consumer Discretionary investments had the most negative impact on relative returns. Several holdings -- including media companies Journal Register and Meredith Corp., and restaurant company Ruby Tuesday -- appeared on our bottom-ten list. Journal Register, publisher of the New Haven Register, had advertising and circulation revenue issues, but we look for improvements on both fronts in the year ahead. In addition, management is expanding content, investing in online operations, targeting multicultural markets, and lowering costs to improve profits. Meredith, both a publisher and broadcaster, has suffered from weak magazine ad sales and disappointing broadcast profit margins. However, we like Meredith's strong publishing lineup, with such titles as Better Homes and Gardens and Ladies' Home Journal, as well as its fast growing broadcast markets, including Atlanta, Phoenix, and Las Vegas. Also, Meredith is aggressively buying its stock, a strong positive in our view.

During the period, portfolio holding Pulitzer Inc., the publisher of the St. Louis Post-Dispatch, put itself up for sale, causing its stock to jump and helping to stabilize the shares of advertising-supported media companies. Lee Enterprises, another holding, emerged as the buyer and should become a mid-cap stock when the deal closes. We sold Pulitzer in advance of the merger, and sold out of Lee shares after the end of this reporting period. We are also hanging on to our Ruby Tuesday shares because we expect new menu selections and stepped up TV advertising to spice up the company's sales and earnings.

As is our custom, we will detail one of our holdings to demonstrate our investment discipline. Landauer, Inc. is our kind of small-cap stock because of the company's extraordinary profitability and its leadership position in the markets it serves. There are about nine million shares outstanding, giving the company a market cap of about $431 million at its recent price. But small-cap doesn't mean small potatoes. With close to 40,000 customers, Landauer is the world's largest provider of personnel radiation monitoring services. Customers include hospitals, universities, and nuclear power plants as well as many small offices. Doctors and dentists make up 55%-60% of its business. Landauer holds 55% of the U.S. market and has very significant positions in Europe and Japan as

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
This Fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc. The Inception date for the Fasciano Fund, Inc. was 11/10/88.
The composition, industries and holdings of the Fund are subject to change. Fasciano Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

well. The business is very profitable with net margins in the neighborhood of 25% and an unleveraged return on average equity last year north of 40%.

The company aggressively reinvests in research and development in an effort to secure its future, and has introduced InLight and Luxel+, two promising new products. Its services are sold on a subscription basis, so revenue and earnings are recurring and more predictable. The shares trade at roughly 22 times estimated earnings for 2005 and have been paying a hefty dividend. In our view, Landauer presents an attractive combination of growth, quality and value that in the long run will serve our shareholders well.

As always, we will continue to be diligent and patient as we look for high quality, opportunistically priced stocks that we believe will reward shareholders over time.

Sincerely,

/s/ Michael F. Fasciano
                              MICHAEL F. FASCIANO
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Fasciano Fund/1,7,9/



                      Inception Date    Six Month    Average Annual Total
                                     Period Ended    Return Ended 3/31/05
                                        2/28/2005 1 Year 5 Years 10 Years

Investor Class            11/10/1988        7.64%  3.71%   7.00%   10.99%
Advisor Class/3a,6/       05/24/2002        7.46%  3.37%   6.73%   10.85%
Russell 2000 Index/2/                      16.40%  5.41%   4.01%   10.43%


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Please see Endnotes for additional information.

Industry Diversification
(% of Industry Holdings)



              Auto/Truck Replacement Parts.................  1.2%
              Banking & Financial..........................  1.6
              Basic Materials..............................  0.5
              Biotechnology................................  0.8
              Business Services............................  4.8
              Commercial Services..........................  3.6
              Consumer Products & Services.................  6.8
              Distributor..................................  4.4
              Electrical & Electronics.....................  0.7
              Entertainment................................  2.5
              Filters......................................  1.4
              Financial Services...........................  6.0
              Health Care..................................  3.1
              Health Products & Services...................  9.4
              Heavy Industry...............................  1.4
              Insurance....................................  3.6
              Internet.....................................  0.5
              Machinery & Equipment........................  4.7
              Oil & Gas....................................  3.3
              Publishing & Broadcasting....................  7.8
              Real Estate..................................  1.7
              Restaurants..................................  2.6
              Retail.......................................  1.6
              Semiconductors...............................  0.5
              Technology...................................  0.6
              Transportation...............................  4.5
              Waste Management.............................  2.7
              Short-Term Investments....................... 22.2
              Liabilities, less cash, receivables and other
               assets...................................... (4.5)

Focus Fund Portfolio Commentary

We are pleased to report that the Focus Fund generated a healthy return in the first half of fiscal 2005, surpassing its benchmarks, the S&P 500 Index and the Russell 1000 Value Index.

Consumer stocks provided strong returns for the Fund during the six-month reporting period, as our homebuilders (Lennar and Centex) and our specialty companies (Vertrue and Select Comfort) did particularly well. Despite their gains, these stocks still sell at valuations that seem attractive to us and thus we have made no material changes in the sector.

Information Technology holdings also performed well, with eight of our ten positions gaining more than the market. In fact, six of them were up more than twice as much as the S&P 500. Here too we have made very few changes, as we continue to like both the prospects for and the valuations of the names we own.

Our Financial stocks presented a mixed picture. While four of our nine holdings outperformed the S&P 500, only one (Providian) was up more than the Fund itself and two (JP Morgan and Fannie Mae) were actually down. During the six-month reporting period, Financials faced the psychological headwinds of the Federal Reserve raising rates and the yield curve flattening. We use the word "psychological" advisedly, since we believe that the risks posed by the Fed's tightening are more apparent than real. This move by the Fed has been so well and so widely telegraphed that companies should have had ample time to prepare for it. More importantly, we believe ours have.

The two worst performing Financial stocks in the portfolio, Fannie Mae and JP Morgan, are worth some further discussion. Fannie Mae endured a tumultuous period in which the SEC ruled that its accounting was incorrect and would have to be restated. This, in turn, led to the resignation of both the CEO and CFO and gave Fannie's legion of critics the opportunity to increase their demands for curbs on Fannie's future growth. While the ultimate outcome is uncertain, it seems to us that the worst is nearly over and that most of the risk and very little of the company's potential is being recognized at its current valuation.

In the case of JP Morgan, much of the long-term attraction lies in the potential of its Bank One acquisition. One result of this merger is, in effect, a new management headed by Jamie Dimon. Like many investors, we have enormous respect for Mr. Dimon and his focus on long-term results. Recently he has emphasized to investors that short-term costs will be needed in the effort to maximize JP Morgan's long-term potential. This had led to cuts in earnings estimates and some weakness in the shares. Since we, like Mr. Dimon, are in this for the long haul, we have maintained our position.

This is indicative of our approach. We like to put money where we see the potential to hold the position for 3-5 years, if not longer. Naturally enough, we are drawn to companies run by managements that think the same way. A brief look at our largest holding gives an idea of how this thought process works in practice.

We have owned Capital One Financial since it was spun out of Signet Bank a decade ago. Capital One's management has consistently operated with long-term goals in mind and taken steps well in advance to achieve them. As the CEO once re-

While the value-oriented approach is intended to limit risks, the Fund -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Please see Endnotes and glossary of indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

marked, "we do things when we want to, not when we have to." Eight years ago, when the credit card industry was growing rapidly, Capital One took its first significant step towards diversification by purchasing Summit Auto Lending. Small at the time, with only $300 million in receivables, this is now a $7 billion portfolio and growing rapidly. Now, Capital One is planning to acquire Hibernia Bank, a move that that should help diversify its funding sources, and which we think will prove to be another major achievement.

Companies like Capital One are not easy to find, and when we find them we cling to them tenaciously. One of the things we like about our approach of "disciplined concentration" is that we can own stocks like this without violating our value discipline. At the end of the period, for example, the forward price/earnings ratio of our entire portfolio was 13.3, some 19% less than that of the S&P 500. Our policy of paying less while getting more has served us well in the past.

We'll stick with it.

Sincerely,

/s/ Kent Simons

/s/ Robert B. Corman

                       KENT SIMONS AND ROBERT B. CORMAN
                             PORTFOLIO CO-MANAGERS

--------------------------------------------------------------------------------



PERFORMANCE HIGHLIGHTS
Neuberger Berman Focus Fund/1,9,10/

                            Inception Date    Six Month      Average Annual Total
                                           Period Ended      Return Ended 3/31/05
                                              2/28/2005  1 Year 5 Years  10 Years

Investor Class                  10/19/1955       15.53% (8.09%)  (0.47%)   10.87%
Trust Class/3a,5/               08/30/1993       15.37% (8.24%)  (0.65%)   10.74%
Advisor Class/3a,6/             09/03/1996       15.29% (8.45%)  (0.94%)   10.90%
Russell 1000 Value Index/2/                      13.75% 13.17%    5.19%    12.81%
S&P 500 Index/2/                                  9.98%  6.69%   (3.16%)   10.79%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Please see Endnotes for additional information.

Sector Diversification
(% of Sector Holdings)



              Auto & Housing...............................  5.8%
              Consumer Goods & Services....................  3.5
              Financial Services........................... 53.0
              Retail.......................................  4.8
              Technology................................... 32.3
              Short-Term Investments.......................  4.9
              Liabilities, less cash, receivables and other
               assets...................................... (4.3)

Genesis Fund Portfolio Commentary

We are pleased to report that the Genesis Fund outperformed the Russell 2000 and Russell 2000 Value indices in the first half of fiscal 2005. Our strong results were achieved even though the Fund trailed these benchmarks during the stock market's vibrant November/December rally, a period in which investors displayed a renewed appetite for the kind of risk we strive to avoid.

Energy was by far the best performing market sector over this six-month reporting period, and the Fund's triple weighting in Energy was largely responsible for our superior results. We have been overweight in the group for several years, a function of our early recognition that changing supply/demand dynamics would promote and sustain higher energy prices. Despite the sector's exceptional track record over the past year, stock valuations still appear to be discounting oil prices well below where we feel they are likely to settle over time.

We note that past energy price spikes were supply oriented -- either OPEC turned down the tap or political turmoil in oil producing nations disrupted supply. Once supply was restored, energy prices came back down rather quickly. The spike in oil prices over the past year has been demand driven as a result of a synchronized global economic recovery and demand surges in China and India. Compounding the problem is that it's harder to increase production than it used to be. Several decades have passed since the last truly elephant-sized oil or natural gas field was discovered. And raising production is no longer a matter of simply poking a few more holes in the ground in areas with known reserves. With the possible exception of Saudi Arabia, which claims it is still operating below capacity, oil producing nations are pumping oil as fast as they can. Despite a dramatic increase in rig counts -- the number of drilling rigs in operation -- increased drilling activity does not appear to be closing the supply/demand gap. Also, the major oil companies have been slow to increase exploration and production spending. Assuming that there are still big deposits of oil and gas to be found, we believe that unless major oil companies start looking for gas more aggressively, rising demand coupled with depleting reserves will keep energy prices high. As a result, we believe that high energy prices will continue to enhance energy company earnings and stock prices.

Our positions in defense companies such as United Defense Industries, which makes the Bradley Fighting Vehicle, and Engineered Support Systems, which provides troop deployment infrastructure for the U.S. military, also enhanced returns for the past six months. Just after the close of the reporting period, United Defense Industries announced that it had received a takeover offer from the U.K.'s BAE Systems -- a sign that the portfolio may continue to benefit from ongoing consolidation in the defense industry.

The Fund's relative performance also benefited from the portfolio's underweight in Financials, the market's poorest performing sector over the past six months. We simply have not been finding what we perceive to be good bargains in an industry in which rising interest rates may erode profitability, especially in the banking business.

In contrast, our relative return was hurt during the period by the underperformance of our Information Technology and Consumer Discretionary holdings versus benchmark components. Our shortfall in technology was largely the result of a decline by bar code printer manufacturer Zebra Technology, the portfolio's largest tech position. We have maintained our commitment to Zebra, a leader in its basic business with significant incremental growth potential coming from new products in Radio Frequency Identification (RFID), a new technology for inventory management and point of sale systems. The poor performance of restaurant chain Ruby Tuesday and Hancock Fabrics penalized returns in the

This fund is currently closed to new investors.
The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Consumer Discretionary sector. Although most of our Health Care holdings lived up to our fundamental expectations, they failed to keep pace with a market captivated by more economically sensitive sectors.

Looking ahead, we remain wary of the negative effect that consumer debt could have on economic activity in the year ahead. Thus far, our concerns have not been realized, but we view the overleveraged consumer as an economic chicken that will eventually come home to roost. Although some market observers believe small-cap stocks may lag large-caps as the Federal Reserve continues to tighten and economic growth slows, we believe that our portfolio of self-financing, "steady Eddie" earners can continue to compete with the market's big boys in the year ahead.

Sincerely,

/s/ Judith M. Vale

/s/ Robert D'Alelio
                      JUDITH M. VALE AND ROBERT D'ALELIO
                             PORTFOLIO CO-MANAGERS

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Genesis Fund/1/



                          Inception Date    Six Month    Average Annual Total
                                         Period Ended    Return Ended 3/31/05
                                            2/28/2005 1 Year 5 Years 10 Years

Investor Class/3a/            09/27/1988       16.68% 16.06%  16.04%   17.06%
Trust Class/3a,5/             08/26/1993       16.66% 16.00%  15.99%   17.02%
Advisor Class/3a,6/           04/02/1997       16.49% 15.70%  15.70%   16.81%
Institutional Class/3b,8/     07/01/1999       16.80% 16.28%  16.31%   17.23%
Russell 2000 Index/2/                          16.40%  5.41%   4.01%   10.43%


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Please see Endnotes for additional information.

Industry Diversification
(% of Industry Holdings)



              Aerospace....................................   0.1%
              Agriculture..................................   0.4
              Automotive...................................   0.4
              Banking & Financial..........................   7.2
              Building, Construction & Furnishing..........   1.2
              Business Services............................   2.1
              Capital Equipment............................   1.6
              Consumer Products & Services.................   6.2
              Defense......................................   8.0
              Diagnostic Equipment.........................   1.6
              Filters......................................   2.5
              Financial Services...........................   0.2
              Financial Technology.........................   1.4
              Food & Beverage..............................   0.6
              Health Care..................................  13.0
              Health Products & Services...................   1.4
              Heavy Industry...............................   0.8
              Industrial & Commercial Products.............   3.1
              Insurance....................................   3.7
              Intermediates................................   0.4
              Medical Services.............................   1.9
              Mining.......................................   0.9
              Office Equipment.............................   1.2
              Oil & Gas....................................  11.3
              Oil Services.................................   8.3
              Packing & Containers.........................   2.1
              Pharmaceutical...............................   1.3
              Publishing & Broadcasting....................   1.4
              Restaurants..................................   1.4
              Retail.......................................   4.3
              Technology...................................   3.9
              Technology-Semiconductor.....................   0.8
              Short-Term Investments.......................  16.3
              Liabilities, less cash, receivables and other
               assets...................................... (11.0)

Guardian Fund Portfolio Commentary

We are pleased to report that the Guardian Fund outperformed both the S&P 500 Index and Russell 1000 Value Index in the first half of fiscal 2005, a period in which both benchmarks posted solid gains.

Our Energy sector investments made the largest contribution to absolute returns, with Newfield Exploration Company and BP PLC among our ten best performing stocks. Led by Canadian National Railway and L-3 Communications, our Industrial holdings also excelled, while a big comeback by Texas Instruments contributed to healthy returns in the Information Technology sector. Liberty Media and Liberty Media International enhanced our performance in the Consumer Discretionary sector and old standby UnitedHealth Group continued to bolster our returns in Health Care.

We were neutral-weighted and we underperformed in Materials, a sector in which investors rewarded the most economically sensitive companies and paid limited tribute to slower, but more consistent earners such as Praxair. Although we sought to insulate the portfolio from the potentially negative impact of rising interest rates, returns from our less interest-rate-sensitive Financial holdings disappointed. Higher-than-anticipated expenses pinched State Street Corp.'s earnings, and Fifth Third Bancorp failed to capitalize on the growth we had correctly anticipated in its middle market lending operations. We have maintained our position in State Street, believing that management will bring costs down and restore profit margins. Lacking the same level of confidence in Fifth Third Bancorp, however, we have eliminated this company from the portfolio.

Stronger-than-expected oil and natural gas prices have propelled outsized gains for Energy stocks over the past year. We entered 2004 materially overweight in Energy versus both our benchmark indices. However, some factors that contributed to strong commodity prices -- most notably rising demand due to robust economic growth in the U.S. and China, and supply disruptions in Iraq, Venezuela, and the Gulf of Mexico -- appeared to us to run their course during the year, as OECD inventories for crude oil and domestic natural gas inventories rose to comfortable levels. Going forward, we think Japan is likely to reduce its oil dependency by reopening nuclear generating facilities that have been operating sporadically for two years and China has several coal-fired generating plants coming on line in 2005. From a risk management perspective, we thought it prudent to sell into strength in the Energy sector and our weighting is now in line with the S&P 500 Index.

Our investments in semiconductor and semiconductor equipment manufacturers rewarded us in the first half of fiscal 2005, in contrast to 2004, when investors appeared not to differentiate among companies within the Information Technology sector. Now, we expect improved business prospects for select purveyors of intellectual property as we continue to move to an all-digital economy. This trend will be led by the expansion of broadband communication capacity and smart appliances that connect with the many new broadband networks. With the strong performance of bellwether Texas Instruments, we believe investors may begin bargain hunting in the still out-of-favor tech sector.

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.
Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)


As is our custom, we will detail a portfolio holding that demonstrates our investment discipline. Based on its operating ratio, Canadian National Railway is the most efficient railroad in North America. Canadian National pioneered scheduled freight delivery when its competitors were forcing their customers to wait for shipments until they booked full loads. Its then novel approach helped Canadian National gain market share and increase prices.

We see a number of trends that favor railroads in general and Canadian National in particular. Over the long term, with manufacturing continuing to migrate overseas to low labor cost nations, logistics and distribution businesses that help to transport goods efficiently from costal ports to the heartland should see revenues and profits increase steadily. Over the intermediate term, railroads' favorable cost structure should facilitate market share gains from truckers plagued by higher fuel costs. Canadian National's big short-term edge is that it has steadily invested in its infrastructure and has been able to handle increased demand without bottlenecks, giving it substantial earnings leverage. Despite the stock's excellent performance this year, it still meets our value parameters and we are still "onboard."

In closing, we thank Guardian shareholders for their confidence in our research-driven, value-oriented investment discipline and hope to continue to earn their trust in the years ahead.

Sincerely,

/s/ Arthur Moretti

                                ARTHUR MORETTI
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Guardian Fund/1,9/



                            Inception Date    Six Month     Average Annual Total
                                           Period Ended     Return Ended 3/31/05
                                              2/28/2005 1 Year 5 Years  10 Years

Investor Class                  06/01/1950       14.30% 11.50%   1.22%     7.46%
Trust Class/5/                  08/03/1993       14.29% 11.38%   1.10%     7.37%
Advisor Class/3a,6/             09/03/1996       14.50% 10.87%   0.76%     6.95%
S&P 500 Index/2/                                  9.98%  6.69%  (3.16%)   10.79%
Russell 1000 Value Index/2/                      13.75% 13.17%   5.19%    12.81%


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Please see Endnotes for additional information.

Industry Diversification
(% of Industry Holdings)



              Banking & Financial..........................   3.5%
              Business Services............................   1.2
              Consumer Cyclicals...........................   2.9
              Defense......................................   3.2
              Diversified..................................   2.9
              Energy.......................................   3.2
              Financial Services...........................   7.3
              Health Products & Services...................   7.3
              Industrial Gases.............................   3.3
              Insurance....................................   6.5
              Media........................................  10.3
              Oil & Gas....................................   4.5
              Oil Services.................................   0.5
              Pharmaceutical...............................   5.7
              Real Estate..................................   3.7
              Technology...................................   6.8
              Technology-Semiconductor.....................   7.3
              Technology-Semiconductor Capital
               Equipment...................................   3.0
              Telecommunications...........................   3.7
              Transportation...............................   4.6
              Utilities....................................   3.5
              Waste Management.............................   2.9
              Short-Term Investments.......................  27.6
              Liabilities, less cash, receivables and other
               assets...................................... (25.4)

International Fund Portfolio Commentary

International stocks significantly outperformed U.S. equities in the first half of fiscal 2005, with the MSCI EAFE Index doubling the return of the S&P 500. We are pleased to report that our stock selection once again helped the International Fund to outperform its EAFE benchmark.

Our Consumer Discretionary investments had the most favorable impact on absolute returns during the period. We held more than double the EAFE benchmark weighting in the group and our companies outperformed the benchmark sector's components. Our top performers in the sector included South African furniture manufacturer Steinhoff International Holdings, Canadian company Great Canadian Gaming, and housing related stocks such as Swedish kitchen cabinet maker Nobia, U.K. housing developer Redrow, and Spanish homebuilder Fadesa.

We were more neutral in other consumer areas, such as retailing, media and autos, which did less well over the six-month period. Although we were underweight in Financials, the excellent performance of Anglo Irish Bank (our largest portfolio holding) and U.K.-based sub-prime mortgage lender Kensington Group helped us significantly outperform the benchmark component. We were overweight in Energy and four of our holdings, Brazil's Petrolio Brasileiro, the U.K.'s Burren Energy, Canada's Talisman Energy, and Norway's ProSafe ASA, made our top-ten performance list.

The portfolio was underweight in Industrials, Materials, Information Technology, and Telecom, and our holdings underperformed benchmark components in each of these areas. Underweights in Industrials and Materials, two of the better performing sectors during the reporting period, had the most negative impact on relative returns. Our bias toward companies that have been consistently profitable generally results in our being underweight in highly cyclical sectors such as Industrials and Materials. While this penalized relative performance over the past six months, a period in which profit growth for economically sensitive companies was particularly strong, over the long term we believe it will work to our shareholders' advantage.

On a country basis, we continue to be rewarded for our exposure to smaller European markets, most notably Ireland, but also the Netherlands, Norway, and Sweden. Irish beverage and snack food company C&C Group joined Anglo Irish Bank on our top-ten performance list in the first half of fiscal 2005, and, as already mentioned, Norwegian oil services company ProSafe ASA was also a top performer. The portfolio was underweight in the United Kingdom and Germany, but our positions materially outperformed in those countries. U.K. environmental services company RPS Group joined previously mentioned Burren Energy and Kensington Group on our top-ten list. German holdings Porsche and hospital management company Rhoen Klinikum contributed to returns.

Investments in Italy and Hong Kong disappointed. Indesit, an Italian "white goods" appliance manufacturer, was hurt by rising steel costs. Over time, however, we believe that the company's strong brands will allow it to pass on higher costs to customers and restore margins. Hong Kong's TPV Technology, a producer of flat screen computer monitors and televisions, drifted on concerns that increased competition in this niche would erode profitability.

Looking ahead, we expect to see a continuation of many of the themes that have been unfolding in international markets over the past year. We believe that energy prices are likely to remain high and that energy companies' strong earnings will underpin their stock prices. We believe interest rates will remain relatively low, helping sustain a strong housing market and increased profitability for housing related businesses. Despite Federal Reserve tightening and higher short-term interest rates, we believe the U.S. dollar will continue to weaken against most foreign currencies. While a weaker dollar is positive for returns from international stocks, it makes U.S. companies more competitive and therefore puts additional pressure on international companies, particularly those exporting to the U.S. That is the reason we strongly

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.
Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.
The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

favor international companies serving primarily non-U.S. and/or local markets. Also, since these tend to be smaller companies that are less widely followed by the investment community, our independent research efforts can be more productive.

One of the drawbacks of international equities' strong performance in recent years is that valuations are no longer as compelling. This presents a challenge for value oriented stock pickers. While we are no longer finding as many bargains in the international equities markets, we continue to uncover quality companies trading at what in our opinion will prove to be more than reasonable prices.

Sincerely,

/s/ Benjamin Segal
                                BENJAMIN SEGAL
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------



PERFORMANCE HIGHLIGHTS
Neuberger Berman International Fund/1,9/



                   Inception Date    Six Month     Average Annual Total
                                  Period Ended     Return Ended 3/31/05
                                     2/28/2005 1 Year 5 Years  10 Years

Investor Class/3b/     06/15/1994       26.77% 25.03%   0.31%    10.57%
Trust Class/3b,5/      06/29/1998       26.68% 24.79%   0.86%    10.97%
EAFE Index/2/                           21.28% 15.49%  (0.81%)    5.73%


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Please see Endnotes for additional information.

Industry Diversification
(% of Industry Holdings)



              Banking......................................  7.1%
              Banking & Financial..........................  7.2
              Building, Construction & Furnishing..........  6.2
              Energy.......................................  7.6
              Oil & Gas....................................  9.1
              Manufacturing................................  4.9
              Consumer Products & Services.................  3.8
              Telecommunications...........................  1.5
              Automotive...................................  2.0
              Business Services............................  3.3
              Telecommunications-Wireless..................  2.6
              Media........................................  2.4
              Health Products & Services...................  1.0
              Food & Beverage..............................  6.3
              Entertainment................................  1.1
              Home Furnishings.............................  1.9
              Technology-Hardware..........................  3.0
              Utilities....................................  1.6
              Diversified..................................  1.4
              Pharmaceutical...............................  2.2
              Insurance....................................  1.6
              Consumer Cyclical-Leisure & Consumer
               Services....................................  2.6
              Finance......................................  0.2
              Business Services-General Business
               Services....................................  0.7
              Tobacco......................................  0.5
              Specialty Chemical...........................  1.0
              Capital Goods................................  0.9
              Steel........................................  1.0
              Chemicals....................................  0.7
              Consumer Discretionary.......................  1.1
              Commercial Services..........................  1.6
              Health Care..................................  1.8
              Building Products............................  2.8
              Retailing....................................  0.7
              Paper........................................  1.0
              Advertising..................................  0.4
              Real Estate/REIT.............................  0.2
              Mining.......................................  0.1
              Materials-Metals & Mining....................  0.7
              Short-Term Investments....................... 10.4
              Liabilities, less cash, receivables and other
               assets...................................... (6.2)

Manhattan Fund Portfolio Commentary


We are pleased to report that the Manhattan Fund posted positive returns and outperformed the Russell Midcap Growth Index in the first half of fiscal 2005 -- a period in which mid-cap growth managers generally struggled versus the benchmark.

The largest contributions to performance for the six-month reporting period came from security selection within Financials, Consumer Staples and Energy. Financial companies such as Legg Mason and Chicago Mercantile Exchange Holdings Inc. benefited from a favorable market for securities. Standout performers in the Consumer Staples sector included Whole Foods Market and Constellation Brands. Within the robust Energy sector, XTO Energy and Canadian Natural Resources excelled.

Our emphasis on Wireless Services helped performance in Telecom, another strong sector, while our holdings in the Materials sector were also additive, aided by gains for coal company Peabody Energy and iron and steel producer Nucor Corporation.

On the downside, stock selection within Industrials had the most negative impact on our relative performance. Names that performed particularly well earlier pulled back during this reporting period. Meanwhile, our security selection within the Consumer Discretionary sector also hurt relative results, as several of our specialty retail names were particularly weak.

In aggregate, our sector selection was a slight negative, primarily due to our underweight in Utilities, the strongest sector over the past six months. However, it should also be noted that Utilities comprise less than 1% of the Russell Midcap Growth Index. Our continued overweight in Telecom Services, another standout group, was additive to performance.

Looking further into 2005, economic headwinds should act to slow economic growth from the 4% pace achieved in 2004. A number of factors may come into play, including tighter fiscal and monetary policies, the slowing of Asian economies, the need for U.S. consumers to increase savings, the impact of higher energy costs and the normal mid-cycle deceleration of an economic expansion.

We believe that keeping inflation in check is key to further advances in the equity markets. Real interest rates remain historically low, with the Federal Reserve on a "measured pace" to raise rates. The Fed may finish raising rates sooner than anticipated by the "consensus." In the short run, we think that inflation will not be a major problem due to benign labor costs; and the economy, although slowing, does not appear to us in danger of a recession. Managements have been giving cautious guidance in their 2005 outlooks, possibly setting the stage for some positive earnings surprises going forward. In addition, we believe corporate spreads and the yield curve indicate continued economic expansion ahead, and corporate hiring and investment plans are intact. Also, recent data have again turned higher and are in a mode that indicates to us a healthy expansion.

As a result, we believe that 2005 will be propitious for equity investors. Near term, the equity market's technicals still appear to us positive. After the strong market gains since last fall, sparked by the Presidential election results and price drop in crude

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Manhattan Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

oil, we expect that stocks are due for a pull-back in the weeks ahead before moving higher again. As we believe that the equity market remains in a rally phase, we still want to be positioned more aggressively than the indices and our competition and hold stocks that we feel could outperform in a rising market.

However, if the market moves higher in the first part of the year as we suspect, we anticipate making rotational changes into more defensive areas, such as Consumer Staples and Health Care. Currently, we are neutral to overweight in the Materials and Industrial sectors and underweight in Consumer Staples and Utilities. Information Technology and Energy sectors are both neutral, but in the longer term we plan to be buyers of Energy and sellers of Information Technology.

Sincerely,

/s/ Jon D. Bronson
                                JON D. BRORSON
                                  TEAM LEADER

/s/ Kenneth J. Turek
                               KENNETH J. TUREK
                               PORTFOLIO MANAGER
                                MID-CAP GROWTH

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Manhattan Fund/1,9/



                        Inception Date       Six Month     Average Annual Total
                                          Period Ended     Return Ended 3/31/05
                                             2/28/2005 1 Year  5 Years 10 Years

Investor Class              03/01/1979/4/       18.09% 10.26% (12.69%)    6.46%
Trust Class/3a,5/           08/30/1993          17.92% 10.03% (12.75%)    6.29%
Advisor Class/3b,6/         09/03/1996          17.66%  9.52% (13.12%)    5.91%
Russell Midcap Growth
 Index/2/                                       17.94%  8.31%  (7.30%)    9.91%
Russell Midcap Index/2/                         17.98% 14.05%   5.49%    13.34%
S&P 500 Index/2/                                 9.98%  6.69%  (3.16%)   10.79%


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Please see Endnotes for additional information.

Industry Diversification
(% of Industry Holdings)


              Aerospace....................................   0.7%
              Agriculture..................................   0.7
              Basic Materials..............................   1.8
              Biotechnology................................   4.1
              Business Services............................   6.7
              Capital Equipment............................   2.7
              Communications Equipment.....................   1.8
              Computer Related.............................   1.9
              Consumer Discretionary.......................   0.7
              Defense......................................   0.5
              Diagnostic Equipment.........................   1.0
              Electrical & Electronics.....................   0.5
              Energy.......................................   5.9
              Entertainment................................   1.9
              Finance......................................   5.7
              Financial Services...........................   2.7
              Food & Beverage..............................   2.6
              Hardware.....................................   0.7
              Health Care..................................   9.4
              Health Products & Services...................   1.5
              Industrial...................................   2.4
              Industrial Gases.............................   0.5
              Instruments..................................   1.1
              Internet.....................................   2.3
              Leisure......................................   3.8
              Manufacturing................................   1.0
              Medical Equipment............................   1.9
              Oil & Gas....................................   1.1
              Retail.......................................   7.5
              Semiconductors...............................   4.1
              Software.....................................   5.3
              Technology...................................  10.2
              Telecommunications...........................   1.7
              Transportation...............................   2.7
              Short-Term Investments.......................  21.0
              Liabilities, less cash, receivables and other
               assets...................................... (20.1)

Millennium Fund Portfolio Commentary

We are pleased to report that the Millennium Fund posted strong returns in the first half of fiscal 2005, outperforming the benchmark Russell 2000 Growth Index and ranking in the top 5% of its Lipper category.*

In nearly all sectors, our security selection enhanced performance versus the index. Industrial stocks such as Labor Ready and DiamondCluster International provided some of the largest contributions to relative performance. Other stocks that helped returns included Amerigroup and Intralase (Health Care), F5 Networks and Portalplayer (Information Technology), Trammel Crow Company (Financials), and AK Steel Holding (Materials).

Our sector selection also augmented relative returns, due largely to our underweights in Health Care, Financials, and Information Technology, all relatively weak areas of the market during the reporting period.

Looking further into 2005, economic headwinds should act to slow economic growth from the 4% pace achieved in 2004. A number of factors may come into play, including tighter fiscal and monetary policies, the slowing of Asian economies, the need for U.S. consumers to increase savings, the impact of higher energy costs and the normal mid-cycle deceleration of an economic expansion.

We believe that keeping inflation in check is key to further advances in the equity markets. Real interest rates remain historically low, with the Fed on a "measured pace" to raise rates. The Fed may finish raising rates sooner than anticipated by the "consensus." In the short run, we think that inflation will not be a major problem due to benign labor costs; meanwhile, we think the economy, although slowing, is not in danger of a recession. Managements have been giving cautious guidance in their 2005 outlooks, possibly setting the stage for some positive earnings surprises going forward. In addition, we believe corporate spreads and the yield curve indicate continued economic expansion ahead, and corporate hiring and investment plans are intact. Also, recent data have again turned higher and are in a mode that indicates to us a healthy expansion.

As a result, we believe that 2005 will be propitious for equity investors. Near term, the equity market's technicals still appear to us positive. After the strong market gains since last fall, sparked by the Presidential election results and price drop in crude

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Millennium Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
* As categorized by Lipper, Millennium Investor Class ranked 22 out of 527 funds in its Small Cap Growth Category for the six-month period ending February 28, 2005.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

oil, we expect that stocks are due for a pull-back in the weeks ahead before moving higher again. As we believe that the equity market remains in a rally phase, we still want to be positioned more aggressively than the indices and our competition and hold stocks that we feel could outperform in a rising market.

However, if the market moves higher in the first part of the year as we suspect, we anticipate making rotational changes into more defensive areas, such as Consumer Staples and Health Care. Currently, we are neutral to overweight in the Materials and Industrial sectors and underweight in Consumer Staples. Information Technology and Energy sectors are both neutral, but in the longer term we plan to be buyers of Energy and sellers of Information Technology.

Sincerely,

/s/ Jon D. Bronson
                                JON D. BRORSON
                                  TEAM LEADER
/s/ David A. Burshtan

                               DAVID H. BURSHTAN
                               PORTFOLIO MANAGER
                               SMALL-CAP GROWTH

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Millennium Fund/1/



                      Inception Date    Six Month         Average Annual Total
                                     Period Ended         Return Ended 3/31/05
                                        2/28/2005 1 Year  5 Years Life of Fund

Investor Class/3b/        10/20/1998       24.65%  6.61% (16.11%)        9.18%
Trust Class/3b,5/         11/03/1998       24.60%  6.61% (16.20%)        9.10%
Advisor Class/3b,6/       05/03/2002       24.62%  6.67% (16.10%)        9.19%
Russell 2000 Growth
 Index/2/                                  17.56%  0.87%  (6.60%)        5.58%
Russell 2000 Index/2/                      16.40%  5.41%   4.01%        10.43%


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Please see Endnotes for additional information.

Industry Diversification
(% of Industry Holdings)



              Banking & Financial..........................  2.4%
              Building, Construction & Furnishing..........  1.1
              Business Services............................  7.5
              Coal.........................................  1.6
              Computers & Systems..........................  1.7
              Consumer Discretionary.......................  4.5
              Consumer Products & Services.................  1.5
              Electrical & Electronics.....................  1.3
              Energy.......................................  0.9
              Entertainment................................  5.5
              Finance......................................  1.4
              Financial Services...........................  3.9
              Health Care..................................  8.4
              Health Products & Services...................  2.5
              Industrial...................................  3.9
              Industrial & Commercial Products.............  1.3
              Insurance....................................  1.5
              Internet.....................................  1.7
              Lodging......................................  1.6
              Medical Equipment............................  5.3
              Oil & Gas....................................  5.8
              Retail.......................................  4.7
              Semiconductors...............................  3.0
              Software.....................................  6.8
              Steel........................................  1.2
              Technology................................... 13.4
              Technology-Semiconductor.....................  1.2
              Telecommunications...........................  1.0
              Transportation...............................  3.0
              Short-Term Investments.......................  9.1
              Liabilities, less cash, receivables and other
               assets...................................... (8.7)

Partners Fund Portfolio Commentary

We are pleased to report that the Partners Fund significantly outperformed the S&P 500 Index and Russell 1000 Value Index in the first half of fiscal 2005 -- a period in which both benchmarks posted solid gains. Stock selection helped the Fund's results, as our holdings outpaced benchmark components in almost all sectors, reflecting the positive impact that research-driven stock selection can have on relative returns.

Energy stocks made the largest contribution to our results, with tanker company Teekay Shipping and exploration and production companies XTO Energy and EOG Resources appearing on our top-ten performance list. Homebuilders NVR, Centex and Pulte Homes propelled strong returns in the Consumer Discretionary sector. Our Health Care holdings, primarily HMOs and PBMs (Pharmacy Benefits Managers) excelled and, thanks to the exceptional performance of stocks such as Pacific Healthcare and Aetna, we outpaced the benchmarks' Health Care components by a wide margin. Helped by the rebound in semiconductor and semiconductor equipment stocks, our Information Technology investments bolstered returns.

Not much went wrong during this six-month reporting period. We underperformed in the Industrials sector, largely due to owning quality during a period when investors displayed an increased appetite for risk. Our major disappointments came in the Financials sector, with Federal National Mortgage Association (Fannie Mae), American International Group, and Morgan Stanley all appearing on our bottom-ten performance list.

Moving forward, we expect Energy stocks to continue to contribute to performance. In our opinion, the rise in energy prices is a demand-driven, not supply-driven, phenomenon, fueled by heightened demand from China and (to a lesser degree) India. China's manufacturing strength is growing, and the country is spending aggressively to build up its infrastructure. Consequently, there is an economically disproportionate demand for energy and other commodities such as steel. For example, last year China, whose economy is still a fraction of the size of the U.S.'s, consumed more than two times the amount of steel than we did. If the Chinese economy slows appreciably, we could see oil prices retreat and other commodities prices come down as well. However, we think that the Chinese economy will remain strong, and in the process, continue to support higher energy prices.

Eventually, as we exploit opportunities such as extracting oil from oil sands and shale, and collecting and shipping "stranded" natural gas (natural gas production not transportable by pipelines), and the major oil companies finally begin spending significantly more on exploration and production, energy prices should come down. In the interim, we expect select exploration and production companies with healthy reserves such as XTO Energy, and energy shippers such as Teekay Shipping to continue to grow earnings at an impressive pace. We have also diversified our energy exposure by establishing positions in Peabody Energy, one of the nation's largest coal producers, and Canadian Natural Resources, one of the companies extracting oil from oil sands.

Despite the excellent performance of homebuilders such as Centex and Lennar, trading at quarter's end at 7.5 and 8.9 times forward earnings respectively, we believe that their valuations remain reasonable. Higher mortgage rates could chill existing home sales. However, housing inventory is still well below demand (much of it from the 20 million immigrants that have come to the U.S. in the past 10 years), and we believe that buying a new home will remain affordable even if mortgage rates trend higher.

We have taken some profits in Health Care, where several holdings reached our price targets. In the Financial sector, we continue to avoid banks,

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.
Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

where profit margins from the "spread business" (borrowing short and lending long) are likely to erode as interest rates rise. We still favor property and casualty insurers. Although pricing in this business may have temporarily peaked, we believe it will stay reasonably firm. Also fallout from the Spitzer investigation has brought several high quality companies back down to our value buy range.

We remain relatively bullish on the economy, which appears to have successfully adjusted to high energy costs. Although we believe interest rates will trend higher until they reach more normalized levels, we don't see evidence of the kind of inflation that would cause rates to reach levels that might stall economic activity. Stocks aren't cheap, but we are still finding high quality companies trading at bargain prices. We look forward to building on our success in the year ahead.

Sincerely,

/s/ S. Basu Mullick
                                S. BASU MULLICK
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Partners Fund/1,9/

                            Inception Date       Six Month     Average Annual Total
                                              Period Ended     Return Ended 3/31/05
                                                 2/28/2005 1 Year 5 Years  10 Years

Investor Class                  01/20/1975/4/       24.24% 14.87%   3.83%    10.87%
Trust Class/3a,5/               08/30/1993          24.09% 14.69%   3.68%    10.73%
Advisor Class/3a,6/             08/16/1996          23.96% 14.39%   3.39%    10.41%
Russell 1000 Value Index/2/                         13.75% 13.17%   5.19%    12.81%
S&P 500 Index/2/                                     9.98%  6.69%  (3.16%)   10.79%


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Please see Endnotes for additional information.

Industry Diversification
(% of Industry Holdings)



              Advertising..................................   0.7%
              Banking & Financial..........................   3.5
              Broadcasting.................................   1.0
              Building, Construction & Furnishing..........   9.4
              Building Materials...........................   2.4
              Business Services............................   1.1
              Communications...............................   0.8
              Communications Services......................   1.1
              Consumer Cyclicals...........................   2.2
              Consumer Goods & Services....................   0.7
              Consumer Staples.............................   0.8
              Defense & Aerospace..........................   0.9
              Diversified..................................   1.2
              Electrical & Electronics.....................   1.6
              Energy.......................................  10.8
              Financial Services...........................  13.4
              Forest Products & Paper......................   0.4
              Health Care..................................   9.0
              Insurance....................................   6.3
              Metals.......................................   3.6
              Oil & Gas....................................   7.8
              Pharmaceutical...............................   2.1
              Retail.......................................   1.3
              Semiconductors...............................   1.7
              Software.....................................   4.6
              Technology...................................   1.6
              Telecommunications...........................   1.2
              Transportation...............................   7.2
              Short-Term Investments.......................  21.9
              Liabilities, less cash, receivables and other
               assets...................................... (20.3)

Real Estate Fund Portfolio Commentary

Real Estate Investment Trusts (REITs) performed exceptionally well through the first four months of first-half fiscal 2005 (September through December 2004), sold off sharply in January, and then rebounded in February. For the entire six-month reporting period, the NAREIT Equity REIT Index returned 8.72%. Stock selection combined with overweights in relatively strong sectors helped the Real Estate Fund modestly outperform the NAREIT benchmark.

Regional malls sector investments had the most positive impact on our absolute returns, followed by office and lodging/resort holdings. We were overweight in each of these sectors and our stocks outperformed their respective benchmark components, enhancing results versus the benchmark as well. Our health care holdings had the most negative impact on absolute and relative returns. We were underweighted in the group, but collectively our holdings in this sector declined versus a modest gain for benchmark components. The lagging performance of our apartment sector investments modestly penalized relative results.

Fundamentals in the regional mall, shopping center, office, and lodging/resorts sectors have continued to improve. Regional malls and shopping centers have benefited from relatively strong retail spending, few retail bankruptcies, constrained supply, and high occupancy rates, a trend we expect to continue. The office sector has been enjoying strength in major urban markets, most notably New York, Washington, D.C. and Los Angeles. The labor market has been improving steadily, which we expect to bolster demand for office space in other markets.

The lodging/resort business has really turned around. Virtually no new supply has been added over the last four years. Consequently, with business and vacation travel rebounding, occupancy rates have risen appreciably. We think room rates will increase in the year ahead, providing significant earnings leverage for lodging and resort REITs. Industrial REITs were among the earliest beneficiaries of the economic recovery that began in third quarter 2003. On average, we don't expect them to match the level of earnings growth we anticipate in the regional mall, office, and lodging/resorts sectors. However, we have maintained positions in industrial REITs that should benefit from economically driven increases in demand and rising rental rates.

Currently, the outlook for apartments and health care is not as positive. The new housing market remains strong, with condominium sales (the most direct competition for apartments) booming. However, if mortgage rates continue to trend higher and the new housing market slows, fundamentals for the apartment sector could start to improve. As for health care, higher real estate, insurance and labor costs are likely to constrain profitability in the nursing home business. Concern over the potential for a cut in Medicare and Medicaid reimbursements in response to the growing federal budget deficit also casts a cloud over the group.

Consistent with our outlook for the various sectors in the commercial real estate universe, we are overweight in the regional mall, office, and lodging/resort sectors and underweight in health care.

Of course, fundamental improvement in most commercial real estate sectors has not escaped investors' attention. As of March 15, the average REIT yields 5.2%, which is below the long-term average of approximately 6%. REITs are trading at
13.5 times forward earnings estimates versus a historical p/e of around 12, and at a 10% premium to net asset value compared to a long-term average of around 7%. However, we are still in the relatively

The risks involved in seeking capital appreciation and income from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.
The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

early stages of a recovery in commercial real estate fundamentals which should lead to a cycle of improving earnings and rising dividends. So, we believe today's valuations don't fully discount the level of fundamental improvement we expect to see over the next several years.

The exceptional relative performance of real estate securities over the last four years has attracted a lot of new investors. While in general we believe that this is a positive development, it has its drawbacks as well -- most notably the kind of volatility that we saw in April/May 2004 and again in January 2005. Institutional and individual investors who own REITs and REIT funds for the right reasons -- the sector's respectable earnings growth; above average yield; long history of competitive returns; and potential to lower the risk of a diversified equity portfolio -- may have to live with price fluctuations caused by traders motivated by short- term considerations. Over time, we believe that dedicated REIT investors will be amply rewarded for their fortitude and patience.

Sincerely,

/s/ Steven R. Brown
                                STEVEN R. BROWN
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Real Estate Fund/1,11/



                            Inception Date    Six Month Average Annual Total
                                           Period Ended Return Ended 3/31/05
                                              2/28/2005 1 Year  Life of Fund

Trust Class/3b/                 05/01/2002        9.48%  8.87%        20.13%
NAREIT Equity REIT Index/2/                       8.72%  9.18%        17.33%


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Please see Endnotes for additional information.

Industry Diversification
(% of Industry Holdings)



              Apartments................................... 12.4%
              Community Centers............................  6.5
              Diversified..................................  7.3
              Health Care..................................  0.9
              Industrial...................................  6.5
              Lodging...................................... 11.2
              Office....................................... 29.9
              Office-Industrial............................  1.0
              Regional Malls............................... 17.1
              Self-Storage.................................  4.4
              Short-Term Investments.......................  6.6
              Liabilities, less cash, receivables and other
               assets...................................... (3.8)

Regency Fund Portfolio Commentary

Mid-cap value stocks performed well in the first six months of fiscal 2005 and we are pleased to report that the Regency Fund did a little bit better, modestly outperforming the benchmark.

Consumer Discretionary investments had the most positive impact on absolute returns, despite modestly lagging benchmark sector components. Advance Auto Parts and AutoZone were two of our best performers in this sector. Our exposure to Health Care was almost triple the index weighting, and led by WellPoint, Triad Hospitals, Coventry Health Care, and WellChoice, our holdings significantly outperformed benchmark components. We were slightly overweight in Energy, by far the best-performing sector over the past six months, and exceptional returns from XTO Energy and Sunoco along with the announced takeover of Patina Oil & Gas contributed to strong performance. We were neutral-weighted in Consumer Staples, but a big gain in long-held favorite Constellation Brands enhanced relative returns.

Our performance versus the benchmark suffered from lagging returns in the Financials sector. However, relative returns were also penalized by what we didn't own, most notably Materials stocks -- the second best performing market sector during the reporting period. In our opinion, the group contains very few high-quality companies, and those that meet our quality hurdles currently fall short of our valuation standards. In our opinion, while we missed the run-up in Materials stocks, we will also miss the inevitable sell-off, which may come relatively soon if the economy begins to slow appreciably.

During the reporting period, we reduced our exposure to the top-performing Energy sector. We had started accumulating energy stocks, primarily exploration and production (E&P) companies, because we believed they were undervalued based on earnings power with oil prices in the $25 to $30 per barrel range. Current valuations for E&Ps now appear to discount $35 per barrel or higher. So, although there is reason to believe that oil prices will remain at or above that level, we believe most energy stocks are now fairly valued. We have also taken some profits in the Health Care sector as some portfolio holdings have reached our price targets.

We remain overweight in the Consumer Discretionary sector, not because we expect it to outperform in the year ahead, but rather because we are finding a lot of what we believe are long-term bargains. Johnson Controls is a good example. About 30% of Johnson Controls' revenues come from control systems for HVAC and security in non-residential buildings. Approximately 60% of revenues come from its automotive interiors business. This is the area of concern that is currently pressuring the stock. We note that only half of the interiors business, or 30% of the total company, comes from the troubled "Big Three" domestic auto manufacturers. More importantly, although Johnson Controls' interiors business is being hurt by rising steel and plastics costs, management still expects to grow earnings per share by 12%-14% in fiscal 2005. This guidance was recently reaffirmed despite additional production cuts announced by the Big Three.

The risks involved in seeking capital appreciation from investments primarily in companies with medium market capitalization are set forth in the prospectus and statement of additional information.
Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.
The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)


Johnson Controls is a well-managed company with an impressive operating history. The company has increased annual revenues for 58 consecutive years and annual profits for 14 consecutive years. It also has an excellent record of earnings consistency -- quite rare for a company in the cyclical auto parts business. This can be attributed to management's success in controlling costs and taking full advantage of the company's variable cost structure during difficult times. Despite this great long-term growth record and recent assurances from management that the company will meet or exceed earnings expectations in 2005, the stock is trading at just 12 times 2005 earnings estimates. Industrial stocks that we think are comparable in quality currently enjoy price/earnings multiples 50-70% higher. We never know when investors will recognize a company such as Johnson Controls. However, the cream eventually rises to the top and we expect to be rewarded for our patience.

In closing, with the economy likely to slow as interest rates move higher, we don't expect to see the broad equity indices make a great deal of progress in the year ahead. However, we do believe that our portfolio contains a number of high-quality bargains that will continue to reward our shareholders.

Sincerely,

/s/  Andrew B. Wellington
                             ANDREW B. WELLINGTON
                               PORTFOLIO MANAGER

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Regency Fund/1,9/



                     Inception Date    Six Month        Average Annual Total
                                    Period Ended        Return Ended 3/31/05
                                       2/28/2005 1 Year 5 Years Life of Fund

Investor Class/3b/       06/01/1999       18.62% 16.56%  11.38%       13.29%
Trust Class/3b,5/        06/10/1999       18.55% 16.38%  11.33%       13.26%
Russell Midcap Value
 Index/2/                                 18.03% 18.34%  13.43%       10.37%
Russell Midcap
 Index/2/                                 17.98% 14.05%   5.49%        8.33%


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Please see Endnotes for additional information.

Industry Diversification
(% of Industry Holdings)



              Auto Related.................................  11.9%
              Banking & Financial..........................  11.3
              Business Services............................   2.2
              Consumer Cyclicals...........................   5.1
              Energy.......................................   5.3
              Financial Services...........................   8.1
              Food & Beverage..............................   2.4
              Health Care..................................  12.9
              Home Furnishings.............................   1.1
              Insurance....................................  11.5
              Manufacturing................................   5.7
              Restaurants..................................   2.7
              Retail.......................................  12.7
              Technology...................................   4.8
              Short-Term Investments.......................  23.6
              Liabilities, less cash, receivables and other
               assets...................................... (21.3)

Socially Responsive Fund Portfolio Commentary

The S&P 500 and Russell 1000 Value Index generated solid gains in the first half of fiscal 2005, and we are pleased to report that the Socially Responsive Fund outperformed both benchmarks.

Energy sector holdings had the most positive impact on absolute returns, with exploration and production companies Newfield Exploration and Cimarex Energy finishing on our top-ten performance list. Bolstered by a major comeback for Texas Instruments, our Information Technology holdings made the second largest performance contribution. Highlighted by the strong showing of Liberty Media Group, our Consumer Discretionary investments also bolstered returns. Longstanding holdings UnitedHealth Group and Quest Diagnostics propelled performance in the Health Care sector. Canadian National Railway was our single best performer during this reporting period, helping generate superior performance in the Industrial sector.

Our performance versus the benchmarks was restrained by Financials, the second weakest market sector in the first half of fiscal 2005. We had steered away from interest-rate-sensitive financials, but investors treated most financial companies as though their profits were vulnerable to rising interest rates. Some holdings in the sector also failed to meet our fundamental expectations. Higher costs pinched State Street's profit margins; and despite growth in its middle-market lending business, Fifth Third Bancorp's profits fell. We are sticking with State Street, because we believe management can control costs and improve margins. However, we've abandoned Fifth Third Bancorp because we have less confidence in management's ability to enhance future profitability.

We have also reduced our commitment to Energy stocks following a multi-year overweight versus the broader equity market. In 2004, energy prices soared as demand increased due to strong global economic growth, and supply was constrained by disruptions in Iraq, Venezuela, and the U.S. (Four hurricanes shut down production in the Gulf of Mexico.) Moving forward, Japan is likely to reduce its oil dependency by reopening nuclear generating plants that have run sporadically for the past two years, and China has several major coal-powered generating plants coming on line in 2005. Also, drilling activity has finally picked up. Our conclusion is that, barring any unforeseen events, supply and demand for energy will be in better balance in 2005. The first real indication of this can be seen in rising commercial inventories for crude oil and domestic natural gas. While most oil companies may remain solidly profitable with oil at much lower levels, from a risk management perspective, we thought it prudent to sell into strength in the energy sector, and the portfolio's weighting in Energy is now more in line with the benchmark indices.

In contrast, we have increased our weighting in Information Technology, which until quite recently was a stock market laggard. We have tried to focus our efforts on identifying companies that we believe offer unique and defensible intellectual property, serving end markets with the potential for outsized secular growth.

As is our custom, we will detail a portfolio holding that demonstrates our investment discipline and is a good corporate citizen as well. We believe there are a number of trends favoring railroads in general and Canadian National Railway in particular. Over the long term, as manufacturing continues to migrate overseas to nations with low labor costs, we expect the demand for long-haul shipping (from coastal ports to the heartland) will steadily increase. Over the intermediate term, we believe railroads should gain market share from truckers, since fuel is a smaller component of railroad costs, which provides a pricing advantage. Canadian

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.
The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes and Glossary of Indices for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

National's short-term edge is that it has steadily invested in its infrastructure. Unlike several of its major competitors, Canadian National has been able to handle increased demand without problems, which has helped it gain market share.

Despite the stock's excellent performance this year, we think there is plenty more upside for what is by far the most efficient railroad in North America. We consider railroads environmentally friendly because they are nearly four times more fuel efficient than trucks. CNI continues to improve its fuel efficiency by upgrading its fleet to the most fuel efficient models and deploying "smart" technology to shut down idling engines not in use.

In closing, we thank our shareholders for sharing our enthusiasm for generating attractive returns by investing in socially responsive companies.

Sincerely,

/s/ Arthur Moretti

/s/ Ingrid S. Dyott
                      ARTHUR MORETTI AND INGRID S. DYOTT
                             PORTFOLIO CO-MANAGERS

--------------------------------------------------------------------------------


PERFORMANCE HIGHLIGHTS
Neuberger Berman Socially Responsive Fund/1,9/



                            Inception Date    Six Month     Average Annual Total
                                           Period Ended     Return Ended 3/31/05
                                              2/28/2005 1 Year 5 Years  10 Years

Investor Class/3a/              03/16/1994       14.30% 10.15%   4.74%    11.29%
Trust Class/3a,5/               03/03/1997       14.20%  9.96%   4.50%    11.11%
S&P 500 Index/2/                                  9.98%  6.69%  (3.16%)   10.79%
Russell 1000 Value Index/2/                      13.75% 13.17%   5.19%    12.81%


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Please see Endnotes for additional information.

Industry Diversification
(% of Industry Holdings)



              Automotive...................................   2.0%
              Banking & Financial..........................   3.4
              Business Services............................   3.1
              Consumer Cyclicals...........................   2.8
              Diversified..................................   3.1
              Energy.......................................   2.6
              Financial Services...........................   7.0
              Health Products & Services...................   7.3
              Industrial Gases.............................   3.8
              Insurance....................................   6.3
              Media........................................  10.2
              Oil & Gas....................................   6.1
              Pharmaceutical...............................   6.5
              Real Estate..................................   4.0
              Technology...................................   6.7
              Technology-Semiconductor.....................   7.1
              Technology-Semiconductor Capital
               Equipment...................................   3.0
              Telecommunications...........................   3.5
              Transportation...............................   4.6
              Utilities....................................   3.2
              Repurchase Agreements........................   4.1
              Short-Term Investments.......................  22.4
              Liabilities, less cash, receivables and other
               assets...................................... (22.8)

Endnotes

               1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

               2. Please see "Glossary of Indices" on the following page for a description of indices. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the described indices.

               3. Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods would have been less. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses absorbed by Neuberger Berman Management Inc. (NBMI).

                    a. NBMI previously absorbed or waived certain operating expenses.

                    b.    NBMI currently absorbs certain operating expenses.

               4. These dates reflect when NBMI first became investment advisor to these Funds.

               5. Performance shown prior to August 1993 for the Trust Class of Focus, Genesis, Guardian, Manhattan and Partners Funds (prior to March 1997 for Socially Responsive Fund; June 1998 for International Fund; November 1998 for Millennium Fund; June 1999 for Regency Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Trust Class. Please see the notes to the financial statements for specific information regarding which classes currently have a portion of their operating expenses absorbed by NBMI.

               6. Performance shown prior to September 1996 for the Advisor Class of Focus, Guardian and Manhattan Funds (prior to August 1996 for Partners Fund; April 1997 for Genesis Fund; May 2002 for Fasciano Fund and Millennium Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class. Please see the notes to the financial statements for specific information regarding which classes currently have a portion of their operating expenses absorbed by NBMI.

               7. NBMI first became investment advisor of the Fasciano Fund after the close of business on March 23, 2001. This fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc.

               8. Performance shown prior to July 1999 for the Institutional Class of Genesis Fund is that of the Investor Class, which has higher expenses and typically lower returns than the Institutional Class.

               9. The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

              10. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. As a result, the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. The Fund's name prior to January 1, 1995, was Neuberger&Berman Selected Sectors Fund. While the Fund's value-oriented approach is intended to limit risks, the Fund, with its concentration in sectors, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

              11. The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

                    For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management Inc. at (800) 877-9700, or visit our website at www.nb.com.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Glossary of Indices



                 S&P 500 Index: The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

         Russell 1000(R) Index: Measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

   Russell 1000(R) Value Index: Measures the performance of those Russell
                                1000(R) Index companies with lower
                                price-to-book ratios and lower forecasted growth rates.

  Russell 1000(R) Growth Index: Measures the performance of those Russell
                                1000(R) Index companies with higher
                                price-to-book ratios and higher forecasted growth rates.

         Russell 2000(R) Index: An unmanaged index consisting of securities of the 2,000 issuers having the smallest
                                capitalization in the Russell 3000(R) Index, representing approximately 8% of the Russell 3000 Index total market capitalization. The smallest company's market capitalization is roughly $117 million.

  Russell 2000(R) Growth Index: Measures the performance of those Russell
                                2000(R) Index companies with higher
                                price-to-book ratios and higher forecasted growth rates.

   Russell 2000(R) Value Index: Measures the performance of those Russell
                                2000(R) Index companies with lower
                                price-to-book ratios and lower forecasted growth rates.

                 EAFE(R) Index: Also known as the Morgan Stanley Capital
                                International Europe, Australasia, Far East
                                Index. An unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars and includes reinvestment of all dividends and capital gain distributions.

       Russell Midcap(R) Index: Measures the 800 smallest companies in the
                                Russell 1000(R) Index.

Russell Midcap(R) Growth Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell
                                1000(R) Index) companies with higher
                                price-to-book ratios and higher forecasted growth values.

 Russell Midcap(R) Value Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell
                                1000(R) Index) companies with lower
                                price-to-book ratios and lower forecasted growth values.

      NAREIT Equity REIT Index: The NAREIT Equity REIT Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.


Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, administrative services and shareholder reports among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                             Actual Expenses: The first section of the table provides
                                              information about actual account values and
                                              actual expenses in dollars. You may use the
                                              information in this line, together with the
                                              amount you invested, to estimate the expenses
                                              you paid over the period. Simply divide your
                                              account value by $1,000 (for example, an $8,600
                                              account value divided by $1,000 = 8.6), then
                                              multiply the result by the number in the first
                                              section of the table under the heading entitled
                                              "Expenses Paid During the Period" to estimate
                                              the expenses you paid over the period.

Hypothetical Example for Comparison Purposes: The second section of the table provides information about hypothetical account values
                                              and hypothetical expenses based on the Fund's
                                              actual expense ratio and an assumed rate of
                                              return at 5% per year before expenses. This
                                              return is not the Fund's actual return. The
                                              hypothetical account values and expenses may
                                              not be used to estimate the actual ending
                                              account balance or expenses you paid for the
                                              period. You may use this information to compare
                                              the ongoing costs of investing in these Funds
                                              versus other funds. To do so, compare this 5%
                                              hypothetical example with the 5% hypothetical
                                              examples that appear in the shareholder reports
                                              of other funds.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Expense Information As of 2/28/05 (Unaudited)

Neuberger Berman Century Fund



                                 Beginning    Ending    Expenses
                                   Account   Account Paid During
                 Actual              Value     Value the Period*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,061.40       $7.51

                 Hypothetical (5% annual
                 return before expenses)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,017.50       $7.35


Neuberger Berman Fasciano Fund



                                 Beginning    Ending    Expenses
                                   Account   Account Paid During
                 Actual              Value     Value the Period*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,076.40       $5.99
                 Advisor Class      $1,000 $1,074.60       $7.69

                 Hypothetical (5% annual
                 return before expenses)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,019.02       $5.83
                 Advisor Class      $1,000 $1,017.38       $7.48


Neuberger Berman Focus Fund



                                 Beginning    Ending    Expenses
                                   Account   Account Paid During
                 Actual              Value     Value the Period*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,155.30       $4.67
                 Trust Class        $1,000 $1,153.70       $5.54
                 Advisor Class      $1,000 $1,152.90       $6.56

                 Hypothetical (5% annual
                 return before expenses)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,020.47       $4.37
                 Trust Class        $1,000 $1,019.65       $5.20
                 Advisor Class      $1,000 $1,018.70       $6.15


Neuberger Berman Genesis Fund



                                  Beginning    Ending    Expenses
                                    Account   Account Paid During
              Actual                  Value     Value the Period*
              ---------------------------------------------------

              Investor Class         $1,000 $1,166.80       $5.56
              Trust Class            $1,000 $1,166.60       $5.85
              Advisor Class          $1,000 $1,164.90       $7.21
              Institutional Class    $1,000 $1,168.00       $4.55

              Hypothetical (5% annual
              return before expenses)**
              ---------------------------------------------------
              Investor Class         $1,000 $1,019.66       $5.18
              Trust Class            $1,000 $1,019.39       $5.45
              Advisor Class          $1,000 $1,018.13       $6.72
              Institutional Class    $1,000 $1,020.59       $4.24


Neuberger Berman Guardian Fund



                                 Beginning    Ending    Expenses
                                   Account   Account Paid During
                 Actual              Value     Value the Period*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,143.00       $4.77
                 Trust Class        $1,000 $1,142.90       $5.53
                 Advisor Class      $1,000 $1,145.00       $7.64

                 Hypothetical (5% annual
                 return before expenses)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,020.35       $4.49
                 Trust Class        $1,000 $1,019.63       $5.21
                 Advisor Class      $1,000 $1,017.67       $7.18


Neuberger Berman International Fund



                                 Beginning    Ending    Expenses
                                   Account   Account Paid During
                 Actual              Value     Value the Period*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,267.70       $7.88
                 Trust Class        $1,000 $1,266.80       $8.44

                 Hypothetical (5% annual
                 return before expenses)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,017.85       $7.01
                 Trust Class        $1,000 $1,017.35       $7.51


 * For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

Expense Information As of 2/28/05 cont'd (Unaudited)

Neuberger Berman Manhattan Fund



                                 Beginning    Ending    Expenses
                                   Account   Account Paid During
                 Actual              Value     Value the Period*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,180.90       $5.73
                 Trust Class        $1,000 $1,179.20       $6.62
                 Advisor Class      $1,000 $1,176.60       $8.04

                 Hypothetical (5% annual
                 return before expenses)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,019.54       $5.31
                 Trust Class        $1,000 $1,018.72       $6.13
                 Advisor Class      $1,000 $1,017.41       $7.45


Neuberger Berman Millennium Fund



                                 Beginning    Ending    Expenses
                                   Account   Account Paid During
                 Actual              Value     Value the Period*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,246.50      $ 9.58
                 Trust Class        $1,000 $1,246.00      $ 9.58
                 Advisor Class      $1,000 $1,246.20      $10.40

                 Hypothetical (5% annual
                 return before expenses)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,016.26       $8.60
                 Trust Class        $1,000 $1,016.26       $8.60
                 Advisor Class      $1,000 $1,015.53       $9.33


Neuberger Berman Partners Fund



                                 Beginning    Ending    Expenses
                                   Account   Account Paid During
                 Actual              Value     Value the Period*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,242.40       $4.76
                 Trust Class        $1,000 $1,240.90       $5.68
                 Advisor Class      $1,000 $1,239.60       $7.04

                 Hypothetical (5% annual
                 return before expenses)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,020.55       $4.29
                 Trust Class        $1,000 $1,019.72       $5.12
                 Advisor Class      $1,000 $1,018.51       $6.35

Neuberger Berman Real Estate Fund



                                Beginning      Ending    Expenses
                                  Account     Account Paid During
                  Actual            Value       Value the Period*
                  -----------------------------------------------

                  Trust Class      $1,000   $1,094.80       $7.72

                  Hypothetical (5% annual
                  return before expenses)**
                  -----------------------------------------------
                  Trust Class      $1,000   $1,017.43       $7.43



Neuberger Berman Regency Fund



                                 Beginning    Ending    Expenses
                                   Account   Account Paid During
                 Actual              Value     Value the Period*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,186.20       $6.43
                 Trust Class        $1,000 $1,185.50       $8.06

                 Hypothetical (5% annual
                 return before expenses)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,018.91       $5.94
                 Trust Class        $1,000 $1,017.41       $7.44



Neuberger Berman Socially Responsive Fund



                                 Beginning    Ending    Expenses
                                   Account   Account Paid During
                 Actual              Value     Value the Period*
                 -----------------------------------------------

                 Investor Class     $1,000 $1,143.00       $5.34
                 Trust Class        $1,000 $1,142.00       $6.23

                 Hypothetical (5% annual
                 return before expenses)**
                 -----------------------------------------------
                 Investor Class     $1,000 $1,019.81       $5.03
                 Trust Class        $1,000 $1,018.98       $5.87


 * For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Schedule of Investments Century Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings



                                Holding            %


                             1  Microsoft Corp.  3.6

                             2  Johnson &
                                Johnson          3.6

                             3  General Electric 2.8

                             4  American
                                International
                                Group            2.7

                             5  Yahoo! Inc.      2.5

                             6  Dell Inc.        2.3

                             7  Walgreen Co.     2.0

                             8  Schlumberger
                                Ltd.             2.0

                             9  Intel Corp.      2.0

                            10  Staples, Inc.    1.9


--------------------------------------------------------------------------------



               Number of Shares                  Market Value/+/
                                                 (000's omitted)


               Common Stocks (100.3%)

               Advertising (1.4%)
                4,000 Lamar Advertising              $   157*

               Aerospace (1.8%)
                4,500 Rockwell Collins                   207

               Basic Materials (0.6%)
                1,200 Nucor Corp.                         75

               Biotechnology (4.9%)
                2,200 Amgen Inc.                         136*
                4,700 Celgene Corp.                      129*
                3,400 Genentech, Inc.                    160*
                2,600 Genzyme Corp.                      146*
                                                     -------
                                                         571

               Communications Equipment (1.8%)
               11,725 Cisco Systems                      204*

               Computer Related (1.6%)
                1,900 Apple Computer                      85*
                3,300 Network Appliance                   99*
                                                     -------
                                                         184

               Computers & Systems (1.5%)
               13,500 EMC Corp.                          171*

               Consumer Staples (1.8%)
                3,900 Procter & Gamble                   207

               Entertainment (1.0%)
                1,900 Station Casinos                    116

               Financial Services (5.5%)
                3,225 Citigroup Inc.                     154
                1,600 Goldman Sachs                      174
                2,050 Legg Mason                         165
                5,600 MBNA Corp.                         142
                                                     -------
                                                         635

               Food Products (2.6%)
                5,100 Archer-Daniels-Midland             123
                2,700 Wm. Wrigley Jr.                    180
                                                     -------
                                                         303

               Hardware (5.1%)
                6,500 Dell Inc.                          260*
                2,200 IBM                                204
                7,000 Seagate Technology                 126*
                                                     -------
                                                         590

               Health Care (5.3%)
                1,400 Aetna Inc.                         205
                2,200 C. R. Bard                         146
                3,000 Charles River Laboratories
                       International                     138*
                3,250 Varian Medical Systems             117*
                                                     -------
                                                         606



               Number of Shares                   Market Value/+/
                                                  (000's omitted)


               Health Products & Services (5.7%)
               1,750 Kinetic Concepts                 $   114*
               3,500 Medtronic, Inc.                      182
               1,600 UnitedHealth Group                   146
               2,450 Zimmer Holdings                      211*
                                                      -------
                                                          653

               Industrial Gases (1.5%)
               2,800 Air Products & Chemicals             175

               Instruments (0.9%)
               3,600 Thermo Electron                       99*

               Insurance (2.7%)
               4,650 American International Group         311

               Internet (3.6%)
               2,800 eBay Inc.                            120*
               9,000 Yahoo! Inc.                          290*
                                                      -------
                                                          410

               Leisure (2.7%)
               2,650 Marriott International               170
               2,950 Royal Caribbean Cruises              139
                                                      -------
                                                          309

               Machinery & Equipment (2.6%)
               2,700 Danaher Corp.                        146
               2,225 Deere & Co.                          158
                                                      -------
                                                          304

               Manufacturing (5.6%)
               9,100 General Electric                     320
               2,100 Illinois Tool Works                  189
               4,000 Tyco International                   134
                                                      -------
                                                          643

               Oil & Gas (1.6%)
               1,500 Apache Corp.                          94
                 850 Murphy Oil                            85
                                                      -------
                                                          179

               Oil Services (2.0%)
               3,100 Schlumberger Ltd.                    234

               Pharmaceutical (7.7%)
               1,500 Alcon, Inc.                          129
               6,254 Johnson & Johnson                    410
               2,600 Novartis AG ADR                      130
               8,125 Pfizer Inc.                          214
                                                      -------
                                                          883

               Publishing & Broadcasting (1.2%)
               1,500 McGraw-Hill Cos.                     138

Schedule of Investments Century Fund cont'd



                Number of Shares                Market Value/+/
                                                (000's omitted)


                Retail (11.4%)
                 1,800 Fortune Brands               $   146
                 4,500 Home Depot                       180
                 1,400 Nordstrom, Inc.                   75
                 6,800 Staples, Inc.                    214
                 3,100 Target Corp.                     158
                 3,400 Wal-Mart Stores                  175
                 5,500 Walgreen Co.                     236
                 1,300 Whole Foods Market               134
                                                    -------
                                                      1,318

                Semiconductors (4.7%)
                 3,400 Applied Materials                 59*
                 9,500 Intel Corp.                      228
                 2,500 Linear Technology                 98
                 1,500 National Semiconductor            30
                 4,600 Texas Instruments                122
                                                    -------
                                                        537

                Software (6.1%)
                 2,550 Mercury Interactive              117*
                16,400 Microsoft Corp.                  414
                13,900 Oracle Corp.                     179*
                                                    -------
                                                        710

                Technology (2.5%)
                 3,500 Marvell Technology Group         128*
                 3,275 Zebra Technologies               163*
                                                    -------
                                                        291



                 Number of Shares               Market Value/+/
                                                (000's omitted)


                 Telecommunications (2.9%)
                  7,400 Nextel Partners             $   147*
                  5,300 QUALCOMM Inc.                   192
                                                    -------
                                                        339

                 Total Common Stocks
                 (Cost $10,164)                      11,559
                                                    -------

                 Principal Amount

                 Short-Term Investments (0.0%)
                 $    1 Neuberger Berman Prime
                         Money Fund Trust Class
                         (Cost $0)                        0#@
                                                    -------

                 Total Investments (100.3%)
                 (Cost $10,164)                      11,559##
                 Liabilities, less cash,
                  receivables and other assets
                  [(0.3%)]                              (36)
                                                    -------

                 Total Net Assets (100.0%)          $11,523
                                                    -------


See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Schedule of Investments Fasciano Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings



                                Holding            %


                             1  Landstar System  3.5

                             2  HCC Insurance
                                Holdings         2.5

                             3  International
                                Speedway         2.5

                             4  OM Group         2.4

                             5  G & K Services   2.3

                             6  MSC Industrial
                                Direct           2.2

                             7  Assured Guaranty 2.2

                             8  ScanSource, Inc. 2.2

                             9  IDEX Corp.       2.0

                            10  Young
                                Innovations      1.9


--------------------------------------------------------------------------------



             Number of Shares                      Market Value/+/
                                                   (000's omitted)


             Common Stocks (82.3%)

             Auto/Truck Replacement Parts (1.2%)
             221,800 American Axle & Manufacturing
                      Holdings                         $ 5,860

             Banking & Financial (1.6%)
             167,930 Boston Private Financial
                      Holdings                           4,534
              65,500 Wintrust Financial                  3,515/(S)/
                                                       -------
                                                         8,049

             Basic Materials (0.5%)
             111,700 AMCOL International                 2,474

             Biotechnology (0.8%)
             110,400 Techne Corp.                        3,763*

             Business Services (4.8%)
             258,480 G & K Services                     11,092
             119,920 Ritchie Bros. Auctioneers           3,716
             191,290 Rollins, Inc.                       4,882
             142,300 Watson Wyatt & Co.                  3,893
                                                       -------
                                                        23,583

             Commercial Services (3.6%)
             179,400 Modine Manufacturing                5,840/(S)/
             368,700 OM Group                           11,754*
                                                       -------
                                                        17,594

             Consumer Products & Services (6.8%)
             255,200 Blyth, Inc.                         8,113
             212,830 Central Parking                     2,950/(S)/
             228,300 Plantronics, Inc.                   8,319
              48,400 Snap-on                             1,602
             383,300 Spartech Corp.                      8,421/(S)/
             131,731 Tootsie Roll Industries             3,952
                                                       -------
                                                        33,357

             Distributor (4.4%)
             337,800 MSC Industrial Direct              10,928
             167,900 ScanSource, Inc.                   10,536*
                                                       -------
                                                        21,464

             Electrical & Electronics (0.7%)
              85,700 Daktronics, Inc.                    1,873*
             130,200 LoJack Corp.                        1,682*
                                                       -------
                                                         3,555

             Entertainment (2.5%)
             226,300 International Speedway             12,062

             Filters (1.4%)
              64,400 CLARCOR Inc.                        3,559
              62,420 CUNO Inc.                           3,508*
                                                       -------
                                                         7,067



              Number of Shares                   Market Value/+/
                                                 (000's omitted)


              Financial Services (6.0%)
               63,900 FactSet Research Systems       $ 2,108
              103,100 Financial Federal                3,514
               76,600 Greater Bay Bancorp              1,940/(S)/
              329,500 HCC Insurance Holdings          12,356
              125,700 ITLA Capital                     6,270*
              138,400 W.P. Stewart & Co.               3,121/(S)/
                                                     -------
                                                      29,309

              Health Care (3.1%)
              247,400 Apria Healthcare Group           8,031*
              149,400 Charles River Laboratories
                       International                   6,887*
                                                     -------
                                                      14,918

              Health Products & Services (9.4%)
              753,400 Hooper Holmes                    3,338/(S)/
               89,800 ICU Medical                      2,750*/(S)/
              415,600 K-V Pharmaceutical               9,044*/(S)/
              148,500 Landauer, Inc.                   7,144
              329,600 Priority Healthcare              7,541*/(S)/
              263,600 STERIS Corp.                     6,524*
              264,300 Young Innovations                9,406
                                                     -------
                                                      45,747

              Heavy Industry (1.4%)
              152,400 Chicago Bridge & Iron            6,616/(S)/

              Insurance (3.6%)
              575,400 Assured Guaranty                10,898/(S)/
               78,000 Hilb, Rogal and Hamilton         2,676/(S)/
               91,300 RLI Corp.                        3,953
                                                     -------
                                                      17,527

              Internet (0.5%)
               69,400 j2 Global Communications         2,659*/(S)/

              Machinery & Equipment (4.7%)
              242,900 IDEX Corp.                       9,594
              134,200 Lindsay Manufacturing            3,119
              149,900 Regal-Beloit                     4,623
              223,700 Robbins & Myers                  5,369
                                                     -------
                                                      22,705

              Oil & Gas (3.3%)
               79,700 CARBO Ceramics                   5,896
              119,300 FMC Technologies                 4,121*
              164,600 Offshore Logistics               5,417*
               22,790 Universal Compression
                       Holdings                          866*
                                                     -------
                                                      16,300

Schedule of Investments Fasciano Fund cont'd



                Number of Shares               Market Value/+/
                                               (000's omitted)


                Publishing & Broadcasting (7.8%)
                 56,227 Courier Corp.             $  3,018
                492,200 Emmis Communications         9,204*/(S)/
                410,100 Journal Communications       6,759
                435,100 Journal Register             7,593*
                 85,200 Lee Enterprises              3,885
                160,800 Meredith Corp.               7,379
                                                  --------
                                                    37,838

                Real Estate (1.7%)
                 48,400 Beazer Homes USA             8,321/(S)/

                Restaurants (2.6%)
                210,900 Ruby Tuesday                 5,099
                387,600 Steak n Shake                7,415*
                                                  --------
                                                    12,514

                Retail (1.6%)
                119,000 Christopher & Banks          1,960
                146,600 Regis Corp.                  5,776
                                                  --------
                                                     7,736

                Semiconductors (0.5%)
                 70,700 Cabot Microelectronics       2,297*/(S)/

                Technology (0.6%)
                281,690 Methode Electronics          3,152

                Transportation (4.5%)
                232,295 Heartland Express            4,787
                483,200 Landstar System             16,951*/(S)/
                                                  --------
                                                    21,738



                Number of Shares                Market Value/+/
                                                (000's omitted)


                Waste Management (2.7%)
                    175,200 Stericycle, Inc.       $  8,055*
                    148,000 Waste Connections         5,044*
                                                   --------
                                                     13,099

                Total Common Stocks
                (Cost $298,652)                     401,304
                                                   --------

                Principal Amount

                Short-Term Investments (22.2%)
                $44,022,700 Neuberger Berman
                             Securities Lending
                             Quality Fund, LLC       44,023/++/
                 64,239,024 Neuberger Berman
                             Prime Money Fund
                             Trust Class             64,239@
                                                   --------

                Total Short-Term Investments
                (Cost $108,262)                     108,262#
                                                   --------

                Total Investments (104.5%)
                (Cost $406,914)                     509,566##
                Liabilities, less cash,
                 receivables and other assets
                 [(4.5%)]                           (22,008)
                                                   --------

                Total Net Assets (100.0%)          $487,558
                                                   --------


See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Schedule of Investments Focus Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings



                                Holding           %


                             1  Capital One
                                Financial      16.2

                             2  International
                                Rectifier      13.7

                             3  Citigroup Inc. 11.9

                             4  Merrill Lynch   6.4

                             5  Bank of
                                America         6.4

                             6  Nokia Corp.
                                ADR             5.1

                             7  J.P. Morgan
                                Chase           5.0

                             8  Amdocs Ltd.     4.4

                             9  Vertrue Inc.    3.5

                            10  Flextronics
                                International   3.1


--------------------------------------------------------------------------------



            Number of Shares                       Market Value/+/
                                                   (000's omitted)


            Common Stocks (99.4%)

            Autos & Housing (5.8%)
              746,500 Autoliv, Inc.               $   37,280
              411,000 Centex Corp.                    26,136
              440,000 Lennar Corp.                    26,761
                                                  ----------
                                                      90,177

            Consumer Goods & Services (3.5%)
            1,389,955 Vertrue Inc.                    54,055*/(S)//\

            Financial Services (53.0%)
            2,116,000 Bank of America                 98,711
            3,271,000 Capital One Financial          250,820/(S)/
            3,876,000 Citigroup Inc.                 184,963
              238,500 Fannie Mae                      13,943
            2,120,000 J.P. Morgan Chase               77,486/(S)/
            1,690,000 Merrill Lynch                   99,000
              761,000 Morgan Stanley                  42,974
            1,480,000 Providian Financial             25,382*/(S)/
              648,000 Washington Mutual               27,190
                                                  ----------
                                                     820,469

            Retail (4.8%)
            1,800,000 Select Comfort                  37,080*/(S)/
            1,539,300 TJX Cos.                        37,590
                                                  ----------
                                                      74,670

            Technology (32.3%)
            1,100,000 Advanced Micro Devices          19,195*
            2,300,000 Amdocs Ltd.                     67,505*
              605,000 Computer Associates             16,389/(S)/
            3,600,000 Flextronics International       48,060*/(S)/
            4,832,700 International Rectifier        212,639*/\
            1,855,000 Jabil Circuit                   47,692*
            4,850,000 Nokia Corp. ADR                 78,279/(S)/
            1,101,000 Taiwan Semiconductor
                       Manufacturing ADR              10,041
                                                  ----------
                                                     499,800

            Total Common Stocks
            (Cost $915,498)                        1,539,171
                                                  ----------



                Principal Amount                Market Value/+/
                                                (000's omitted)


                Short-Term Investments (4.9%)
                $64,452,700 Neuberger Berman
                             Securities Lending
                             Quality Fund, LLC    $   64,453/++/
                 10,765,930 Neuberger Berman
                             Prime Money Fund
                             Trust Class              10,766@
                                                  ----------

                Total Short-Term Investments
                (Cost $75,219)                        75,219#
                                                  ----------

                Total Investments (104.3%)
                (Cost $990,717)                    1,614,390##
                Liabilities, less cash,
                 receivables and other assets
                 [(4.3%)]                            (66,465)
                                                  ----------

                Total Net Assets (100.0%)         $1,547,925
                                                  ----------



See Notes to Schedule of Investments  37

Schedule of Investments Genesis Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings



                                Holding            %


                             1  XTO Energy       2.9

                             2  Church & Dwight  2.8

                             3  United Defense
                                Industries       2.5

                             4  Alberto-Culver
                                Class B          2.4

                             5  Zebra
                                Technologies     2.2

                             6  AptarGroup Inc.  2.1

                             7  National-Oilwell 1.9

                             8  Engineered
                                Support Systems  1.9

                             9  Henry Schein     1.9

                            10  Patterson
                                Companies        1.9


--------------------------------------------------------------------------------



             Number of Shares                    Market Value/+/
                                                 (000's omitted)


             Common Stocks (94.7%)

             Aerospace (0.1%)
               248,750 Ducommun Inc.                $  5,074*

             Agriculture (0.4%)
             2,327,000 UAP Holding                    36,255*

             Automotive (0.4%)
               913,700 Gentex Corp.                   30,984/(S)/

             Banking & Financial (7.2%)
               280,100 Alabama National               17,464
             1,898,400 Bank of Hawaii                 86,415/(S)/
               931,900 Bank of the Ozarks             32,151/\
               679,994 BOK Financial                  27,587*
               575,900 Central Pacific Financial      20,617
             1,229,200 Colonial BancGroup             25,039
             1,640,900 Cullen/Frost Bankers           76,269
               966,800 Dime Community
                        Bancshares                    15,092
             3,177,400 East West Bancorp             114,259/\
               173,200 First Community Bancorp         7,480
               469,983 First Niagara Financial
                        Group                          6,434
               355,632 Frontier Financial             13,909
               332,200 Harbor Florida Bancshares      11,275
               594,800 Main Street Banks              19,034
               787,550 OceanFirst Financial           18,310/\
               803,370 Prosperity Bancshares          22,181/(S)/
             1,092,162 Sterling Bancshares            15,935
             1,038,552 Texas Regional Bancshares      30,959
             1,084,000 Westamerica Bancorp            56,466
                                                    --------
                                                     616,876

             Building, Construction & Furnishing (1.2%)
             3,043,600 Simpson Manufacturing         105,096/(S)//\

             Business Services (2.1%)
             1,924,400 Arbitron Inc.                  78,035/\
             1,938,000 Harte-Hanks                    51,938
             1,647,600 Ritchie Bros. Auctioneers      51,059/(S)/
                                                    --------
                                                     181,032

             Capital Equipment (1.6%)
             2,138,400 Joy Global                     78,586
               182,300 Manitowoc Co.                   7,511
             1,092,900 Terex Corp.                    49,399*/(S)/
                                                    --------
                                                     135,496

             Consumer Products & Services (6.2%)
             3,941,250 Alberto-Culver Class B        206,009
             6,697,850 Church & Dwight               236,903/(S)//\
             2,656,200 Matthews International         92,383/\
                                                    --------
                                                     535,295



           Number of Shares                        Market Value/+/
                                                   (000's omitted)


           Defense (8.0%)
           1,173,162 Alliant Techsystems          $   81,218*
           1,657,500 Anteon International             62,919*/(S)/
           1,012,800 Applied Signal Technology        23,629/\
             769,800 CACI International               41,538*/(S)/
           2,915,275 Engineered Support Systems      161,156/(S)//\
           2,470,046 ManTech International            60,961*/\
           1,219,800 MTC Technologies                 39,021*/\
           3,889,800 United Defense Industries       212,850/\
                                                  ----------
                                                     683,292

           Diagnostic Equipment (1.6%)
           1,367,300 Biosite Inc.                     79,221*/(S)//\
           2,599,100 Cytyc Corp.                      59,260*
                                                  ----------
                                                     138,481

           Filters (2.5%)
           1,528,600 CLARCOR Inc.                     84,486/\
             707,000 CUNO Inc.                        39,733*
           2,890,700 Donaldson Co.                    92,185
                                                  ----------
                                                     216,404

           Financial Services (0.2%)
             662,400 Jackson Hewitt Tax Service       13,758

           Financial Technology (1.4%)
           3,400,437 Fair Isaac                      114,935/(S)/
              36,600 Nelnet, Inc.                      1,248*
                                                  ----------
                                                     116,183

           Food & Beverage (0.6%)
           2,247,700 Cott Corp.                       53,967*/(S)/

           Health Care (13.0%)
           2,528,000 Charles River Laboratories
                      International                  116,541*/(S)/
             579,600 Datascope Corp.                  20,390
           1,938,100 DENTSPLY International          106,537/(S)/
             802,600 Diagnostic Products              36,623
             172,700 Haemonetics Corp.                 7,164*
           2,212,300 Henry Schein                    160,038*/(S)//\
           2,339,900 IDEXX Laboratories              129,747*/(S)//\
           3,059,250 K-V Pharmaceutical               66,569*/(S)//\
           4,526,000 Mentor Corp.                    156,690/(S)//\
             640,000 NBTY, Inc.                       16,186*
           1,334,600 Odyssey Healthcare               15,014*/(S)/
           3,218,400 Patterson Companies             159,697*/(S)/
           1,040,000 Respironics, Inc.                60,060*
           2,341,432 Taro Pharmaceutical
                      Industries                      66,099*/\
                                                  ----------
                                                   1,117,355

           Health Products & Services (1.4%)
             181,477 Arrow International               6,123
             900,800 ICU Medical                      27,582*/(S)//\
           1,538,700 STERIS Corp.                     38,083*
           1,323,400 Sybron Dental Specialties        47,272*
                                                  ----------
                                                     119,060

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Schedule of Investments Genesis Fund cont'd



            Number of Shares                       Market Value/+/
                                                   (000's omitted)


            Heavy Industry (0.8%)
            1,487,100 Chicago Bridge & Iron         $   64,555

            Industrial & Commercial Products (3.1%)
            2,144,400 Brady Corp.                       74,239
            1,506,193 Dionex Corp.                      86,697*/\
            1,612,700 Roper Industries                 104,180/(S)/
                                                    ----------
                                                       265,116

            Insurance (3.7%)
              562,000 Arthur J. Gallagher               16,781/(S)/
               29,600 Aspen Insurance Holdings             764
            1,023,700 Axis Capital Holdings             28,653
            1,536,700 Brown & Brown                     71,303/(S)/
            1,206,907 Erie Indemnity                    61,951
              974,800 HCC Insurance Holdings            36,555
              795,300 Montpelier Re Holdings            32,210
            1,279,525 W. R. Berkley                     65,716/(S)/
                                                    ----------
                                                       313,933

            Intermediates (0.4%)
            1,047,700 Delta & Pine Land                 30,373

            Medical Services (1.9%)
            1,255,783 AmSurg Corp.                      30,340*
            1,724,900 Renal Care Group                  67,961*/(S)/
            1,387,300 Universal Health Services
                       Class B                          65,480
                                                    ----------
                                                       163,781

            Mining (0.9%)
            3,115,800 Compass Minerals
                       International                    77,895/\

            Office Equipment (1.2%)
            2,438,700 United Stationers                107,254*/\

            Oil & Gas (11.3%)
              719,400 Cabot Oil & Gas                   40,279/(S)/
              750,600 CARBO Ceramics                    55,529
            3,816,100 Chesapeake Energy                 82,771/(S)/
            1,131,000 Comstock Resources                31,103*/(S)/
            2,553,000 Encore Acquisition               108,630*/\
            1,007,200 Energy Partners                   26,036*/(S)/
            1,074,200 KCS Energy                        18,444*
              730,000 Newfield Exploration              54,202*
            1,075,359 Pioneer Natural Resources         45,348/(S)/
            1,147,700 Quicksilver Resources             57,133*/(S)/
            1,362,200 St. Mary Land & Exploration       69,309
            1,078,290 Swift Energy                      29,319*/(S)/
            1,604,500 Unit Corp.                        73,454*
              766,000 Western Gas Resources             28,342
            5,534,250 XTO Energy                       251,919/(S)/
                                                    ----------
                                                       971,818



            Number of Shares                       Market Value/+/
                                                   (000's omitted)


            Oil Services (8.3%)
            1,871,800 Cal Dive International      $   95,050*/(S)/
            1,694,380 Cimarex Energy                  68,911*/(S)/
              959,100 Helmerich & Payne               38,402
              905,000 Hydril                          54,363*
              712,700 Nabors Industries               40,909*/(S)/
            3,627,077 National-Oilwell               164,452*/(S)/
              818,400 Oceaneering International       32,654*
              776,600 Offshore Logistics              25,558*
            1,696,400 Patterson-UTI Energy            42,410
            1,185,000 Smith International             76,148/(S)/
            2,004,200 Varco International             75,578*/(S)/
                                                  ----------
                                                     714,435

            Packing & Containers (2.1%)
            3,478,600 AptarGroup Inc.                179,565/\

            Pharmaceutical (1.3%)
            2,592,700 Pharmaceutical Product
                       Development                   110,579*

            Publishing & Broadcasting (1.4%)
            1,889,000 R.H. Donnelley                 115,229*/(S)//\
              160,200 Valassis Communications          5,993*
                                                  ----------
                                                     121,222

            Restaurants (1.4%)
            1,143,400 IHOP Corp.                      53,831/(S)//\
              818,999 Lone Star Steakhouse &
                       Saloon                         21,786
            2,012,900 Ruby Tuesday                    48,672/(S)/
                                                  ----------
                                                     124,289

            Retail (4.3%)
            2,250,849 Big 5 Sporting Goods            52,895/\
            1,803,931 Copart, Inc.                    42,032*
              970,000 Hibbett Sporting Goods          27,024*/(S)/
            2,366,800 Michaels Stores                 75,477/(S)/
            2,440,700 Regis Corp.                     96,163/\
            1,411,138 School Specialty                53,200*/(S)//\
              558,300 Tractor Supply                  23,778*/(S)/
                                                  ----------
                                                     370,569

            Technology (3.9%)
              880,700 Black Box                       34,303/(S)//\
            3,940,400 Electronics for Imaging         65,293*/(S)//\
            1,361,000 MICROS Systems                  44,137*
               75,000 SRA International                4,562*
            3,790,800 Zebra Technologies             189,047*/(S)//\
                                                  ----------
                                                     337,342

            Technology--Semiconductor (0.8%)
            1,407,400 Actel Corp.                     24,010*/\
            1,693,900 Cognex Corp.                    46,921
                                                  ----------
                                                      70,931

            Total Common Stocks
            (Cost $4,990,751)                      8,128,265
                                                  ----------

Schedule of Investments Genesis Fund cont'd



               Principal Amount                 Market Value/+/
                                                (000's omitted)


               Short-Term Investments (16.3%)
               $944,554,730 Neuberger Berman
                             Securities Lending
                             Quality Fund, LLC    $  944,555/++/
                455,672,051 Neuberger Berman
                             Prime Money Fund
                             Trust Class             455,672@
                                                  ----------

               Total Short-Term Investments
               (Cost $1,400,227)                   1,400,227#
                                                  ----------

               Total Investments (111.0%) (Cost
               $6,390,978)                         9,528,492##
               Liabilities, less cash,
                receivables and other assets
                [(11.0%)]                           (944,983)
                                                  ----------

               Total Net Assets (100.0%)          $8,583,509
                                                  ----------


See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Schedule of Investments Guardian Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings



                               Holding             %


                            1  Liberty Media     4.5

                            2  Canadian
                               National Railway  4.3

                            3  Newfield
                               Exploration       4.1

                            4  National
                               Instruments       3.8

                            5  UnitedHealth
                               Group             3.8

                            6  Vodafone Group
                               ADR               3.7

                            7  Texas
                               Instruments       3.7

                            8  Novartis AG ADR   3.6

                            9  Altera Corp.      3.6

                           10  Quest Diagnostics 3.5


--------------------------------------------------------------------------------


              Number of Shares                  Market Value/+/
                                                (000's omitted)


              Common Stocks (97.8%)

              Banking & Financial (3.5%)
              1,272,300 State Street             $   55,790/(S)/

              Business Services (1.2%)
                452,000 Manpower Inc.                19,752/(S)/

              Consumer Cyclicals (2.9%)
                926,800 Target Corp.                 47,100/(S)/

              Defense (3.2%)
                714,700 L-3 Communications
                         Holdings                    51,530

              Diversified (2.9%)
                861,800 Danaher Corp.                46,684/(S)/

              Energy (3.2%)
                657,200 BP PLC ADR                   42,666
                141,400 ChevronTexaco Corp.           8,778
                                                 ----------
                                                     51,444

              Financial Services (7.3%)
                408,200 Ambac Financial Group        31,750
                644,564 Citigroup Inc.               30,758
                491,900 Goldman Sachs                53,519/(S)/
                                                 ----------
                                                    116,027

              Health Products & Services (7.3%)
                568,800 Quest Diagnostics            56,539
                669,000 UnitedHealth Group           60,986/(S)/
                                                 ----------
                                                    117,525

              Industrial Gases (3.3%)
              1,165,700 Praxair, Inc.                52,258

              Insurance (6.5%)
                  5,280 Berkshire Hathaway
                         Class B                     15,919*
                707,800 RenaissanceRe Holdings       33,705
              1,389,800 Willis Group Holdings        54,967/(S)/
                                                 ----------
                                                    104,591

              Media (10.3%)
                997,500 Comcast Corp. Class A
                         Special                     31,780*/(S)/
              7,097,376 Liberty Media                71,968*
                984,691 Liberty Media
                         International Class A       42,568*/(S)/
              2,045,349 UnitedGlobalCom              19,022*
                                                 ----------
                                                    165,338



           Number of Shares                        Market Value/+/
                                                   (000's omitted)


           Oil & Gas (4.5%)
             132,200 Cimarex Energy                 $    5,376*/(S)/
             889,450 Newfield Exploration               66,042*/(S)/
                                                    ----------
                                                        71,418

           Oil Services (0.5%)
             107,100 Schlumberger Ltd.                   8,081/(S)/

           Pharmaceutical (5.7%)
             722,850 Millipore Corp.                    32,716*
           1,166,400 Novartis AG ADR                    58,285/(S)/
                                                    ----------
                                                        91,001

           Real Estate (3.7%)
             705,400 AMB Property                       27,384/(S)/
             959,600 Equity Residential                 31,484
                                                    ----------
                                                        58,868

           Technology (6.8%)
           1,197,900 Dell Inc.                          48,024*/(S)/
           2,137,200 National Instruments               61,038/(S)/
                                                    ----------
                                                       109,062

           Technology--Semiconductor (7.3%)
           2,803,200 Altera Corp.                       58,138*/(S)/
           2,232,400 Texas Instruments                  59,092/(S)/
                                                    ----------
                                                       117,230

           Technology--Semiconductor Capital
           Equipment (3.0%)
           3,151,150 Teradyne, Inc.                     48,591*/(S)/

           Telecommunications (3.7%)
           2,255,300 Vodafone Group ADR                 59,292/(S)/

           Transportation (4.6%)
             101,300 Burlington Northern Santa Fe        5,092
           1,105,050 Canadian National Railway          68,447/(S)/
                                                    ----------
                                                        73,539

           Utilities (3.5%)
           5,303,800 National Grid Transco              51,501
              76,600 National Grid Transco ADR           3,763/(S)/
                                                    ----------
                                                        55,264

           Waste Management (2.9%)
             932,200 Republic Services                  29,560
             558,000 Waste Management                   16,316
                                                    ----------
                                                        45,876

           Total Common Stocks
           (Cost $1,115,311)                         1,566,261
                                                    ----------

Schedule of Investments Guardian Fund cont'd



               Principal Amount                 Market Value/+/
                                                (000's omitted)


               Short-Term Investments (27.6%)
               $413,772,500 Neuberger Berman
                             Securities Lending
                             Quality Fund, LLC    $  413,772/++/
                 28,288,974 Neuberger Berman
                             Prime Money Fund
                             Trust Class              28,289@
                                                  ----------

               Total Short-Term Investments
               (Cost $442,061)                       442,061#
                                                  ----------

               Total Investments (125.4%)
               (Cost $1,557,372)                   2,008,322##
               Liabilities, less cash,
                receivables and other assets
                [(25.4%)]                           (407,382)
                                                  ----------

               Total Net Assets (100.0%)          $1,600,940
                                                  ----------


See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Schedule of Investments International Fund

--------------------------------------------------------------------------------



Top Ten Equity Holdings

    Holding            Country        Industry                       %


 1  Anglo Irish Bank   Ireland        Banking & Financial          2.6

 2  C&C Group          Ireland        Food & Beverage              2.3

 3  F.C.C. Co.         Japan          Manufacturing                2.2

 4  Talisman Energy    Canada         Energy                       2.2

 5  Vodafone Group     United Kingdom Telecommunications-Wireless  2.0

 6  Kensington Group   United Kingdom Banking & Financial          2.0

 7  InBev NV           Belgium        Food & Beverage              2.0

 8  Public Power Corp. Greece         Energy                       2.0

 9  Hunter Douglas     Netherlands    Home Furnishings             1.9

10  Brother Industries Japan          Consumer Products & Services 1.8


--------------------------------------------------------------------------------


               Number of Shares                  Market Value/+/
                                                 (000's omitted)


               Common Stocks (93.4%)

               Argentina (1.1%)
                  65,640 Tenaris SA ADR              $ 4,316

               Australia (3.5%)
                 182,252 Australia & New Zealand
                          Banking Group                3,090
               2,994,900 Hardman Resources             4,634*
                 369,190 Ramsay Health Care            2,048
                 245,770 Woodside Petroleum            4,247
                                                     -------
                                                      14,019

               Belgium (2.0%)
                 209,080 InBev NV                      8,005

               Brazil (1.7%)
                 136,170 Petroleo Brasileiro ADR       6,645/(S)/

               Canada (7.8%)
                 244,870 Canadian Western Bank         5,071
                 148,355 Great Canadian Gaming         5,367*
                 283,070 MacDonald Dettwiler           6,219*
                 128,163 PetroKazakhstan, Inc.         5,607/(S)/
                 258,655 Talisman Energy               8,893/(S)/
                                                     -------
                                                      31,157



              Number of Shares                   Market Value/+/
                                                 (000's omitted)


              France (9.0%)
               81,125 BNP Paribas                    $ 5,896
                3,664 CNP Assurances                     262
              166,902 Credit Agricole                  4,960
               43,740 Ipsos                            4,644
               54,025 Neopost SA                       4,517
               31,290 Pierre & Vacances                3,772
               45,225 Publicis Groupe                  1,385
               51,950 Rodriguez Group                  3,014
               24,905 Societe Generale, A Shares       2,636
               40,415 Total SA ADR                     4,818/(S)/
                                                     -------
                                                      35,904

              Germany (1.5%)
               36,911 Rhoen-Klinikum AG                2,521
              102,310 Stada Arzneimittel               3,406
                                                     -------
                                                       5,927

              Greece (3.3%)
               70,255 Hellenic Exchanges                 842*
              254,615 Public Power Corp.               7,962
              126,130 Titan Cement                     4,517
                                                     -------
                                                      13,321

Schedule of Investments International Fund cont'd




               Number of Shares                 Market Value/+/
                                                (000's omitted)


               Hong Kong (1.7%)
                  87,730 China Mobile
                          (Hong Kong) ADR          $  1,421/(S)/
               8,680,000 TPV Technology               5,565
                                                   --------
                                                      6,986

               Ireland (7.7%)
                 190,376 Allied Irish Banks           4,103
                 395,453 Anglo Irish Bank            10,437
               2,276,162 C&C Group                    9,361
                 245,293 CRH PLC                      6,880
                                                   --------
                                                     30,781

               Italy (2.3%)
                  18,820 Fastweb                      1,005/(S)/*
                 281,976 Indesit Co.                  4,674
                 611,880 Milano Assicurazioni         3,570
                                                   --------
                                                      9,249

               Japan (19.3%)
                  27,550 Acom Co.                     1,899
                 234,000 Aica Kogyo                   2,777/(S)/
                  51,900 Alfresa Holdings             2,055/(S)/
                  79,950 Belluna Co.                  2,752
                 833,000 Brother Industries           7,363
                 230,200 F.C.C. Co.                   8,937
                   2,135 Fullcast Co.                 5,403/(S)/
                 142,400 Heiwa Corp.                  2,478
                 146,500 Mars Engineering             5,252
                 182,000 Maruichi Steel Tube          3,995
                 378,500 Nissan Motor                 4,082
                 264,000 Nissha Printing              3,875
                  56,100 Nissin Healthcare Food
                          Service                       944/(S)/
                   1,341 NTT DoCoMo                   2,288
                 151,700 PLENUS Co.                   4,355
                 439,000 Takuma Co.                   3,666
                 171,100 Tamron Co.                   6,528/(S)/
                 257,400 TENMA Corp.                  5,194
                 183,400 TKC Corp.                    3,240
                                                   --------
                                                     77,083

               Korea (0.6%)
                 194,470 Kangwon Land                 2,505

               Netherlands (4.0%)
                  30,976 Fugro NV                     2,886
                 141,651 Hunter Douglas               7,618
                 155,912 Imtech NV                    5,605
                                                   --------
                                                     16,109

               Norway (1.8%)
                 215,580 Prosafe ASA                  7,088



               Number of Shares                  Market Value/+/
                                                 (000's omitted)


               South Africa (1.7%)
                  36,775 Harmony Gold Mining
                          ADR                       $    314/(S)/
               2,799,689 Steinhoff International       6,587
                                                    --------
                                                       6,901

               Spain (3.5%)
                  86,996 Banco de Sabadell             2,221
                  55,805 Banco Popular Espanol         3,871
                  40,870 Fadesa Inmobiliaria             933*
                 120,940 Repsol YPF                    3,297
                  65,002 Telefonica SA ADR             3,585/(S)/
                                                    --------
                                                      13,907

               Sweden (2.7%)
                 303,550 Capio AB                      4,643*
                 204,800 Nobia AB                      4,032
                 176,570 Swedish Match                 2,093
                                                    --------
                                                      10,768

               United Kingdom (18.2%)
                 847,000 Amlin PLC                     2,730
                 371,726 Barratt Developments          4,819
                 523,403 Burren Energy                 5,400*
                 113,331 GlaxoSmithKline PLC           2,711
                 776,730 Kensington Group              8,028
               1,518,390 MFI Furniture Group           3,938
                 335,330 Northern Rock                 5,073
                 326,230 Punch Taverns PLC             4,326
                 675,260 Redrow PLC                    5,446
               2,126,338 RPS Group                     6,528
                 239,910 Shire Pharmaceuticals         2,678
                 373,300 Trinity Mirror                4,965
               1,129,920 Tullow Oil PLC                3,871
               3,091,229 Vodafone Group                8,106
                 366,776 William Hill                  4,257
                                                    --------
                                                      72,876

               Total Common Stocks
               (Cost $298,563)                       373,547
                                                    --------

               Preferred Stocks (2.4%)

               Brazil (1.4%)
                  88,545 Companhia de Bebidas
                          das Americas ADR             2,667/(S)/
                  99,200 Companhia Vale do Rio
                          Doce ADR                     2,856*
                                                    --------
                                                       5,523

               Germany (1.0%)
                   5,452 Porsche AG                    3,943

               Total Preferred Stocks
               (Cost $7,988)                           9,466
                                                    --------

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Schedule of Investments International Fund cont'd




                Principal Amount                Market Value/+/
                                                (000's omitted)


                Short-Term Investments (10.4%)
                $25,280,100 Neuberger Berman
                             Securities Lending
                             Quality Fund, LLC     $ 25,280/++/
                 16,076,302 Neuberger Berman
                             Prime Money Fund
                             Trust Class             16,076@
                                                   --------

                Total Short-Term Investments
                (Cost $41,356)                       41,356#
                                                   --------



                       Number of Shares              Market Value/+/
                                                     (000's omitted)


                       Rights (0.0%)

                       Italy (0.0%)
                       18,820         Fastweb
                                       (Cost $0)        $     55*
                                                        --------

                       Total Investments (106.2%)
                       (Cost $347,907)                   424,424##
                       Liabilities, less cash,
                        receivables and other assets
                        [(6.2%)]                         (24,621)
                                                        --------

                       Total Net Assets (100.0%)        $399,803
                                                        --------



Summary Schedule of Investments by Industry International Fund



                                                 Market Value/+/ Percentage of
  Industry                                       (000's omitted)    Net Assets
  --------                                       --------------- -------------

  Oil & Gas                                         $ 36,543         9.1%
  Energy                                              30,236         7.6%
  Banking & Financial                                 28,895         7.2%
  Banking                                             28,389         7.1%
  Food & Beverage                                     25,332         6.3%
  Building, Construction & Furnishing                 24,821         6.2%
  Manufacturing                                       19,384         4.9%
  Consumer Products & Services                        15,051         3.8%
  Business Services                                   13,161         3.3%
  Technology--Hardware                                12,093         3.0%
  Building Products                                   11,396         2.8%
  Telecommunications--Wireless                        10,395         2.6%
  Consumer Cyclical--Leisure & Consumer Services      10,349         2.6%
  Media                                                9,608         2.4%
  Pharmaceutical                                       8,795         2.2%
  Automotive                                           8,025         2.0%
  Home Furnishings                                     7,618         1.9%
  Health Care                                          7,164         1.8%
  Insurance                                            6,564         1.6%
  Utilities                                            6,528         1.6%
  Commercial Services                                  6,219         1.6%
  Telecommunications                                   6,066         1.5%
  Diversified                                          5,606         1.4%
  Consumer Discretionary                               4,326         1.1%
  Entertainment                                        4,257         1.1%
  Health Products & Services                           4,102         1.0%
  Steel                                                3,995         1.0%
  Paper                                                3,875         1.0%
  Specialty Chemical                                   3,772         1.0%
  Capital Goods                                        3,666         0.9%
  Building Services--General Business Services         2,886         0.7%
  Materials--Metals & Mining                           2,856         0.7%

Summary Schedule of Investments by Industry International Fund cont'd



                                  Market Value/+/ Percentage of
                 Industry         (000's omitted)    Net Assets
                 --------         --------------- -------------

                 Chemicals           $  2,777          0.7%
                 Retailing              2,751          0.7%
                 Tobacco                2,093          0.5%
                 Advertising            1,385          0.4%
                 Real Estate/REIT         933          0.2%
                 Finance                  842          0.2%
                 Mining                   314          0.1%
                 Other Assets-Net      16,735          4.2%
                                     --------        ------
                                     $399,803        100.0%
                                     --------        ------


See Notes to Schedule of Investments  46

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Schedule of Investments Manhattan Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings



                                Holding           %


                             1  Zebra
                                Technologies    2.9

                             2  Cognizant
                                Technology
                                Solutions       2.1

                             3  XTO Energy      2.1

                             4  Alliance Data
                                Systems         2.0

                             5  Coach, Inc.     2.0

                             6  Station Casinos 1.9

                             7  Corporate
                                Executive Board 1.9

                             8  Nextel Partners 1.8

                             9  J.B. Hunt
                                Transport
                                Services        1.7

                            10  C. R. Bard      1.7


--------------------------------------------------------------------------------



              Number of Shares                  Market Value/+/
                                                (000's omitted)


              Common Stocks (99.1%)

              Aerospace (0.7%)
               55,500 Rockwell Collins             $  2,556

              Agriculture (0.7%)
               93,500 Archer-Daniels-Midland          2,253

              Basic Materials (1.8%)
               35,000 Nucor Corp.                     2,182
               42,000 Peabody Energy                  4,078
                                                   --------
                                                      6,260

              Biotechnology (4.1%)
              138,000 Celgene Corp.                   3,778*
               63,000 Genzyme Corp.                   3,534*/(S)/
               64,500 Martek Biosciences              4,321*/(S)/
              175,000 Protein Design Labs             2,621*
                                                   --------
                                                     14,254

              Business Services (6.7%)
              176,000 Alliance Data Systems           6,943*/(S)/
               50,000 CB Richard Ellis Group          1,804*
              103,500 Corporate Executive Board       6,474
               93,500 Hewitt Associates               2,874*/(S)/
               62,500 Robert Half International       1,823
               72,000 Stericycle, Inc.                3,311*
                                                   --------
                                                     23,229

              Capital Equipment (2.7%)
              106,500 Danaher Corp.                   5,769/(S)/
              113,300 Donaldson Co.                   3,613
                                                   --------
                                                      9,382

              Communications Equipment (1.8%)
                9,800 Dolby Laboratories                226*
              306,000 Nextel Partners                 6,093*/(S)/
                                                   --------
                                                      6,319

              Computer Related (1.9%)
              113,000 Apple Computer                  5,069*
               38,000 NAVTEQ                          1,661*
                                                   --------
                                                      6,730

              Consumer Discretionary (0.7%)
               30,000 Fortune Brands                  2,430

              Defense (0.5%)
               33,500 CACI International              1,808*

              Diagnostic Equipment (1.0%)
              154,000 Cytyc Corp.                     3,511*

              Electrical & Electronics (0.5%)
               70,000 Jabil Circuit                   1,800*



             Number of Shares                     Market Value/+/
                                                  (000's omitted)


             Energy (5.9%)
              64,000 Canadian Natural Resources      $  3,642
              22,500 Murphy Oil                         2,251
              67,500 National-Oilwell                   3,060*
              66,300 Smith International                4,260*
             159,000 XTO Energy                         7,238
                                                     --------
                                                       20,451

             Entertainment (1.9%)
             106,500 Station Casinos                    6,490

             Finance (5.7%)
             171,500 CapitalSource Inc.                 3,944*
              80,000 First Marblehead                   5,564*/(S)/
              63,750 Legg Mason                         5,141/(S)/
              61,400 Moody's Corp.                      5,152
                                                     --------
                                                       19,801

             Financial Services (2.7%)
              18,000 Chicago Mercantile Exchange        3,719
             109,000 Investors Financial Services       5,463/(S)/
                                                     --------
                                                        9,182

             Food & Beverage (2.6%)
              47,500 Constellation Brands               2,543*
              32,400 Hershey Foods                      2,041
              42,500 Whole Foods Market                 4,370/(S)/
                                                     --------
                                                        8,954

             Hardware (0.7%)
             133,000 Seagate Technology                 2,390*

             Health Care (9.4%)
              55,000 AMERIGROUP Corp.                   2,192*
              91,000 C. R. Bard                         6,052
              54,000 Cerner Corp.                       2,814*/(S)/
             146,000 Gilead Sciences                    5,044*
              54,000 Invitrogen Corp.                   3,778*/(S)/
              50,000 PacifiCare Health Systems          3,174*
              96,000 Varian Medical Systems             3,449*/(S)/
             116,500 VCA Antech                         2,339*
              41,400 Zimmer Holdings                    3,556*/(S)/
                                                     --------
                                                       32,398

             Health Products & Services (1.5%)
              77,000 Kinetic Concepts                   5,023*

             Industrial (2.4%)
              92,500 Fastenal Co.                       5,408/(S)/
              45,500 W.W. Grainger                      2,856
                                                     --------
                                                        8,264

             Industrial Gases (0.5%)
              30,000 Air Products & Chemicals           1,879

Schedule of Investments Manhattan Fund cont'd



               Number of Shares                 Market Value/+/
                                                (000's omitted)


               Instruments (1.1%)
               133,500 Thermo Electron             $  3,666*

               Internet (2.3%)
                67,500 Getty Images                   4,816*/(S)/
               139,000 Juniper Networks               2,994*
                                                   --------
                                                      7,810

               Leisure (3.8%)
                67,500 Marriott International         4,327
                47,000 MGM Mirage                     3,486*/(S)/
               114,700 Royal Caribbean Cruises        5,419
                                                   --------
                                                     13,232

               Manufacturing (1.0%)
                50,000 Eaton Corp.                    3,488

               Medical Equipment (1.9%)
               100,000 Kyphon Inc.                    2,458*
                71,000 ResMed Inc.                    4,185*/(S)/
                                                   --------
                                                      6,643

               Oil & Gas (1.1%)
                71,500 Airgas Inc.                    1,795
                43,500 Quicksilver Resources          2,165*/(S)/
                                                   --------
                                                      3,960

               Retail (7.5%)
                61,500 Abercrombie & Fitch            3,303
               124,000 Coach, Inc.                    6,886*
                26,500 Dick's Sporting Goods            950*
                37,500 Nordstrom, Inc.                2,016
               164,500 PETsMART, Inc.                 5,017
               113,000 Staples, Inc.                  3,562
                25,300 The Warnaco Group                605*
               103,000 Williams-Sonoma                3,573*
                                                   --------
                                                     25,912

               Semiconductors (4.1%)
               100,000 Marvell Technology Group       3,659*/(S)/
               121,500 Microchip Technology           3,336
               204,900 Microsemi Corp.                3,332*
                66,000 Sigmatel Inc.                  2,752*
                31,600 Varian Semiconductor
                        Equipment                     1,259*
                                                   --------
                                                     14,338

               Software (5.3%)
                52,000 Adobe Systems                  3,211
                60,000 Cognos, Inc.                   2,575*
                66,600 F5 Networks                    3,669*
               120,500 Mercury Interactive            5,528*
               353,500 TIBCO Software                 3,450*/(S)/
                                                   --------
                                                     18,433



             Number of Shares                    Market Value/+/
                                                 (000's omitted)


             Technology (10.2%)
                 135,500 ATI Technologies           $  2,377*
                  91,000 Autodesk, Inc.                2,704
                 143,000 Check Point Software
                          Technologies                 3,165*
                 155,000 Cognizant Technology
                          Solutions                    7,321*/(S)/
                  31,000 Harman International
                          Industries                   3,477
                  61,000 Macromedia, Inc.              2,067*
                  62,000 NCR Corp.                     2,417*/(S)/
                  66,500 VeriSign, Inc.                1,823*/(S)/
                 202,500 Zebra Technologies           10,099*
                                                    --------
                                                      35,450

             Telecommunications (1.7%)
                 109,500 American Tower                2,007*/(S)/
                  95,500 Western Wireless              3,753*
                                                    --------
                                                       5,760

             Transportation (2.7%)
                  62,000 C.H. Robinson Worldwide       3,398
                 128,400 J.B. Hunt Transport
                          Services                     6,059
                                                    --------
                                                       9,457

             Total Common Stocks
             (Cost $242,205)                         343,513
                                                    --------

             Principal Amount

             Short-Term Investments (21.0%)
             $72,591,300 Neuberger Berman
                          Securities Lending
                          Quality Fund, LLC           72,591/++/
                       1 Neuberger Berman
                          Prime Money Fund
                          Trust Class                      0@
                                                    --------

             Total Short-Term Investments
             (Cost $72,591)                           72,591#
                                                    --------

             Total Investments (120.1%)
             (Cost $314,796)                         416,104##
             Liabilities, less cash,
              receivables and other assets
              [(20.1%)]                              (69,638)
                                                    --------

             Total Net Assets (100.0%)              $346,466
                                                    --------


See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Schedule of Investments Millennium Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings



                                Holding            %


                             1  Station Casinos  2.6

                             2  Macromedia, Inc. 1.9

                             3  MarineMax, Inc.  1.8

                             4  Kronos Inc.      1.8

                             5  Guitar Center    1.7

                             6  Energy Partners  1.7

                             7  Varian
                                Semiconductor
                                Equipment        1.7

                             8  ScanSource, Inc. 1.7

                             9  F5 Networks      1.7

                            10  ValueClick, Inc. 1.7


--------------------------------------------------------------------------------




             Number of Shares                     Market Value/+/
                                                  (000's omitted)


             Common Stocks (99.6%)

             Banking & Financial (2.4%)
             14,500 Cathay General Bancorp            $  523
             22,500 Glacier Bancorp                      712
                                                      ------
                                                       1,235

             Building, Construction & Furnishing (1.1%)
             18,000 Technical Olympic USA                546

             Business Services (7.5%)
              8,700 Corporate Executive Board            544
             40,200 DiamondCluster International         689*
             36,600 Labor Ready                          687*
             13,600 Laureate Education                   590*
              9,800 Resources Connection                 488*
             13,500 Websense, Inc.                       808*
                                                      ------
                                                       3,806

             Coal (1.6%)
             13,200 Natural Resource Partners            806/(S)/

             Computers & Systems (1.7%)
             16,000 Kronos Inc.                          893*

             Consumer Discretionary (4.5%)
             15,200 Electronics Boutique Holdings        575*
             21,500 Orient-Express Hotel                 553
             16,500 Shuffle Master                       541*/(S)/
             18,900 Steiner Leisure                      623*
                                                      ------
                                                       2,292

             Consumer Products & Services (1.5%)
             16,600 Central Garden & Pet                 757*

             Electrical & Electronics (1.3%)
             20,000 Benchmark Electronics                650*

             Energy (0.9%)
             18,000 Alpha Natural Resources              468*

             Entertainment (5.5%)
             18,500 Gaylord Entertainment                792*
             51,900 Nevada Gold & Casinos                693*
             21,700 Station Casinos                    1,322
                                                      ------
                                                       2,807

             Finance (1.4%)
             41,200 Hanmi Financial                      729

             Financial Services (3.9%)
             22,200 ADVANTA Corp. Class B                538
             35,000 QC Holdings                          616*/(S)/
             42,700 Trammell Crow                        826*
                                                      ------
                                                       1,980



                Number of Shares                Market Value/+/
                                                (000's omitted)


                Health Care (8.4%)
                14,000 AMERIGROUP Corp.             $  558*
                18,900 Bone Care International         511*
                10,600 Chemed Corp.                    757
                25,650 Matria Healthcare               739*
                15,400 Mine Safety Appliances          716
                11,500 Psychiatric Solutions           458*
                13,000 United Surgical Partners
                       International                   534*
                                                    ------
                                                     4,273

                Health Products & Services (2.5%)
                16,000 American Medical Systems
                        Holdings                       633*
                14,200 Covance, Inc.                   621*
                                                    ------
                                                     1,254

                Industrial (3.9%)
                12,000 G & K Services                  515
                15,400 Gardner Denver                  633*
                21,800 Watsco, Inc.                    832
                                                    ------
                                                     1,980

                Industrial & Commercial Products (1.3%)
                12,200 Actuant Corp.                   659*/(S)/

                Insurance (1.5%)
                18,800 ProAssurance Corp.              761*

                Internet (1.7%)
                67,000 ValueClick, Inc.                848*

                Lodging (1.6%)
                87,700 La Quinta                       811*

                Medical Equipment (5.3%)
                23,100 ArthroCare Corp.                666*/(S)/
                12,900 Dade Behring Holdings           809*
                19,625 Immucor, Inc.                   583*
                10,000 Ventana Medical Systems         672*
                                                    ------
                                                     2,730

                Oil & Gas (5.8%)
                20,000 Comstock Resources              550*
                34,200 Energy Partners                 884*
                40,000 KCS Energy                      687*
                14,800 Ultra Petroleum                 834*
                                                    ------
                                                     2,955

                Retail (4.7%)
                16,500 Dick's Sporting Goods           592*
                14,600 Guitar Center                   884*
                27,000 MarineMax, Inc.                 925*
                                                    ------
                                                     2,401

Schedule of Investments Millennium Fund cont'd



                 Number of Shares              Market Value/+/
                                               (000's omitted)


                 Semiconductors (3.0%)
                 36,500 Brooks Automation          $  661*
                 22,000 Varian Semiconductor
                         Equipment                    876*
                                                   ------
                                                    1,537

                 Software (6.8%)
                 15,600 F5 Networks                   860*
                 13,200 Hyperion Solutions            666*
                 65,000 Informatica Corp.             505*
                 16,000 Mercury Interactive           734*
                 38,000 Witness Systems               711*
                                                   ------
                                                    3,476

                 Steel (1.2%)
                 35,700 AK Steel Holding              626*

                 Technology (13.4%)
                 20,700 ARGON ST                      674*
                 46,000 Atheros Communications        632*/(S)/
                  5,500 Harman International
                        Industries                    617
                 23,200 IntraLase Corp.               429*
                 28,400 Macromedia, Inc.              963*
                 21,800 MICROS Systems                708*
                 42,000 MIPS Technologies             465*
                 31,300 Niku Corp.                    661*
                 13,900 ScanSource, Inc.              872*
                 22,800 Trimble Navigation            821*
                                                   ------
                                                    6,842



             Number of Shares                     Market Value/+/
                                                  (000's omitted)


             Technology--Semiconductor (1.2%)
                 38,200 Microsemi Corp.               $   621*

             Telecommunications (1.0%)
                 41,900 Alamosa Holdings                  534*/(S)/

             Transportation (3.0%)
                 20,250 Old Dominion Freight Line         712*
                 10,900 UTI Worldwide                     808
                                                      -------
                                                        1,520

             Total Common Stocks
             (Cost $39,309)                            50,797
                                                      -------

             Principal Amount

             Short-Term Investments (9.1%)
             $4,503,900 Neuberger Berman
                         Securities Lending
                         Quality Fund, LLC              4,504/++/
                138,180 Neuberger Berman
                         Prime Money Fund
                         Trust Class                      138@
                                                      -------

             Total Short-Term Investments
             (Cost $4,642)                              4,642#
                                                      -------

             Total Investments (108.7%)
             (Cost $43,951)                            55,439##
             Liabilities, less cash,
              receivables and other assets
              [(8.7%)]                                 (4,458)
                                                      -------

             Total Net Assets (100.0%)                $50,981
                                                      -------


See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Schedule of Investments Partners Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings



                                Holding            %


                             1  Pulte Homes      2.7

                             2  American
                                International
                                Group            2.5

                             3  Centex Corp.     2.5

                             4  Lennar Corp.     2.4

                             5  Citigroup Inc.   2.3

                             6  Frontline Ltd.   2.2

                             7  Berkshire
                                Hathaway
                                Class B          2.2

                             8  Teekay Shipping  2.2

                             9  Canadian Natural
                                Resources        1.9

                            10  Peabody Energy   1.9


--------------------------------------------------------------------------------




           Number of Shares                        Market Value/+/
                                                   (000's omitted)


           Common Stocks (98.4%)

           Advertising (0.7%)
             147,000 Omnicom Group                    $ 13,387/(S)/

           Banking & Financial (3.5%)
             448,600 Fannie Mae                         26,225
             634,300 Merrill Lynch                      37,157
             141,800 State Street                        6,218
                                                      --------
                                                        69,600

           Broadcasting (1.0%)
             689,700 EchoStar Communications            20,519

           Building, Construction & Furnishing (9.4%)
             765,900 Centex Corp.                       48,704/(S)/
             712,700 Home Depot                         28,522
             263,900 KB Home                            32,935
              25,400 NVR, Inc.                          20,123*/(S)/
             692,800 Pulte Homes                        54,052/(S)/
                                                      --------
                                                       184,336

           Building Materials (2.4%)
             776,800 Lennar Corp.                       47,245/(S)/

           Business Services (1.1%)
             646,200 Career Education                   22,068*/(S)/

           Communications (0.8%)
             508,300 Cablevision Systems                15,788*

           Communication Services (1.1%)
             720,400 Scientific-Atlanta                 22,260

           Consumer Cyclicals (2.2%)
             383,350 Best Buy                           20,709/(S)/
             643,000 Masco Corp.                        21,682
                                                      --------
                                                        42,391

           Consumer Goods & Services (0.7%)
             263,500 Colgate-Palmolive                  13,944

           Consumer Staples (0.8%)
             470,300 Viacom Inc. Class B                16,414

           Defense & Aerospace (0.9%)
             502,500 Embraer-Empresa Brasileira De
                      Aeronautica                       16,964/(S)/

           Diversified (1.2%)
           3,871,900 ABB Ltd.                           23,576*

           Electrical & Electronics (1.6%)
             955,500 Tyco International                 31,990



            Number of Shares                      Market Value/+/
                                                  (000's omitted)


            Energy (10.8%)
              428,500 Anadarko Petroleum             $ 32,935/(S)/
              667,400 Canadian Natural Resources       37,975/(S)/
              370,000 ChevronTexaco Corp.              22,970
              422,100 Cooper Cameron                   24,351*/(S)/
              390,200 Peabody Energy                   37,888/(S)/
              886,300 Talisman Energy                  30,524
              354,400 TXU Corp.                        27,023/(S)/
                                                     --------
                                                      213,666

            Financial Services (13.4%)
              285,300 American Express                 15,449
               14,500 Berkshire Hathaway Class B       43,718*
              943,400 Citigroup Inc.                   45,019
            1,045,694 Countrywide Financial            36,338
              951,100 General Electric                 33,479
              266,500 Goldman Sachs                    28,995
              239,100 J.P. Morgan Chase                 8,739/(S)/
              299,700 MBNA Corp.                        7,603/(S)/
              685,500 PMI Group                        27,591/(S)/
              228,459 XL Capital                       17,135/(S)/
                                                     --------
                                                      264,066

            Forest Products & Paper (0.4%)
              120,900 Weyerhaeuser Co.                  8,092

            Health Care (9.0%)
              878,900 Boston Scientific                28,705*/(S)/
              459,200 Caremark Rx                      17,578*
              596,700 Health Management
                       Associates                      13,706/(S)/
              914,700 NBTY, Inc.                       23,133*/(S)/
              387,100 PacifiCare Health Systems        24,573*
            1,129,900 Teva Pharmaceutical
                       Industries ADR                  34,021/(S)/
              128,000 WellPoint Inc.                   15,624*
              506,000 Wyeth                            20,655
                                                     --------
                                                      177,995

            Insurance (6.3%)
              202,400 Aetna Inc.                       29,555/(S)/
              732,500 American International
                       Group                           48,931
              479,500 Hartford Financial Services
                       Group                           34,500/(S)/
              347,200 Marsh & McLennan                 11,336/(S)/
                                                     --------
                                                      124,322

            Metals (3.6%)
              314,100 Freeport-McMoRan
                       Copper & Gold                   13,136/(S)/
              398,300 Nucor Corp.                      24,830/(S)/
              306,900 Phelps Dodge                     32,669/(S)/
                                                     --------
                                                       70,635

Schedule of Investments Partners Fund cont'd



            Number of Shares                       Market Value/+/
                                                   (000's omitted)


            Oil & Gas (7.8%)
              370,100 EOG Resources                 $   33,723
              413,800 FMC Technologies                  14,293*/(S)/
              521,200 National-Oilwell                  23,631*
              472,600 Petroleo Brasileiro               23,063/(S)/
              578,900 Pioneer Natural Resources         24,412/(S)/
              775,500 XTO Energy                        35,301
                                                    ----------
                                                       154,423

            Pharmaceutical (2.1%)
              188,800 Express Scripts                   14,215*/(S)/
              810,600 Shire Pharmaceuticals Group
                       ADR                              27,276/(S)/
                                                    ----------
                                                        41,491

            Retail (1.3%)
              587,000 J.C. Penney                       26,116

            Semiconductors (1.7%)
              951,300 Applied Materials                 16,648*/(S)/
            1,775,317 Taiwan Semiconductor
                       Manufacturing ADR                16,191/(S)/
                                                    ----------
                                                        32,839

            Software (4.6%)
              715,000 Check Point Software
                       Technologies                     15,823*/(S)/
            1,327,300 Microsoft Corp.                   33,421
            1,718,700 Oracle Corp.                      22,189*
              752,700 VERITAS Software                  18,230*/(S)/
                                                    ----------
                                                        89,663

            Technology (1.6%)
              107,400 Computer Sciences                  4,965*
              519,500 IAC/InterActiveCorp               11,689*/(S)/
               79,000 IBM                                7,314
              253,200 Texas Instruments                  6,702
                                                    ----------
                                                        30,670

            Telecommunications (1.2%)
              554,700 Nextel Communications             16,325*/(S)/
            2,638,900 Nortel Networks                    7,072*
                                                    ----------
                                                        23,397

            Transportation (7.2%)
              766,850 Frontline Ltd.                    43,754*
              494,500 General Maritime                  25,462*
            2,404,350 Golden Ocean Group                 1,748*
              296,300 Overseas Shipholding Group        19,295
              444,457 Ship Finance International         9,858/(S)/
              861,700 Teekay Shipping                   42,714
                                                    ----------
                                                       142,831

            Total Common Stocks
            (Cost $1,454,814)                        1,940,688
                                                    ----------



              Principal Amount                    Market Value/+/
                                                  (000's omitted)


              Short-Term Investments (21.9%)
              $401,807,800 Neuberger Berman
                            Securities Lending
                            Quality Fund, LLC       $  401,808/++/
                29,892,362 Neuberger Berman Prime
                            Money Fund Trust
                            Class                       29,892@
                                                    ----------

              Total Short-Term Investments
              (Cost $431,700)                          431,700#
                                                    ----------

              Total Investments (120.3%)
              (Cost $1,886,514)                      2,372,388##
              Liabilities, less cash,
               receivables and other assets
               [(20.3%)]                              (399,718)
                                                    ----------

              Total Net Assets (100.0%)             $1,972,670
                                                    ----------


See Notes to Schedule of Investments

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Schedule of Investments Real Estate Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings



                               Holding              %


                            1  Simon Property
                               Group              5.6

                            2  Equity Office
                               Properties Trust   5.3

                            3  Vornado Realty
                               Trust              4.8

                            4  SL Green Realty    4.3

                            5  Developers
                               Diversified Realty 4.1

                            6  ProLogis           3.8

                            7  Host Marriott      3.7

                            8  Trizec Properties  3.7

                            9  Camden Property
                               Trust              3.5

                           10  Public Storage     3.5


--------------------------------------------------------------------------------



             Number of Shares                       Market Value/+/
                                                    (000's omitted)


             Common Stocks (97.2%)

             Apartments (12.4%)
              7,700 Apartment Investment &
                     Management                         $  293
              6,100 Avalonbay Communities                  424
              8,700 BRE Properties                         341
             32,100 Camden Property Trust                1,489/(S)/
             17,200 Essex Property Trust                 1,240
             65,000 United Dominion Realty Trust         1,437
                                                        ------
                                                         5,224

             Community Centers (6.5%)
             41,500 Developers Diversified Realty        1,736
             17,550 Pan Pacific Retail Properties        1,020
                                                        ------
                                                         2,756

             Diversified (7.3%)
             26,000 Pennsylvania REIT                    1,056
             29,300 Vornado Realty Trust                 2,013
                                                        ------
                                                         3,069

             Health Care (0.9%)
             15,300 Ventas, Inc.                           395

             Industrial (6.5%)
             26,800 CenterPoint Properties               1,173
             39,800 ProLogis                             1,582
                                                        ------
                                                         2,755

             Lodging (11.2%)
             19,900 Ashford Hospitality Trust              201
             23,900 Equity Lifestyle Properties            803
             19,100 Hilton Hotels                          402
             98,900 Host Marriott                        1,580
             49,900 La Quinta                              462*
             53,200 MeriStar Hospitality                   391*
             39,500 Sunstone Hotel Investors               879
                                                        ------
                                                         4,718

             Office (29.9%)
              9,400 Alexandria Real Estate Equities        630
             31,700 Arden Realty                         1,089
             14,200 Boston Properties                      849
             41,500 Brandywine Realty Trust              1,228
             36,300 Brookfield Properties                1,433
             74,500 Equity Office Properties
                     Trust                               2,248



              Number of Shares                     Market Value/+/
                                                   (000's omitted)

                  10,500 Kilroy Realty                 $   443
                  29,100 Mack-Cali Realty                1,286
                  32,000 SL Green Realty                 1,804
                  87,700 Trizec Properties               1,574
                                                       -------
                                                        12,584

              Office--Industrial (1.0%)
                  10,800 PS Business Parks                 448

              Regional Malls (17.1%)
                  15,200 CBL & Associates
                          Properties                     1,133
                  23,100 General Growth Properties         806
                  20,350 Kimco Realty                    1,081
                  10,000 Mills Corp.                       540
                  38,300 Simon Property Group            2,373
                  44,100 Taubman Centers                 1,264
                                                       -------
                                                         7,197

              Self Storage (4.4%)
                  27,100 Public Storage                  1,479
                   8,800 Sovran Self Storage               360
                                                       -------
                                                         1,839

              Total Common Stocks
              (Cost $35,861)                            40,985
                                                       -------

              Principal Amount

              Short-Term Investments (6.6%)
              $1,347,500 Neuberger Berman
                          Securities Lending
                          Quality Fund, LLC              1,348/++/
               1,424,317 Neuberger Berman
                          Prime Money Fund
                          Trust Class                    1,424@
                                                       -------

              Total Short-Term Investments
              (Cost $2,772)                              2,772#
                                                       -------

              Total Investments (103.8%) (Cost
              $38,633)                                  43,757##
              Liabilities, less cash,
               receivables and other assets
               [(3.8%)]                                 (1,621)
                                                       -------

              Total Net Assets (100.0%)                $42,136
                                                       -------


See Notes to Schedule of Investments

Schedule of Investments Regency Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings



                                Holding           %


                             1  XTO Energy      3.1

                             2  Coventry Health
                                Care            3.0

                             3  Omnicare, Inc.  2.6

                             4  AutoZone, Inc.  2.6

                             5  Western Digital 2.6

                             6  SPX Corp.       2.5

                             7  Borg-Warner
                                Automotive      2.5

                             8  North Fork
                                Bancorp         2.5

                             9  First Horizon
                                National        2.4

                            10  Whirlpool Corp. 2.4


--------------------------------------------------------------------------------



          Number of Shares                           Market Value/+/
                                                     (000's omitted)


          Common Stocks (97.7%)

          Auto Related (11.9%)
          35,700           Advance Auto Parts            $ 1,799*
          29,200           AutoNation, Inc.                  570*
          25,300           AutoZone, Inc.                  2,452*/(S)/
          44,300           Borg-Warner Automotive          2,337/(S)/
          32,900           Johnson Controls                1,944
          39,500           Lear Corp.                      2,060/(S)/
                                                         -------
                                                          11,162

          Banking & Financial (11.3%)
          37,500           Astoria Financial               1,409
          31,200           Commerce Bancorp                1,912/(S)/
          53,400           First Horizon National          2,272/(S)/
          59,400           IndyMac Bancorp                 2,138/(S)/
          80,408           North Fork Bancorp              2,317
          20,400           TCF Financial                     564
                                                         -------
                                                          10,612

          Business Services (2.2%)
          47,300           Manpower Inc.                   2,067

          Consumer Cyclicals (5.1%)
          14,000           Black & Decker                  1,161
          15,500           Mohawk Industries               1,391*
          35,000           Whirlpool Corp.                 2,231
                                                         -------
                                                           4,783

          Energy (5.3%)
           5,300           Pioneer Natural Resources         223
          18,900           Sunoco, Inc.                    1,873
          64,382           XTO Energy                      2,931
                                                         -------
                                                           5,027

          Financial Services (8.1%)
          26,750           Ambac Financial Group           2,081
          21,800           Bear Stearns                    2,169
          51,600           CIT Group                       2,082
          62,700           Waddell & Reed
                            Financial                      1,304
                                                         -------
                                                           7,636

          Food & Beverage (2.4%)
          20,300           Constellation Brands            1,087*
          40,900           Fresh Del Monte Produce         1,220
                                                         -------
                                                           2,307

          Health Care (12.9%)
          44,700           Coventry Health Care            2,821*
          40,500           Health Management
                            Associates                       930



             Number of Shares                      Market Value/+/
                                                   (000's omitted)

              67,900          NBTY, Inc.               $ 1,717*
              72,200          Omnicare, Inc.             2,490/(S)/
              42,500          Triad Hospitals            1,856*
              12,000          WellChoice Inc.              620*
              13,800          WellPoint Inc.             1,685*
                                                       -------
                                                        12,119

             Home Furnishings (1.1%)
              39,200          Rent-A-Center, Inc.        1,017*

             Insurance (11.5%)
              34,100          Arch Capital Group         1,414*
              20,100          Endurance Specialty
                               Holdings                    719
               9,500          Jefferson-Pilot              465
              28,900          PartnerRe Ltd.             1,811
              54,000          PMI Group                  2,174
              45,300          Radian Group               2,189/(S)/
              42,400          RenaissanceRe
                               Holdings                  2,019
                                                       -------
                                                        10,791

             Manufacturing (5.7%)
              31,500          Briggs & Stratton          1,242
              20,400          Ingersoll-Rand             1,719
              53,900          SPX Corp.                  2,399/(S)/
                                                       -------
                                                         5,360

             Restaurants (2.7%)
              35,600          Darden Restaurants           954
              66,300          Ruby Tuesday               1,603
                                                       -------
                                                         2,557

             Retail (12.7%)
              63,400          Dollar Tree Stores         1,709*
              80,000          Foot Locker                2,184
              37,000          Liz Claiborne              1,565
             114,500          Pier 1 Imports             2,090/(S)/
              48,200          Reebok International       2,128/(S)/
               6,200          Timberland Co.               432*
              31,300          V. F. Corp.                1,870/(S)/
                                                       -------
                                                        11,978

             Technology (4.8%)
              78,100          Computer Associates        2,116/(S)/
             214,800          Western Digital            2,418*
                                                       -------
                                                         4,534

             Total Common Stocks
             (Cost $80,423)                             91,950
                                                       -------

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Schedule of Investments Regency Fund cont'd



                Principal Amount                Market Value/+/
                                                (000's omitted)


                Short-Term Investments (23.6%)
                $19,701,500 Neuberger Berman
                             Securities Lending
                             Quality Fund, LLC     $ 19,702/++/
                  2,516,127 Neuberger Berman
                             Prime Money Fund
                             Trust Class              2,516@
                                                   --------

                Total Short-Term Investments
                (Cost $22,218)                       22,218#
                                                   --------

                Total Investments (121.3%)
                (Cost $102,641)                     114,168##
                Liabilities, less cash,
                 receivables and other assets
                 [(21.3%)]                          (20,085)
                                                   --------

                Total Net Assets (100.0%)          $ 94,083
                                                   --------


See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings



                                Holding            %


                             1  Canadian
                                National Railway 4.6

                             2  Liberty Media    4.3

                             3  Newfield
                                Exploration      4.3

                             4  Praxair, Inc.    3.8

                             5  UnitedHealth
                                Group            3.8

                             6  National
                                Instruments      3.7

                             7  Texas
                                Instruments      3.6

                             8  Vodafone Group
                                ADR              3.6

                             9  Quest
                                Diagnostics      3.6

                            10  Altera Corp.     3.5


--------------------------------------------------------------------------------




           Number of Shares                        Market Value/+/
                                                   (000's omitted)


           Common Stocks (96.3%)

           Automotive (2.0%)
              89,600 Toyota Motor Corp. ADR            $ 6,969

           Banking & Financial (3.4%)
             274,400 State Street                       12,032/(S)/

           Business Services (3.1%)
             250,400 Manpower Inc.                      10,943

           Consumer Cyclicals (2.8%)
             196,950 Target Corp.                       10,009/(S)/

           Diversified (3.1%)
             204,050 Danaher Corp.                      11,053/(S)/

           Energy (2.6%)
             140,150 BP PLC ADR                          9,099

           Financial Services (7.0%)
              85,050 Ambac Financial Group               6,615
             141,400 Citigroup Inc.                      6,748
             102,850 Goldman Sachs                      11,190/(S)/
                                                       -------
                                                        24,553

           Health Products & Services (7.3%)
             125,850 Quest Diagnostics                  12,509
             145,850 UnitedHealth Group                 13,296/(S)/
                                                       -------
                                                        25,805

           Industrial Gases (3.8%)
             297,100 Praxair, Inc.                      13,319

           Insurance (6.3%)
              34,800 Progressive Corp.                   3,031/(S)/
             154,200 RenaissanceRe Holdings              7,343
             295,900 Willis Group Holdings              11,703/(S)/
                                                       -------
                                                        22,077

           Media (10.2%)
             252,750 Comcast Corp. Class A Special       8,053*/(S)/
           1,505,556 Liberty Media                      15,266*
             208,943 Liberty Media International
                      Class A                            9,033*
             381,323 UnitedGlobalCom                     3,546*
                                                       -------
                                                        35,898

           Oil & Gas (6.1%)
             158,469 Cimarex Energy                      6,445*/(S)/
             203,100 Newfield Exploration               15,080*
                                                       -------
                                                        21,525



         Number of Shares                             Market Value/+/
                                                      (000's omitted)


         Pharmaceutical (6.5%)
             158,250 Millipore Corp.                     $  7,163*
             245,750 Novartis AG ADR                       12,280/(S)/
              62,400 Novo Nordisk A/S Class B               3,494
                                                         --------
                                                           22,937

         Real Estate (4.0%)
             189,850 AMB Property                           7,370
             206,900 Equity Residential                     6,788
                                                         --------
                                                           14,158

         Technology (6.7%)
             263,100 Dell Inc.                             10,548*/(S)/
             453,101 National Instruments                  12,940
                                                         --------
                                                           23,488

         Technology--Semiconductor (7.1%)
             594,700 Altera Corp.                          12,334*
             472,900 Texas Instruments                     12,518/(S)/
                                                         --------
                                                           24,852

         Technology--Semiconductor Capital
         Equipment (3.0%)
             681,700 Teradyne, Inc.                        10,512*

         Telecommunications (3.5%)
             476,000 Vodafone Group ADR                    12,514/(S)/

         Transportation (4.6%)
             262,400 Canadian National Railway             16,253

         Utilities (3.2%)
           1,088,400 National Grid Transco                 10,569
              12,300 National Grid Transco ADR                604/(S)/
                                                         --------
                                                           11,173

         Total Common Stocks
         (Cost $279,510)                                  339,169
                                                         --------

         Principal Amount

         Repurchase Agreements (4.1%)
         $14,615,000 State Street Bank and Trust Co.,
                      Repurchase Agreement,
                      2.5%, due 3/1/05, dated
                      2/28/05, Maturity Value
                      $14,616,015, Collateralized by
                      $15,125,000 U.S. Treasury
                      Notes, 2.50%, due 9/30/06
                      (Collateral Value $15,057,346)
                      (Cost $14,615)                       14,615#
                                                         --------

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Schedule of Investments Socially Responsive Fund cont'd



              Principal Amount                    Market Value/+/
                                                  (000's omitted)


              Short-Term Investments (22.4%)
              $   100,000 Community Capital Bank,
                           1.15%, due 3/31/05        $    100
                  100,000 Self Help Credit Union,
                           2.74%, due 5/17/05             100
               78,510,300 Neuberger Berman
                           Securities Lending
                           Quality Fund, LLC           78,510/++/
                                                     --------

              Total Short-Term Investments
              (Cost $78,710)                           78,710#
                                                     --------

              Total Investments (122.8%)
              (Cost $372,835)                         432,494##
              Liabilities, less cash,
               receivables and other assets
               [(22.8%)]                              (80,354)
                                                     --------

              Total Net Assets (100.0%)              $352,140
                                                     --------


See Notes to Schedule of Investments

Notes to Schedule of Investments

/+/Investments in equity securities by each Fund are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Fund, which are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Funds at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Funds value all other securities by a method the Board of Trustees of Neuberger Berman Equity Funds (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Funds' foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
#  At cost, which approximates market value.
## At February 28, 2005, selected Fund information on a U.S. Federal income tax basis was as follows:



                                           Gross        Gross          Net
(000's omitted)                       Unrealized   Unrealized   Unrealized
Neuberger Berman               Cost Appreciation Depreciation Appreciation

Century Fund             $   10,164  $    1,548    $   153     $    1,395
Fasciano Fund               406,914     109,885      7,233        102,652
Focus Fund                  990,717     625,462      1,789        623,673
Genesis Fund              6,390,978   3,223,679     86,165      3,137,514
Guardian Fund             1,557,372     453,542      2,592        450,950
International Fund          347,907      77,801      1,284         76,517
Manhattan Fund              314,796     103,739      2,431        101,308
Millennium Fund              43,951      11,700        212         11,488
Partners Fund             1,886,514     507,499     21,625        485,874
Real Estate Fund             38,633       5,264        140          5,124
Regency Fund                102,641      12,093        566         11,527
Socially Responsive Fund    372,835      61,225      1,566         59,659


*  Non-income producing security.
/(S)/All or a portion of this security is on loan (see Note A of Notes to
     Financial Statements).
/\ Affiliated issuer (see Notes A & F of Notes to Financial Statements).
@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.
/++/Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements

                  This page has been left blank intentionally

Statements of Assets and Liabilities

                                                                                                  -------------------

Neuberger Berman Equity Funds                                                                       Century  Fasciano
(000's omitted except per share amounts)                                                               Fund      Fund
Assets
    Investments in securities, at market value*/+/ (Notes A & F)--see Schedule of Investments:
    Unaffiliated issuers                                                                          $ 11,559  $401,304
    Affiliated issuers                                                                                  --   108,262
                                                                                                    11,559   509,566
    Cash                                                                                                --        --
    Foreign currency                                                                                    --        --
    Dividends and interest receivable                                                                   13       345
    Receivable for securities sold                                                                     312    21,482
    Receivable for Fund shares sold                                                                      2     1,562
    Receivable from administrator-net (Note B)                                                           8        --
    Prepaid expenses and other assets                                                                    1        32
Total Assets                                                                                        11,895   532,987
Liabilities
    Payable for collateral on securities loaned (Note A)                                                --    44,023
    Payable for securities purchased                                                                   295       292
    Payable for Fund shares redeemed                                                                    --       713
    Payable to investment manager-net (Notes A & B)                                                      5       301
    Payable to administrator-net (Note B)                                                               --        60
    Accrued expenses and other payables                                                                 46        40
    Due to custodian                                                                                    26        --
Total Liabilities                                                                                      372    45,429
Net Assets at value                                                                               $ 11,523  $487,558
Net Assets consist of:
    Paid-in capital                                                                               $ 45,979  $381,270
    Undistributed net investment income (loss)                                                          35      (745)
    Distributions in excess of net investment income                                                    --        --
    Accumulated net realized gains (losses) on investments                                         (35,886)    4,381
    Net unrealized appreciation (depreciation) in value of investments                               1,395   102,652
Net Assets at value                                                                               $ 11,523  $487,558
Net Assets
    Investor Class                                                                                $ 11,523  $463,213
    Trust Class                                                                                         --        --
    Advisor Class                                                                                       --    24,345
    Institutional Class                                                                                 --        --
Shares Outstanding ($.001 par value; unlimited shares authorized)
    Investor Class                                                                                   1,960    11,153
    Trust Class                                                                                         --        --
    Advisor Class                                                                                       --     2,206
    Institutional Class                                                                                 --        --
Net Asset Value, offering and redemption price per share
    Investor Class                                                                                $   5.88  $  41.53
    Trust Class                                                                                         --        --
    Advisor Class                                                                                       --     11.04
    Institutional Class                                                                                 --        --
/+/Securities on loan, at market value:
    Unaffiliated issuers                                                                          $     --  $ 42,429
    Affiliated issuers                                                                                  --        --
Total securities on loan, at market value                                                         $     --  $ 42,429
*Cost of investments:
    Unaffiliated issuers                                                                          $ 10,164  $298,652
    Affiliated issuers                                                                                  --   108,262
Total cost of investments                                                                         $ 10,164  $406,914
Total cost of foreign currency                                                                    $     --  $     --

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)



------------------------------------------------------------------------

      Focus     Genesis    Guardian International  Manhattan Millennium
       Fund        Fund        Fund          Fund       Fund       Fund

$1,272,477  $4,939,067  $1,566,261       $383,068 $ 343,513   $  50,797
   341,913   4,589,425     442,061         41,356    72,591       4,642
 1,614,390   9,528,492   2,008,322        424,424   416,104      55,439
        --          --          --             --        --          --
        --          --          --             23        --          --
       293       4,823         793            368       164          11
     2,094       9,632       9,312          4,778     6,294       1,623
       419      38,277         632          4,995       125           9
        --          --          --             --        --           1
        52         463         148             29        18           3
 1,617,248   9,581,687   2,019,207        434,617   422,705      57,086
    64,453     944,555     413,772         25,280    72,591       4,504
       416      31,957          --          8,755     2,980       1,485
     3,188      15,263       3,211            466       219          23
       565       4,072         575            228       139          32
       356       2,174         344             85        67          --
       345         157         365             --       190          61
        --          --          --             --        53          --
    69,323     998,178     418,267         34,814    76,239       6,105
$1,547,925  $8,583,509  $1,600,940       $399,803 $ 346,466   $  50,981
$  977,176  $5,496,542  $1,328,354       $319,760 $ 639,327   $ 162,692
     2,572     (11,773)         --             45    (1,140)       (363)
        --          --      (2,706)            --        --          --
   (55,496)    (38,774)   (175,658)         3,470  (393,029)   (122,836)
   623,673   3,137,514     450,950         76,528   101,308      11,488
$1,547,925  $8,583,509  $1,600,940       $399,803 $ 346,466   $  50,981
$1,267,984  $1,585,465  $1,409,584       $308,236 $ 337,408   $  47,072
   237,571   5,107,175     190,939         91,567     7,865       3,151
    42,370     553,118         417             --     1,193         758
        --   1,337,751          --             --        --          --
    34,423      51,776      85,520         15,867    48,738       3,527
     8,762     116,627      14,703          4,316       738         215
     2,248      21,569          28             --       108          77
        --      31,896          --             --        --          --
$    36.84  $    30.62  $    16.48       $  19.43 $    6.92   $   13.35
     27.11       43.79       12.99          21.22     10.66       14.69
     18.85       25.64       14.69             --     11.06        9.87
        --       41.94          --             --        --          --
$   61,015  $  623,634  $  397,114       $ 23,910 $  70,630   $   4,338
       898     288,107          --             --        --          --
$   61,913  $  911,741  $  397,114       $ 23,910 $  70,630   $   4,338
$  708,328  $2,989,143  $1,115,311       $306,551 $ 242,205   $  39,309
   282,389   3,401,835     442,061         41,356    72,591       4,642
$  990,717  $6,390,978  $1,557,372       $347,907 $ 314,796   $  43,951
$       --  $       --  $       --       $     23 $      --   $      --

Statements of Assets and Liabilities cont'd

                                                                          -------------------------------------------------------
Neuberger Berman Equity Funds                                                Partners Real Estate    Regency Socially Responsive
(000's omitted except per share amounts)                                         Fund        Fund       Fund                Fund
Assets
    Investments in securities, at market value*/+/ (Notes A & F)--see
    Schedule of Investments:
    Unaffiliated issuers                                                  $1,940,688      $40,985  $ 91,950             $353,984
    Affiliated issuers                                                       431,700        2,772    22,218               78,510
                                                                           2,372,388       43,757   114,168              432,494
    Cash                                                                          --           --        --                    1
    Foreign currency                                                              --           --        --                   --
    Dividends and interest receivable                                          1,277           31       105                   99
    Receivable for securities sold                                            17,382          263       479                1,144
    Receivable for Fund shares sold                                            9,085           22       556                4,396
    Receivable from administrator-net (Note B)                                    --           --        --                   --
    Prepaid expenses and other assets                                            141            1         3                   21
Total Assets                                                               2,400,273       44,074   115,311              438,155
Liabilities
    Payable for collateral on securities loaned (Note A)                     401,808        1,348    19,702               78,510
    Payable for securities purchased                                          20,852          510     1,325                7,021
    Payable for Fund shares redeemed                                           3,514           --       101                  235
    Payable to investment manager-net (Notes A & B)                              675           27        36                  137
    Payable to administrator-net (Note B)                                        443            4        24                   78
    Accrued expenses and other payables                                          311           49        40                   34
    Due to custodian                                                              --           --        --                   --
Total Liabilities                                                            427,603        1,938    21,228               86,015
Net Assets at value                                                       $1,972,670      $42,136  $ 94,083             $352,140
Net Assets consist of:
    Paid-in capital                                                       $1,498,040      $34,698  $ 79,990             $292,803
    Undistributed net investment income (loss)                                 5,721           --       (35)                  --
    Distributions in excess of net investment income                              --         (140)       --                 (247)
    Accumulated net realized gains (losses) on investments                   (16,965)       2,454     2,601                  (75)
    Net unrealized appreciation (depreciation) in value of investments       485,874        5,124    11,527               59,659
Net Assets at value                                                       $1,972,670      $42,136  $ 94,083             $352,140
Net Assets
    Investor Class                                                        $1,562,392      $    --  $ 68,406             $280,571
    Trust Class                                                              393,773       42,136    25,677               71,569
    Advisor Class                                                             16,505           --        --                   --
    Institutional Class                                                           --           --        --                   --
Shares Outstanding ($.001 par value; unlimited shares authorized)
    Investor Class                                                            59,143           --     4,291               12,918
    Trust Class                                                               19,358        3,282     1,849                4,761
    Advisor Class                                                                939           --        --                   --
    Institutional Class                                                           --           --        --                   --
Net Asset Value, offering and redemption price per share
    Investor Class                                                        $    26.42      $    --  $  15.94             $  21.72
    Trust Class                                                                20.34        12.84     13.89                15.03
    Advisor Class                                                              17.58           --        --                   --
    Institutional Class                                                           --           --        --                   --
/+/Securities on loan, at market value:
    Unaffiliated issuers                                                  $  387,232      $ 1,276  $ 19,201             $ 75,793
    Affiliated issuers                                                            --           --        --                   --
Total securities on loan, at market value                                 $  387,232      $ 1,276  $ 19,201             $ 75,793
*Cost of investments:
    Unaffiliated issuers                                                  $1,454,814      $35,861  $ 80,423             $294,325
    Affiliated issuers                                                       431,700        2,772    22,218               78,510
Total cost of investments                                                 $1,886,514      $38,633  $102,641             $372,835
Total cost of foreign currency                                            $       --      $    --  $     --             $     --

See Notes to Financial Statements

                  This page has been left blank intentionally

Statements of Operations

                                                                          ----------------------------------------

Neuberger Berman Equity Funds                                             Century  Fasciano      Focus     Genesis
                                                                             Fund      Fund       Fund        Fund

(000's omitted)
Investment Income
Income (Note A):
Dividend income--unaffiliated issuers                                        $131   $ 1,467  $  9,476  $   15,232
Dividend income--affiliated issuers (Note F)                                   --        --        --       8,685
Interest income                                                                --        --         1          36
Income from securities loaned-affiliated issuers (Note F)                       1        37        99         465
Income from investments in affiliated issuers (Note F)                          1       377       177       4,009
Foreign taxes withheld                                                         --        (5)       --         (70)
Total income                                                                  133     1,876     9,753      28,357
Expenses:
Investment management fee (Notes A & B)                                        37     1,888     3,823      25,220
Administration fee (Note B):
     Investor Class                                                            17       317     1,638       1,879
     Trust Class                                                               --        --       526       9,113
     Advisor Class                                                             --        43        85         969
     Institutional Class                                                       --        --        --         812
Distribution fees (Note B):
     Trust Class                                                               --        --       132          --
     Advisor Class                                                             --        27        53         606
Shareholder servicing agent fees:
     Investor Class                                                            35       189       480         569
     Trust Class                                                               --        --        12          23
     Advisor Class                                                             --        10        11          14
     Institutional Class                                                       --        --        --          10
Audit fees                                                                      9        30        31          32
Custodian fees (Note B)                                                        16        70       162         555
Insurance expense                                                              --         6        31         100
Legal fees                                                                     14        16        14          17
Registration and filing fees                                                   17        28        76         135
Reimbursement of expenses previously assumed by administrator (Note B)         --        --        --          35
Shareholder reports                                                             1        15        59         230
Trustees' fees and expenses                                                    11        11        12          14
Miscellaneous                                                                   2        17        59         129
Total expenses                                                                159     2,667     7,204      40,462
Expenses reimbursed by administrator (Note B)                                 (58)      (17)       --          --
Investment management fee waived (Note A)                                      (0)      (19)      (11)       (213)
Expenses reduced by custodian fee expense offset and commission recapture
 arrangements (Note B)                                                         (3)      (10)      (66)       (119)
Total net expenses                                                             98     2,621     7,127      40,130
Net investment income (loss)                                                   35      (745)    2,626     (11,773)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
     Sales of investment securities of unaffiliated issuers                   256     4,382    63,635     (33,794)
     Sales of investment securities of affiliated issuers                      --        --        15      (4,873)
     Foreign currency                                                          --        --        --          --
     Net increase from payments by affiliates (Note B)                         --        --        --          --
Change in net unrealized appreciation (depreciation) in value of:
     Investment of unaffiliated securities                                    572    26,895    86,898     825,837
     Investment of affiliated securities                                       --        --    73,270     395,310
     Foreign currency                                                          --        --        --          --
Net gain (loss) on investments                                                828    31,277   223,818   1,182,480
Net increase (decrease) in net assets resulting from operations              $863   $30,532  $226,444  $1,170,707

See Notes to Financial Statements

        NEUBERGER BERMAN FOR THE SIX MONTHS ENDED FEBRUARY 28, 2005 (UNAUDITED)

-------------------------------------------------------------------------------------------

                                                                                  Socially
 Guardian International  Manhattan  Millennium   Partners Real Estate   Regency Responsive
     Fund          Fund       Fund        Fund       Fund        Fund      Fund       Fund
$  9,053        $ 2,006    $   592     $    62  $ 13,050       $  578  $   372     $ 1,633
      --             --         --          --        --           --       --          --
       4              1         --          --        --           --       --         109
     227             17         74           5       248            1        2          20
     244            127          5           2       253           10       26          --
    (320)          (169)        (1)         (0)      (66)          (2)      --         (62)
   9,208          1,982        670          69    13,485          587      400       1,700
   3,876          1,112        922         213     4,194          177      186         825
   1,782            288        426          61     1,819           --       60         320
     426             82         21           6       646           83       44         112
      14             --          3           1        36           --       --          --
      --             --         --          --        --           --       --          --
     107             --         --           1       161           21       11          28
       9             --          2           1        23           --       --          --
     672             90        265          78       525           --       23         125
      11             10         10           9        12           17        9          10
       9             --         10           9         9           --       --          --
      --             --         --          --        --           --       --          --
      31             30         17           9        30           30        8          10
     188            195         77          38       210           20       35          65
      28              2          6           1        27            1        1           3
      15             26         14          14        13           13       14          14
      53             25         31          53        50           15       23          31
      --             --         --          --        --           --       12          --
      58              6         12           2        57            1        2           7
      12             11         11          11        12           11       11          11
      63              5         12           4        63            2        2          13
   7,354          1,882      1,839         511     7,887          391      441       1,574
      --            (21)        (8)        (71)       --          (78)      --          --
     (13)            (6)        (0)         (0)      (13)          (1)      (1)         --
     (31)            --        (21)         (8)     (116)          (4)      (5)         (8)
   7,310          1,855      1,810         432     7,758          308      435       1,566
   1,898            127     (1,140)       (363)    5,727          279      (35)        134
  76,762          7,902     10,121       7,335   120,784        3,887    3,856       2,023
      --             --         --          --        --           --       --          --
     667          2,645         --          --       654           --       --          (4)
      --             --         --          --         3           --       --          --
 134,015         54,040     46,985       4,041   252,649         (494)   6,998      36,279
      --             --         --          --        --           --       --          --
       9            (15)        --          --        (1)          --       --          --
 211,453         64,572     57,106      11,376   374,089        3,393   10,854      38,298
$213,351        $64,699    $55,966     $11,013  $379,816       $3,672  $10,819     $38,432

Statements of Changes in Net Assets

                                                                          CENTURY FUND
                                                                    -------------------------

Neuberger Berman Equity Funds                                         Six Months
                                                                           Ended        Year
                                                                    February 28,       Ended
                                                                            2005  August 31,
                                                                     (Unaudited)        2004
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                             $    35     $   (91)
Net realized gain (loss) on investments                                      256       1,289
Net increase from payments by affiliates (Note B)                             --          --
Change in net unrealized appreciation (depreciation) of investments          572        (690)
Net increase (decrease) in net assets resulting from operations              863         508
Distributions to Shareholders From:
Net investment income:
Investor Class                                                                --          --
Trust Class                                                                   --          --
Advisor Class                                                                 --          --
Net realized gain on investments:
Investor Class                                                                --          --
Trust Class                                                                   --          --
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Total distributions to shareholders                                           --          --
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                               470       2,211
Trust Class                                                                   --          --
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                --          --
Trust Class                                                                   --          --
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Payments for shares redeemed:
Investor Class                                                            (4,134)     (5,392)
Trust Class                                                                   --          --
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Redemption fees retained (Note A):
Investor Class                                                                --          --
Trust Class                                                                   --          --
Net increase (decrease) from Fund share transactions                      (3,664)     (3,181)
Net Increase (Decrease) in Net Assets                                     (2,801)     (2,673)
Net Assets:
Beginning of period                                                       14,324      16,997
End of period                                                            $11,523     $14,324
Undistributed net investment income (loss) at end of period              $    35     $    --
Distributions in excess of net investment income at end of period             --          --

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)



      FASCIANO FUND              FOCUS FUND               GENESIS FUND
-----------------------------------------------------------------------------

  Six Months                Six Months                Six Months
       Ended        Year         Ended         Year        Ended         Year
February 28,       Ended  February 28,        Ended February 28,        Ended
        2005  August 31,          2005   August 31,         2005   August 31,
 (Unaudited)        2004   (Unaudited)         2004  (Unaudited)         2004

    $   (745)   $ (1,837)   $    2,626  $    3,102    $  (11,773) $  (24,415)
       4,382      16,162        63,650     (11,372)      (38,667)    334,347
          --          --            --          --            --          --
      26,895      23,393       160,168      (7,184)    1,221,147     506,679
      30,532      37,718       226,444     (15,454)    1,170,707     816,611
          --          --        (3,014)     (2,050)           --          --
          --          --          (142)       (102)           --          --
          --          --            --          --            --          --
     (13,636)     (1,543)           --          --       (44,416)       (592)
          --          --            --          --      (141,102)     (1,579)
        (688)        (76)           --          --       (14,730)       (163)
          --          --            --          --       (33,162)       (378)
     (14,324)     (1,619)       (3,156)     (2,152)     (233,410)     (2,712)
     109,640     130,090        13,984     206,620       153,550     228,770
          --          --        18,327     255,063       841,241   1,513,476
       7,632       9,096         8,166      40,939        97,812     184,669
          --          --            --          --       332,801     298,655
      13,182       1,498         2,659       1,822        41,444         553
          --          --           141         102       138,315       1,560
         531          63            --          --        14,373         160
          --          --            --          --        32,018         363
     (39,916)    (78,679)     (125,837)   (299,988)     (114,015)   (362,473)
          --          --       (87,133)   (315,797)     (525,128)   (828,412)
      (3,134)     (6,252)      (13,546)    (23,226)      (56,829)   (115,946)
          --          --            --          --       (70,598)   (137,292)
          --          --            --          --            --          --
          --          --            --          --            --          --
      87,935      55,816      (183,239)   (134,465)      884,984     784,083
     104,143      91,915        40,049    (152,071)    1,822,281   1,597,982
     383,415     291,500     1,507,876   1,659,947     6,761,228   5,163,246
    $487,558    $383,415    $1,547,925  $1,507,876    $8,583,509  $6,761,228
    $   (745)   $     --    $    2,572  $    3,102    $  (11,773) $       --
          --          --            --          --            --          --

Statements of Changes in Net Assets cont'd

                                                                          GUARDIAN FUND
                                                                    -------------------------

Neuberger Berman Equity Funds                                         Six Months         Year
                                                                           Ended        Ended
                                                                    February 28,   August 31,
                                                                            2005         2004
                                                                     (Unaudited)
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                          $    1,898  $    5,260
Net realized gain (loss) on investments                                   77,429     109,884
Net increase from payments by affiliates (Note B)                             --          --
Change in net unrealized appreciation (depreciation) of investments      134,024      76,789
Net increase (decrease) in net assets resulting from operations          213,351     191,933
Distributions to Shareholders From:
Net investment income:
Investor Class                                                            (4,178)     (3,897)
Trust Class                                                                 (426)       (535)
Advisor Class                                                                 --          --
Net realized gain on investments:
Investor Class                                                                --          --
Trust Class                                                                   --          --
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Total distributions to shareholders                                       (4,604)     (4,432)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                            27,737      52,959
Trust Class                                                               19,426      59,204
Advisor Class                                                                402       1,692
Institutional Class                                                           --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                             3,863       3,595
Trust Class                                                                  421         531
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Payments for shares redeemed:
Investor Class                                                          (101,297)   (205,588)
Trust Class                                                             (140,666)    (99,128)
Advisor Class                                                             (7,682)    (13,483)
Institutional Class                                                           --          --
Redemption fees retained (Note A):
Investor Class                                                                --          --
Trust Class                                                                   --          --
Net increase (decrease) from Fund share transactions                    (197,796)   (200,218)
Net Increase (Decrease) in Net Assets                                     10,951     (12,717)
Net Assets:
Beginning of period                                                    1,589,989   1,602,706
End of period                                                         $1,600,940  $1,589,989
Undistributed net investment income (loss) at end of period           $       --  $       --
Distributions in excess of net investment income at end of period         (2,706)         --

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)



   INTERNATIONAL FUND          MANHATTAN FUND            MILLENNIUM FUND
-----------------------------------------------------------------------------

  Six Months        Year    Six Months        Year    Six Months        Year
       Ended       Ended         Ended       Ended         Ended       Ended
February 28,  August 31,  February 28,  August 31,  February 28,  August 31,
        2005        2004          2005        2004          2005        2004
 (Unaudited)               (Unaudited)               (Unaudited)

   $     127    $    807      $ (1,140)   $ (2,201)     $   (363)   $   (708)
      10,547      18,120        10,121      31,371         7,335       7,974
          --          --            --          --            --          --
      54,025      11,599        46,985     (11,289)        4,041      (7,814)
      64,699      30,526        55,966      17,881        11,013         548
      (1,423)     (1,122)           --          --            --          --
        (110)        (25)           --          --            --          --
          --          --            --          --            --          --
          --          --            --          --            --          --
          --          --            --          --            --          --
          --          --            --          --            --          --
          --          --            --          --            --          --
      (1,533)     (1,147)           --          --            --          --
     105,019      71,106         2,035      11,100         3,808      17,315
      68,376      15,828         6,374      13,842           394       8,246
          --          --            54         464           217       3,795
          --          --            --          --            --          --
       1,287         993            --          --            --          --
          95          19            --          --            --          --
          --          --            --          --            --          --
          --          --            --          --            --          --
     (13,224)    (20,396)      (24,951)    (46,385)      (10,295)    (32,871)
      (3,860)     (2,343)       (9,653)    (21,898)         (559)     (9,927)
          --          --        (1,186)       (657)          (72)     (4,112)
          --          --            --          --            --          --
          64         100            --          --            --          --
          13           5            --          --            --          --
     157,770      65,312       (27,327)    (43,534)       (6,507)    (17,554)
     220,936      94,691        28,639     (25,653)        4,506     (18,102)
     178,867      84,176       317,827     343,480        46,475      64,577
   $ 399,803    $178,867      $346,466    $317,827      $ 50,981    $ 46,475
   $      45    $  1,451      $ (1,140)   $     --      $   (363)   $     --
          --          --            --          --            --          --

Statements of Changes in Net Assets cont'd

                                                                          PARTNERS FUND
                                                                    -------------------------

Neuberger Berman Equity Funds                                         Six Months         Year
                                                                           Ended        Ended
                                                                    February 28,   August 31,
                                                                            2005         2004
                                                                     (Unaudited)
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                          $    5,727  $   11,881
Net realized gain (loss) on investments                                  121,438     190,961
Net increase from payments by affiliates (Note B)                              3          23
Change in net unrealized appreciation (depreciation) of investments      252,648     (27,474)
Net increase (decrease) in net assets resulting from operations          379,816     175,391
Distributions to Shareholders From:
Net investment income:
Investor Class                                                            (9,950)       (389)
Trust Class                                                               (1,825)         --
Advisor Class                                                                (59)         --
Net realized gain on investments:
Investor Class                                                                --          --
Trust Class                                                                   --          --
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Total distributions to shareholders                                      (11,834)       (389)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class                                                            62,071      54,446
Trust Class                                                               75,660      74,650
Advisor Class                                                             13,106       5,219
Institutional Class                                                           --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                             9,505         375
Trust Class                                                                1,800          --
Advisor Class                                                                 56          --
Institutional Class                                                           --          --
Payments for shares redeemed:
Investor Class                                                           (85,480)   (160,773)
Trust Class                                                              (36,066)   (124,689)
Advisor Class                                                            (14,287)    (24,103)
Institutional Class                                                           --          --
Redemption fees retained (Note A):
Investor Class                                                                --          --
Trust Class                                                                   --          --
Net increase (decrease) from Fund share transactions                      26,365    (174,875)
Net Increase (Decrease) in Net Assets                                    394,347         127
Net Assets:
Beginning of period                                                    1,578,323   1,578,196
End of period                                                         $1,972,670  $1,578,323
Undistributed net investment income (loss) at end of period           $    5,721  $   11,828
Distributions in excess of net investment income at end of period             --          --

See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)



    REAL ESTATE FUND            REGENCY FUND        SOCIALLY RESPONSIVE FUND
-----------------------------------------------------------------------------

  Six Months        Year    Six Months        Year    Six Months        Year
       Ended       Ended         Ended       Ended         Ended       Ended
February 28,  August 31,  February 28,  August 31,  February 28,  August 31,
        2005        2004          2005        2004          2005        2004
 (Unaudited)               (Unaudited)               (Unaudited)

    $    279    $    778       $   (35)    $   (84)     $    134    $    336
       3,887       6,725         3,856       5,520         2,019      10,689
          --          --            --          --            --          --
        (494)      1,956         6,998         705        36,279       1,461
       3,672       9,459        10,819       6,141        38,432      12,486
          --          --            --          --          (375)       (326)
        (419)       (819)           --          --            (6)        (19)
          --          --            --          --            --          --
          --          --        (3,091)         --        (6,011)     (5,735)
      (7,221)     (1,551)       (1,578)         --        (1,502)     (1,402)
          --          --            --          --            --          --
          --          --            --          --            --          --
      (7,640)     (2,370)       (4,669)         --        (7,894)     (7,482)
          --          --        34,636      15,837        50,337     136,208
       7,917      15,584         9,230       7,674        37,335      35,801
          --          --            --          --            --          --
          --          --            --          --            --          --
          --          --         2,951          --         6,175       5,703
       6,476       2,040         1,563          --         1,447       1,353
          --          --            --          --            --          --
          --          --            --          --            --          --
          --          --        (6,803)     (6,283)      (17,005)    (62,783)
      (8,345)    (15,832)       (6,982)     (1,358)      (14,595)    (24,849)
          --          --            --          --            --          --
          --          --            --          --            --          --
          --          --            --          --            --          --
           2          21            --          --            --          --
       6,050       1,813        34,595      15,870        63,694      91,433
       2,082       8,902        40,745      22,011        94,232      96,437
      40,054      31,152        53,338      31,327       257,908     161,471
    $ 42,136    $ 40,054       $94,083     $53,338      $352,140    $257,908
    $     --    $     --       $   (35)    $    --      $     --    $     --
        (140)         --            --          --          (247)         --

Notes to Financial Statements Equity Funds

     Note A--Summary of Significant Accounting Policies:

1 General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Trust is comprised of the following twelve separate operating series: Neuberger Berman Century Fund ("Century"), Neuberger Berman Fasciano Fund ("Fasciano"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman Manhattan Fund ("Manhattan"), Neuberger Berman Millennium Fund ("Millennium"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (individually a "Fund," collectively, the "Funds"), each of which (except Focus and Real Estate) is diversified. Eleven Funds offer Investor Class shares, ten offer Trust Class shares, seven offer Advisor Class shares, and one offers Institutional Class shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     Due to the treatment of redemption fees, certain items in the Financial Highlights for the periods ended August 31, 2003 and prior have been reclassified to conform to the current year presentation.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

     issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlements of class action litigation in which the Funds participated as plaintiffs. The amounts of such proceeds for the six months ended February 28, 2005 were $1,940, $62,444, and $378 for Guardian, Manhattan, and Partners, respectively.

5 Income tax information: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on August 31, 2004, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses, and characterization of distributions from real estate investment trusts were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of each Fund.

     The tax character of distributions paid during the years ended August 31, 2004 and August 31, 2003 were as follows:

     Distributions Paid From:

                                          Long-Term         Tax Return of
                 Ordinary Income         Capital Gain          Capital               Total
                    2004       2003       2004        2003  2004       2003        2004         2003
Century       $       -- $       -- $       -- $        -- $  -- $       -- $        -- $         --
Fasciano              --         --  1,618,575          --    --         --   1,618,575           --
Focus          2,153,172         --         --          --    --         --   2,153,172           --
Genesis               --         --  2,712,188  14,356,489    --         --   2,712,188   14,356,489
Guardian       4,432,224  7,325,908         --          --    --  1,395,412   4,432,224    8,721,320
International  1,147,440    211,508         --          --    --         --   1,147,440      211,508
Manhattan             --         --         --          --    --         --          --           --
Millennium            --         --         --          --    --         --          --           --
Partners         388,644  2,096,535         --          --    --         --     388,644    2,096,535
Real Estate    1,957,685    822,376    412,803          --    --         --   2,370,488      822,376
Regency               --         --         --          --    --         --          --           --
Socially
 Responsive    2,380,449    127,372  5,101,877      32,686    --         --   7,482,326      160,058

Notes to Financial Statements Equity Funds cont'd


     As of August 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                    Undistributed Undistributed     Unrealized           Loss
                         Ordinary     Long-Term   Appreciation  Carryforwards
                           Income          Gain (Depreciation)  and Deferrals           Total
Century               $        --  $         -- $      505,799 $ (35,824,655) $  (35,318,856)
Fasciano                4,337,005     9,986,542     75,756,488            --      90,080,035
Focus                   3,101,790            --    458,886,424  (114,527,321)    347,460,893
Genesis                15,280,342   218,112,711  1,916,277,038            --   2,149,670,091
Guardian                       --            --    317,057,998  (253,219,318)     63,838,680
International           1,532,432            --     22,419,853    (7,063,094)     16,889,191
Manhattan                      --            --     53,963,318  (402,790,260)   (348,826,942)
Millennium                     --            --      7,328,925  (130,052,911)   (122,723,986)
Partners               11,827,553            --    227,167,057  (132,347,610)    106,647,000
Real Estate             1,774,207     4,186,088      5,446,257            --      11,406,552
Regency                        --     3,515,508      4,428,356            --       7,943,864
Socially Responsive            --     6,031,845     22,767,265            --      28,799,110

     The difference between book and tax basis distributable earnings are primarily due to: wash sales, real estate investment trusts basis adjustments and passive foreign investment companies.

     To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at August 31, 2004, the following Funds had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:



                                   Expiring in:
                       2008        2009         2010         2011        2012

   Century/(1)/  $2,769,580 $18,886,740 $  9,229,871 $  4,938,464 $        --
   Focus                 --          --   23,343,649   26,584,771  55,632,140
   Guardian              --          --           --  253,219,318          --
   International         --          --           --    7,063,094          --
   Manhattan             --          --  300,094,634  102,695,626          --
   Millennium            --  25,075,829   71,963,076   33,014,006          --
   Partners              --          --           --  132,347,610          --


     (1)The capital loss carryforwards shown above for Century include $685,257 expiring in 2008 and $17,304,656 expiring in 2009, which were acquired on August 2, 2002 in the merger with Neuberger Berman Technology Fund ("Technology"). The use of these losses to offset future gains may be limited in a given year.

     Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2004, the Funds elected to defer the following net capital and currency losses arising between November 1, 2003 and August 31, 2004:



                                Focus $8,938,288


6 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)


7 Dividends and distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in December. Real Estate generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. It is the policy of Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Real Estate are generally comprised of investment income, long-term capital gains, and return of REIT capital but the REITs do not report this information to the Fund until the following calendar year. At August 31, 2004, Real Estate estimated these amounts within the Statement of Operations since the information is not available from the REITs until after Real Estate's fiscal year end. The character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to Real Estate together with actual IRS Forms 1099 received to date. After calendar year-end, when Real Estate learns the actual nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Real Estate of the actual breakdown of distributions paid to Real Estate during its fiscal year, Real Estate adjusts to actual, estimates previously recorded. As a result, the composition of Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Real Estate shareholders on IRS Form 1099. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 Call options: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     During the six months ended February 28, 2005, the Funds did not write any covered call options.

Notes to Financial Statements Equity Funds cont'd


10 Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Century, International, Millennium, Real Estate, and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International may also buy currency futures contracts for non-hedging purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the six months ended February 28, 2005, the Funds did not enter into any financial futures contracts. At February 28, 2005, there were no open positions.

11 Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International may also enter into such contracts to increase or decrease its exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund. The Funds have no specific limitation on the percentage of assets which may be committed to these types of contracts. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)


12 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Funds, pursuant to which Neuberger acts as the Funds' lending agent. Securities loans involve certain risks including delays or inability to recover the loaned securities or, in the event a borrower should fail financially, foreclose against the collateral. The investment manager, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Funds make security loans. The Funds will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Funds from qualifying as regulated investment company. The Funds receive cash collateral equal to at least 102% of the current market value of the loaned securities. Prior to February 7, 2005, the Funds invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Effective February 7, 2005, the Funds changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board.

     Under the Agreement, Neuberger guarantees a certain amount of revenue to the Funds and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the period ended February 28, 2005, revenue received under the Agreement was as follows:



                           (000's omitted)

                           Century             $   --
                           Fasciano                51
                           Focus                   --
                           Genesis              1,578
                           Guardian                45
                           International           59
                           Manhattan               --
                           Millennium               8
                           Partners                80
                           Real Estate              3
                           Regency                  8
                           Socially Responsive     39


     Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-affiliated issuer.

13 Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

Notes to Financial Statements Equity Funds cont'd


14 Redemption of fund shares: The Investor and Trust Classes of International and the Trust Class of Real Estate charge a redemption fee of 2%, 2%, and 1%, respectively, on shares redeemed or exchanged for shares of another fund within 180 days or less of the purchase date (effective March 24, 2005, the redemption fee period was shortened to 60 days). All redemption fees are paid to and recorded by each Fund as Paid-in capital. For the six months ended February 28, 2005, International and Real Estate received $76,131 and $1,763, respectively, in redemption fees.

15   Transactions with other funds managed by Neuberger Berman Management Inc.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. Prior to December 2004, the Funds invested in the Neuberger Berman Institutional Cash Fund (the "Cash Fund") as approved by the Board. As of December 2004, the Funds changed their investments from the Cash Fund to the newly created Neuberger Berman Prime Money Fund ("Prime Money") as approved by the Board. The Cash Fund and Prime Money each seek to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Funds invest in the Cash Fund or Prime Money, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund and Prime Money on those assets (the "Arrangement"). For the six months ended February 28, 2005, income earned on the investments of the Cash Fund and Prime Money is reflected in the Statements of Operations under the caption Income from investments in affiliated issuers. For the six months ended February 28, 2005, management fees waived and income earned under this Arrangement on the Cash Fund and Prime Money, respectively, were as follows:

                            Management Fees Income Earned on       Management Fees Income Earned on
(000's omitted)     Waived on the Cash Fund    the Cash Fund Waived on Prime Money      Prime Money
Century                                $  0           $    1                   $ 0           $    0
Fasciano                                 12              181                     7              196
Focus                                     9              133                     2               44
Genesis                                 148            2,247                    65            1,762
Guardian                                  9              142                     4              102
International                             3               44                     3               83
Manhattan                                 0                4                     0                1
Millennium                                0                1                     0                1
Partners                                  9              133                     4              119
Real Estate                               0                5                     0                5
Regency                                   1                9                     1               17
Socially Responsive                      --               --                    --               --

16 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

17 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)


     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

     Investment Management Fee as a Percentage of Average Daily Net Assets:

                      First    Next    Next    Next    Next    Next    Next    Next
                       $250    $250    $250    $250    $500    $500    $500    $1.5
                    million million million million million million million billion Thereafter
Century               0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%     0.40%
Fasciano              0.85%   0.85%  0.825%  0.825%   0.80%  0.775%  0.75%  0.725%    0.725%
Focus                 0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%     0.40%
Genesis               0.85%   0.80%   0.75%   0.70%   0.65%   0.65%  0.65%   0.65%     0.65%
Guardian              0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%     0.40%
International         0.85%  0.825%   0.80%  0.775%   0.75%  0.725% 0.725%   0.70%     0.70%
Manhattan             0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%     0.40%
Millennium            0.85%   0.80%   0.75%   0.70%   0.65%   0.65%  0.65%   0.65%     0.65%
Partners              0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%     0.40%
Real Estate           0.85%   0.85%   0.85%   0.85%   0.85%   0.85%  0.85%   0.85%     0.85%
Regency               0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%     0.40%
Socially Responsive   0.55%  0.525%   0.50%  0.475%   0.45%  0.425% 0.425%  0.425%     0.40%

     Each Fund retains Management as its administrator under an Administration Agreement. Each Fund's Investor Class (except Fasciano) pays Management an administration fee at the annual rate of 0.26% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.40% of its average daily net assets, and the Investor Class of Fasciano and the Institutional Class of Genesis pay Management an administration fee at the annual rate of 0.15% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     For the Trust Class of Focus, Guardian, Millennium, Partners, Real Estate, Regency and Socially Responsive, and the Advisor Class of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class' and 0.25% of such Advisor Class' average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution

Notes to Financial Statements Equity Funds cont'd

     fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

     Management has contractually undertaken to reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                               Reimbursement
                                                                             from Management
                                            Expense                 for the Six Months Ended
Class                                Limitation/(1)/     Expiration        February 28, 2005
Century Fund Investor Class                   1.50%         8/31/15                  $58,070
Fasciano Fund Advisor Class                   1.90%/(2)/    8/31/15                   17,441
Focus Fund Trust Class                        1.50%         8/31/08                       --
Focus Fund Advisor Class                      1.50%         8/31/15                       --
Genesis Fund Trust Class                      1.50%         8/31/08                       --
Genesis Fund Advisor Class                    1.50%         8/31/15                       --
Genesis Fund Institutional Class              0.85%         8/31/15                       --
Guardian Fund Trust Class                     1.50%         8/31/08                       --
Guardian Fund Advisor Class                   1.50%         8/31/15                       --
International Fund Investor Class             1.40%/(3)/    8/31/08                   16,246
International Fund Trust Class                1.50%/(4)/    8/31/15                    5,236
Manhattan Fund Trust Class                    1.50%         8/31/08                       --
Manhattan Fund Advisor Class                  1.50%         8/31/15                    8,138
Millennium Fund Investor Class                1.75%         8/31/08                   49,760
Millennium Fund Trust Class                   1.75%         8/31/15                   11,100
Millennium Fund Advisor Class                 1.90%         8/31/15                    9,654
Partners Fund Trust Class                     1.50%         8/31/08                       --
Partners Fund Advisor Class                   1.50%         8/31/15                       --
Real Estate Fund Trust Class                  1.50%         8/31/15                   78,499
Regency Fund Investor Class                   1.50%         8/31/15                       --
Regency Fund Trust Class                      1.50%/(5)/    8/31/15                       --
Socially Responsive Fund Trust Class          1.50%         8/31/08                       --

     (1)Expense limitation per annum of the respective class' average daily net assets.
     (2)In addition, Management has voluntarily undertaken to reimburse the Advisor Class of Fasciano so that its Operating Expenses are limited to 1.50% per annum of its average daily net assets. This undertaking, which is terminable by Management upon notice to Fasciano, is in addition to the contractual undertaking as stated above.
     (3)Prior to August 11, 2004, expense limitation was 1.70%.
     (4)Prior to August 11, 2004, expense limitation was 2.00%. Subsequent to August 11, 2004, expense limitation is 1.50% until August 31, 2007, and 2.00% thereafter until August 31, 2015.
     (5)Effective April 1, 2005, Management has voluntarily undertaken to reimburse the Trust Class of Regency so that its Operating Expenses are limited to 1.25% per annum of its average daily net assets. This undertaking, which is terminable by Management upon notice to Regency, is in addition to the contractual undertaking as stated above.

     The Investor Classes of Century, International, Millennium, and Regency and the Trust Class, Advisor Class, and Institutional Class of each Fund have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

     year in which Management issued the reimbursement. During the six months ended February 28, 2005, the Institutional Class of Genesis, Investor Class of Regency and Trust Class of Regency reimbursed Management $35,334, $2,156, and $9,541 under this agreement. At February 28, 2005, contingent liabilities to Management under the agreement were as follows:



                                                  Expiring in:
                                       2005     2006     2007    2008    Total

 Century Fund Investor Class       $ 85,242 $ 66,224 $ 93,790 $58,070 $303,326
 Fasciano Fund Advisor Class             --       --   25,925  17,441   43,366
 Genesis Fund Institutional Class    56,839   87,885   37,095      --  181,819
 International Fund Investor Class       --   17,503       --  16,246   33,749
 International Fund Trust Class      10,374   14,156       --   5,236   29,766
 Manhattan Fund Advisor Class         9,671   14,672   14,667   8,138   47,148
 Millennium Fund Investor Class          --   42,660   30,041  49,760  122,461
 Millennium Fund Trust Class          7,507   18,740   18,588  11,100   55,935
 Millennium Fund Advisor Class        4,014    5,719   19,780   9,654   39,167
 Real Estate Fund Trust Class       101,341  152,347  175,965  78,499  508,152
 Regency Fund Investor Class             --    7,795       --      --    7,795
 Regency Fund Trust Class            18,447   36,356   21,748      --   76,551


     On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Funds, became indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from certain classes under that class' Plan, as described above.

     On July 1, 2003, the Funds entered into a commission recapture program, which enables each Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Funds. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended February 28, 2005, the impact of this arrangement on the Funds was a reduction of expenses as follows:



                          Century             $  2,813
                          Fasciano              10,089
                          Focus                 66,100
                          Genesis              112,191
                          Guardian              30,122
                          International             --
                          Manhattan             20,858
                          Millennium             8,050
                          Partners             115,164
                          Real Estate            3,621
                          Regency                4,400
                          Socially Responsive    7,420


     Each Fund has an expense offset arrangement in connection with its custodian contract. For the period ended February 28, 2005, the impact of this arrangement was a reduction of expenses of $4, $292, $240,

Notes to Financial Statements Equity Funds cont'd

     $7,224, $475, $262, $5, $23, $726, $239, $300, and $149 for Century,
     Fasciano, Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Real Estate, Regency, and Socially Responsive, respectively.

     For the six months ended February 28, 2005 and for the year ended August 31, 2004 Partners recorded a capital contribution from Management in the amounts of $3,100 and $22,500, respectively. These amounts were paid in connection with losses incurred in the disposition of forward foreign currency contracts.

     Note C--Securities Transactions:

     During the six months ended February 28, 2005, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:



                     (000's omitted)     Purchases    Sales

                     Century              $  7,179 $ 10,780
                     Fasciano               60,418   40,827
                     Focus                 108,547  246,939
                     Genesis               826,301  202,775
                     Guardian              124,083  335,779
                     International         188,322   42,950
                     Manhattan             106,184  135,032
                     Millennium             47,124   53,701
                     Partners              656,591  612,961
                     Real Estate            27,308   28,542
                     Regency                45,284   15,894
                     Socially Responsive    73,481   22,751


     During the six months ended February 28, 2005, there were brokerage commissions on securities transactions paid to Neuberger, Lehman and other brokers as follows:



                                                     Other
              (000's omitted)     Neuberger Lehman Brokers  Total

              Century                   $ 1   $  4  $   16 $   21
              Fasciano                    0     39     109    148
              Focus                       3     81     324    408
              Genesis                    14    252   1,074  1,340
              Guardian                   --     89     406    495
              International              --     31     349    380
              Manhattan                  --     53     278    331
              Millennium                  1     27     134    162
              Partners                   --    257   1,282  1,539
              Real Estate                 0     16      63     79
              Regency                     0     16      61     77
              Socially Responsive        --     25      90    115

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)


     Note D--Fund Share Transactions:

     Share activity for the six months ended February 28, 2005 and for the year ended August 31, 2004 was as follows:

               For the Six Months Ended February 28, 2005     For the Year Ended August 31, 2004
                      Shares Issued on                           Shares Issued on
                       Reinvestment of                            Reinvestment of
(000's         Shares    Dividends and   Shares           Shares    Dividends and   Shares
omitted)         Sold    Distributions Redeemed     Total   Sold    Distributions Redeemed     Total
Century:
Investor Class     82               --     (707)    (625)    382               --     (933)    (551)
Fasciano:
Investor Class  2,633              313     (959)   1,987   3,311               39   (2,028)   1,322
Advisor Class     687               48     (279)     456     868                6     (593)     281
Focus:
Investor Class    394               72   (3,549)  (3,083)  5,716               53   (8,539)  (2,770)
Trust Class       706                5   (3,319)  (2,608)  9,612                4  (12,271)  (2,655)
Advisor Class     456               --     (759)    (303)  2,229               --   (1,307)     922
Genesis:
Investor Class  5,311            1,406   (3,928)   2,789   8,785               22  (14,135)  (5,328)
Trust Class    20,214            3,281  (12,578)  10,917  40,370               43  (22,107)  18,306
Advisor Class   3,986              582   (2,353)   2,215   8,414                8   (5,312)   3,110
Institutional
 Class          8,207              793   (1,779)   7,221   8,545               10   (3,823)   4,732
Guardian:
Investor Class  1,743              236   (6,394)  (4,415)  3,732              260  (14,526) (10,534)
Trust Class     1,556               33  (11,703) (10,114)  5,293               49   (8,882)  (3,540)
Advisor Class      28               --     (524)    (496)    135               --   (1,056)    (921)
International:
Investor Class  6,043               73     (761)   5,355   4,776               74   (1,420)   3,430
Trust Class     3,513                5     (198)   3,320     966                1     (145)     822
Manhattan:
Investor Class    295               --   (3,775)  (3,480)  1,841               --   (7,750)  (5,909)
Trust Class       632               --     (946)    (314)  1,465               --   (2,356)    (891)
Advisor Class       5               --     (119)    (114)     49               --      (68)     (19)
Millennium:
Investor Class    322               --     (839)    (517)  1,517               --   (2,909)  (1,392)
Trust Class        28               --      (41)     (13)    639               --     (797)    (158)
Advisor Class      23               --       (8)      15     462               --     (504)     (42)
Partners:
Investor Class  2,486              382   (3,545)    (677)  2,548               18   (7,632)  (5,066)
Trust Class     3,969               94   (1,933)   2,130   4,581               --   (7,681)  (3,100)
Advisor Class     794                3     (819)     (22)    371               --   (1,749)  (1,378)
Real Estate:
Trust Class       564              487     (603)     448   1,211              163   (1,251)     123
Regency:
Investor Class  2,218              190     (440)   1,968   1,114               --     (444)     670
Trust Class       686              116     (523)     279     621               --     (112)     509
Socially
 Responsive:
Investor Class  2,377              286     (810)   1,853   6,836              297   (3,227)   3,906
Trust Class     2,525               97   (1,001)   1,621   2,625              102   (1,828)     899

Notes to Financial Statements Equity Funds cont'd


     Note E--Line of Credit:

     At February 28, 2005, each Fund (except International) was a participant in a single committed, unsecured $150,000,000 ($200,000,000 prior to September 26, 2003) line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at February 28, 2005. During the six months ended February 28, 2005, none of the Funds utilized this line of credit.

     At February 28, 2005, International was one of two holders of a single $20,000,000 uncommitted, secured line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Another investment company managed by Management also participates in this line of credit on the same terms. Because another investment company participates, there is no assurance that International will have access to the entire $20,000,000 at any particular time. International had no loans outstanding pursuant to this line of credit at February 28, 2005. During the period ended February 28, 2005, International did not utilize this line of credit.

     Note F--Investments In Affiliates*:

Century                             Balance of                        Balance of                   Income from
                                        Shares     Gross      Gross       Shares                Investments in
                                          Held Purchases      Sales         Held        Value       Affiliated
                                    August 31,       and        and February 28, February 28, Issuers Included
Name of Issuer                            2004 Additions Reductions         2005         2005  in Total Income

Neuberger Berman Securities Lending
 Quality Fund, LLC***                       --   602,800    602,800           --          $--           $1,240
Neuberger Berman Institutional Cash
 Fund Trust Class****                   19,646 1,558,833  1,578,479           --           --              564
Neuberger Berman Prime Money Fund
 Trust Class****                            --   554,205    554,204            1            1              257
                                                                                          ---           ------
Total                                                                                     $ 1           $2,061
                                                                                          ===           ======

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Fasciano                  Balance of                               Balance of                   Income from
                              Shares         Gross         Gross       Shares                Investments in
                                Held     Purchases         Sales         Held        Value       Affiliated
                          August 31,           and           and February 28, February 28, Issuers Included
Name of Issuer                  2004     Additions    Reductions         2005         2005  in Total Income

Neuberger Berman
 Securities Lending
 Quality Fund, LLC***     43,286,900 4,731,507,100 4,730,771,300   44,022,700 $ 44,022,700       $   37,192
Neuberger Berman
 Institutional Cash Fund
 Trust Class****          31,101,384    59,140,046    90,241,430           --           --          180,673
Neuberger Berman
 Prime Money Fund
 Trust Class****                  --   120,693,030    56,454,006   64,239,024   64,239,024          196,089
                                                                              ------------       ----------
Total                                                                         $108,261,724       $  413,954
                                                                              ============       ==========

Focus                     Balance of                               Balance of                   Income from
                              Shares         Gross         Gross       Shares                Investments in
                                Held     Purchases         Sales         Held        Value       Affiliated
                          August 31,           and           and February 28, February 28, Issuers Included
Name of Issuer                  2004     Additions    Reductions         2005         2005  in Total Income

International Rectifier    4,832,700            --            --    4,832,700 $212,638,800       $       --
Neuberger Berman
 Securities Lending
 Quality Fund, LLC***     43,054,300 6,249,709,200 6,228,310,800   64,452,700   64,452,700           99,179

Neuberger Berman
 Institutional Cash Fund
 Trust Class****          56,907,185    38,896,710    95,803,895           --           --          133,019
Neuberger Berman
 Prime Money Fund
 Trust Class****                  --    55,733,328    44,967,398   10,765,930   10,765,930           43,861
Vertrue Inc.                      --     1,394,100         4,145    1,389,955   54,055,350               --
                                                                              ------------       ----------
Total                                                                         $341,912,780       $  276,059
                                                                              ============       ==========

Genesis                   Balance of                               Balance of                   Income from
                              Shares         Gross         Gross       Shares                Investments in
                                Held     Purchases         Sales         Held        Value       Affiliated
                          August 31,           and           and February 28, February 28, Issuers Included
Name of Issuer                  2004     Additions    Reductions         2005         2005  in Total Income

Actel Corp.                1,462,400            --        55,000    1,407,400 $ 24,010,244       $       --
Applied Signal Technology    847,800       165,000            --    1,012,800   23,628,624          215,700
AptarGroup Inc.            3,478,600            --            --    3,478,600  179,565,332        1,043,580
Arbitron Inc.              1,523,000       401,400            --    1,924,400   78,034,420               --
Bank of the Ozarks                --       931,900            --      931,900   32,150,550           69,368
Bennett Environmental**    1,557,200            --     1,557,200           --           --               --
Big 5 Sporting Goods       2,058,849       192,000            --    2,250,849   52,894,952          301,679
Biosite Inc.               1,292,300        75,000            --    1,367,300   79,221,362               --
Black Box                  1,110,000            --       229,300      880,700   34,303,265          121,854
Church & Dwight            4,186,300     2,511,550            --    6,697,850  236,902,955          920,331
CLARCOR Inc.               1,278,100       250,500            --    1,528,600   84,485,722          352,244

Notes to Financial Statements Equity Funds cont'd

Genesis                Balance of                                 Balance of                     Income from
                           Shares          Gross          Gross       Shares                  Investments in
                             Held      Purchases          Sales         Held          Value       Affiliated
                       August 31,            and            and February 28,   February 28, Issuers Included
Name of Issuer               2004      Additions     Reductions         2005           2005  in Total Income
Compass Minerals
 International          2,827,800        288,000             --    3,115,800 $   77,895,000      $ 1,595,670
Dionex Corp.            1,208,193        298,000             --    1,506,193     86,696,469               --
East West Bancorp       3,177,400             --             --    3,177,400    114,259,304          317,740
Electronics for
 Imaging                3,815,400        125,000             --    3,940,400     65,292,428               --
Encore Acquisition      2,489,400         63,600             --    2,553,000    108,630,150               --
Engineered Support
 Systems                2,568,975        346,300             --    2,915,275    161,156,402           48,875
Henry Schein            2,082,300        130,000             --    2,212,300    160,037,782               --
Hancock Fabrics**       1,584,900             --      1,584,900           --             --          190,188
ICU Medical               895,800          5,000             --      900,800     27,582,496               --
IDEXX Laboratories      2,239,900        100,000             --    2,339,900    129,747,455               --
IHOP Corp.              1,143,400             --             --    1,143,400     53,831,272          571,700
K-V Pharmaceutical      3,059,250             --             --    3,059,250     66,569,280               --
ManTech International   2,735,700             --        265,654    2,470,046     60,960,735               --
Matthews
 International          2,431,200        225,000             --    2,656,200     92,382,636          221,058
Mentor Corp.            4,526,000             --             --    4,526,000    156,690,120        1,538,840
MTC Technologies        1,219,800             --             --    1,219,800     39,021,402               --
Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC***               779,125,370 70,169,113,272 70,003,683,912  944,554,730    944,554,730          464,897

Neuberger Berman
 Institutional Cash
 Fund Trust
 Class****            409,304,872    303,687,124    712,991,996           --             --        2,247,288
Neuberger Berman
 Prime Money Fund
 Trust Class****               --  1,047,256,485    591,584,434  455,672,051    455,672,051        1,761,575
OceanFirst Financial      787,550             --             --      787,550     18,310,538          315,020
Odyssey
 Healthcare**           1,939,600         25,000        630,000    1,334,600     15,014,250               --
R.H. Donnelley          1,889,000             --             --    1,889,000    115,229,000               --
Regis Corp.             2,344,400         96,300             --    2,440,700     96,163,580          285,780
School Specialty          991,638        419,500             --    1,411,138     53,199,903               --
Simpson
 Manufacturing          1,521,800      1,521,800             --    3,043,600    105,095,508          304,360
Taro Pharmaceutical
 Industries             2,341,432             --             --    2,341,432     66,098,625               --
United Defense
 Industries             3,664,800        225,000             --    3,889,800    212,849,856          461,225
United Stationers       2,311,800        126,900             --    2,438,700    107,254,026               --
Zebra Technologies      3,790,800             --             --    3,790,800    189,047,196               --
                                                                             --------------      -----------
Total                                                                        $4,604,439,620      $13,348,972
                                                                             ==============      ===========

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Guardian               Balance of                                 Balance of                   Income from
                           Shares          Gross          Gross       Shares                Investments in
                             Held      Purchases          Sales         Held        Value       Affiliated
                       August 31,            and            and February 28, February 28, Issuers Included
Name of Issuer               2004      Additions     Reductions         2005         2005  in Total Income

Neuberger Berman
 Securities Lending
 Quality Fund, LLC*** 253,617,700 33,376,798,630 33,216,643,830  413,772,500 $413,772,500         $226,869
Neuberger Berman
 Institutional Cash
 Fund Trust
 Class****             22,764,705    151,139,445    173,904,150           --           --          141,611
Neuberger Berman
 Prime Money Fund
 Trust Class****               --    104,653,806     76,364,832   28,288,974   28,288,974          102,374
                                                                             ------------         --------
Total                                                                        $442,061,474         $470,854
                                                                             ============         ========

International          Balance of                                 Balance of                   Income from
                           Shares          Gross          Gross       Shares                Investments in
                             Held      Purchases          Sales         Held        Value       Affiliated
                       August 31,            and            and February 28, February 28, Issuers Included
Name of Issuer               2004      Additions     Reductions         2005         2005  in Total Income

Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC***                 9,670,900  1,460,272,000  1,444,662,800   25,280,100 $ 25,280,100         $ 17,356
Neuberger Berman
 Institutional Cash
 Fund Trust
 Class****              5,672,685     47,101,533     52,774,218           --           --           43,654
Neuberger Berman
 Prime Money Fund
 Trust Class****               --     62,605,368     46,529,066   16,076,302   16,076,302           83,440
                                                                             ------------         --------
Total                                                                        $ 41,356,402         $144,450
                                                                             ============         ========

Manhattan              Balance of                                 Balance of                   Income from
                           Shares          Gross          Gross       Shares                Investments in
                             Held      Purchases          Sales         Held        Value       Affiliated
                       August 31,            and            and February 28, February 28, Issuers Included
Name of Issuer               2004      Additions     Reductions         2005         2005  in Total Income

Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC***                92,009,900  8,848,163,000  8,867,581,600   72,591,300 $ 72,591,300         $ 74,384
Neuberger Berman
 Institutional Cash
 Fund Trust
 Class****              2,747,384     22,486,385     25,233,769           --           --            4,260
Neuberger Berman
 Prime Money Fund
 Trust Class****               --      6,549,582      6,549,581            1            1              859
                                                                             ------------         --------
Total                                                                        $ 72,591,301         $ 79,503
                                                                             ============         ========

Notes to Financial Statements Equity Funds cont'd

Millennium             Balance of                                 Balance of                   Income from
                           Shares          Gross          Gross       Shares                Investments in
                             Held      Purchases          Sales         Held        Value       Affiliated
                       August 31,            and            and February 28, February 28, Issuers Included
Name of Issuer               2004      Additions     Reductions         2005         2005  in Total Income

Neuberger Berman
 Securities Lending
 Quality Fund,
 LLC***                 2,694,800    464,596,400    462,787,300    4,503,900 $  4,503,900         $  4,959
Neuberger Berman
 Institutional Cash
 Fund Trust
 Class****                525,229      6,300,904      6,826,133           --           --            1,194
Neuberger Berman
 Prime Money Fund
 Trust Class****               --      3,221,069      3,082,889      138,180      138,180              779
                                                                             ------------         --------
Total                                                                        $  4,642,080         $  6,932
                                                                             ============         ========

Partners               Balance of                                 Balance of                   Income from
                           Shares          Gross          Gross       Shares                Investments in
                             Held      Purchases          Sales         Held        Value       Affiliated
                       August 31,            and            and February 28, February 28, Issuers Included
Name of Issuer               2004      Additions     Reductions         2005         2005  in Total Income

Neuberger Berman
 Securities Lending
 Quality Fund, LLC*** 317,916,155 40,014,897,032 39,931,005,387  401,807,800 $401,807,800         $247,945
Neuberger Berman
 Institutional Cash
 Fund Trust
 Class****             49,828,695     69,198,062    119,026,757           --           --          133,389
Neuberger Berman
 Prime Money Fund
 Trust Class****               --     86,801,078     56,908,716   29,892,362   29,892,362          119,421
                                                                             ------------         --------
Total                                                                        $431,700,162         $500,755
                                                                             ============         ========

Real Estate            Balance of                                 Balance of                   Income from
                           Shares          Gross          Gross       Shares                Investments in
                             Held      Purchases          Sales         Held        Value       Affiliated
                       August 31,            and            and February 28, February 28, Issuers Included
Name of Issuer               2004      Additions     Reductions         2005         2005  in Total Income

Neuberger Berman
 Securities Lending
 Quality Fund, LLC***     994,800    448,146,400    447,793,700    1,347,500 $  1,347,500         $  1,240
Neuberger Berman
 Institutional Cash
 Fund Trust
 Class****              1,672,063      8,948,538     10,620,601           --           --            5,320
Neuberger Berman
 Prime Money Fund
 Trust Class****               --      9,372,107      7,947,790    1,424,317    1,424,317            4,993
                                                                             ------------         --------
Total                                                                        $  2,771,817         $ 11,553
                                                                             ============         ========

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Regency                     Balance of                               Balance of                   Income from
                                Shares         Gross         Gross       Shares                Investments in
                                  Held     Purchases         Sales         Held        Value       Affiliated
                            August 31,           and           and February 28, February 28, Issuers Included
Name of Issuer                    2004     Additions    Reductions         2005         2005  in Total Income

Neuberger Berman
 Securities Lending Quality
 Fund, LLC***                3,533,000   795,070,200   778,901,700   19,701,500  $19,701,500          $ 2,480
Neuberger Berman
 Institutional Cash Fund
 Trust Class****             2,222,122    12,987,317    15,209,439           --           --            9,464
Neuberger Berman
 Prime Money Fund
 Trust Class****                    --    18,222,566    15,706,439    2,516,127    2,516,127           16,668
                                                                                 -----------          -------
Total                                                                            $22,217,627          $28,612
                                                                                 ===========          =======

Socially Responsive         Balance of                               Balance of                   Income from
                                Shares         Gross         Gross       Shares                Investments in
                                  Held     Purchases         Sales         Held        Value       Affiliated
                            August 31,           and           and February 28, February 28, Issuers Included
Name of Issuer                    2004     Additions    Reductions         2005         2005  in Total Income

Neuberger Berman
 Securities Lending Quality
 Fund, LLC***               30,281,600 5,984,577,465 5,936,348,765   78,510,300  $78,510,300          $19,836
                                                                                 -----------          -------
Total                                                                            $78,510,300          $19,836
                                                                                 ===========          =======

     * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.
     ** At February 28, 2005, the issuers of these securities were no longer affiliated with the Fund.
     ***Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Funds' custodian, was used to invest cash the Funds receive as collateral for securities loans. Effective February 7, 2005, the Funds changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board. The Funds' shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.
    ****The Cash Fund and Prime Money are also managed by Management and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of the Cash Fund or Prime Money, respectively.

     Note G--Change in Independent Accountants:

     In October 2003, KPMG LLP reported to the Audit Committee of the Trust that it would not be able to serve as an independent accountant for the Trust following the merger of Neuberger Berman into Lehman Brothers Holdings Inc., because of certain relationships bearing on KPMG LLP's independence from

Notes to Financial Statements Equity Funds cont'd

     entities that would be a part of the investment company complex following the merger. At its regular board meeting on December 10, 2003 based on the recommendation of the Audit Committee of the Trust, the Board voted to appoint Tait, Weller & Baker as the independent accountant for certain Funds for the Funds' fiscal year ended August 31, 2004. The Funds affected by the auditor change are Century, Manhattan, Millennium, Regency, and Socially Responsive. During the three previous fiscal years, KPMG LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the three previous fiscal years and through December 10, 2003, there were no disagreements between the Funds and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

     Note H--Unaudited Financial Information:

     The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Financial Highlights Century Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Investor Class/+/                                                                                                  Period from
                          Six Months Ended                                                                   December 6, 1999###
                              February 28,                        Year Ended August 31,                          to August 31,
                          --------------------    -------------------------------------------------------    --------------------


                                      2005            2004 2003/++//++/   2002/++//++/    2001/++//++/              2000(Euro)
                               (Unaudited)

Net Asset Value,
 Beginning of Period                $ 5.54        $ 5.42        $  4.89        $  6.50         $ 13.44                 $ 10.00
                                    ------        ------        -------        -------         -------                 -------
Income From Investment
 Operations:
Net Investment Income
 (Loss)                                .02          (.03)          (.03)          (.05)           (.08)                   (.05)
Net Gains or Losses on
 Securities (both
 realized and unrealized)              .32           .15            .56          (1.56)          (6.86)                   3.49
                                    ------        ------        -------        -------         -------                 -------
Total From Investment
 Operations                            .34           .12            .53          (1.61)          (6.94)                   3.44
                                    ------        ------        -------        -------         -------                 -------
Net Asset Value, End of
 Period                             $ 5.88        $ 5.54        $  5.42        $  4.89         $  6.50                 $ 13.44
                                    ------        ------        -------        -------         -------                 -------
Total Return/+//+/                   +6.14%**      +2.21%        +10.84%        (24.77%)        (51.60%)                +34.40%**

Ratios/Supplemental Data
Net Assets, End of
 Period (in millions)               $ 11.5        $ 14.3        $  17.0        $  15.5         $  17.5                 $  43.6
Ratio of Gross Expenses
 to Average Net Assets#               1.51%*        1.50%          1.51%          1.50%           1.50%                   1.50%*
Ratio of Net Expenses to
 Average Net Assets/++/               1.47%*        1.49%          1.51%          1.50%           1.50%                   1.50%*
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets                    .53%*        (.55%)         (.62%)         (.89%)          (.86%)                  (.81%)*
Portfolio Turnover Rate                 55%           66%           115%           142%##          107%                     65%

See Notes to Financial Highlights

Financial Highlights Fasciano Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Investor Class       Six Months Ended                                           Two Months Ended
                         February 28,              Year Ended August 31,              August 31,          Year Ended June 30,
                     -----------------------  --------------------------------  ---------------------  -------------------------


                                 2005                 2004      2003     2002               2001       2001(Pounds)   2000(Yen)
                          (Unaudited)

Net Asset Value,
 Beginning of
 Period                        $39.81         $ 35.39      $ 31.19   $33.93               $34.39             $32.55      $31.78
                               ------         -------      -------   ------               ------             ------      ------

Income From
 Investment
 Operations:
Net Investment
 Income (Loss)                   (.07)           (.20)        (.11)    (.16)                (.06)              (.11)        .34
Net Gains or
 Losses on
 Securities (both
 realized and
 unrealized)                     3.13            4.81         4.31    (1.50)                (.40)              2.24         .82
                               ------         -------      -------   ------               ------             ------      ------
Total From
 Investment
 Operations                      3.06            4.61         4.20    (1.66)                (.46)              2.13        1.16
                               ------         -------      -------   ------               ------             ------      ------
Less
 Distributions
 From:
Net Investment
 Income                            --              --           --       --                   --               (.29)       (.39)
Net Capital Gains               (1.34)           (.19)          --    (1.08)                  --                 --          --
                               ------         -------      -------   ------               ------             ------      ------
Total
 Distributions                  (1.34)           (.19)          --    (1.08)                  --               (.29)       (.39)
                               ------         -------      -------   ------               ------             ------      ------
Net Asset Value,
 End of Period                 $41.53         $ 39.81      $ 35.39   $31.19               $33.93             $34.39      $32.55
                               ------         -------      -------   ------               ------             ------      ------
Total Return/+//+/              +7.64%**       +13.06%      +13.47%   (4.99%)              (1.34%)**          +6.64%      +3.70%


 Ratios/Supplemental
 Data
Net Assets, End
 of Period (in
 millions)                     $463.2         $ 364.9      $ 277.6   $214.1               $203.3             $210.6      $266.9
Ratio of Gross
 Expenses to
 Average Net
 Assets#                         1.17%*          1.23%        1.24%    1.36%                1.58%*              1.3%         --%
Ratio of Net
 Expenses to
 Average Net
 Assets                          1.16%*/++/      1.22%/++/    1.24%    1.36%                1.58%*              1.3%        1.2%
Ratio of Net
 Investment
 Income (Loss) to
 Average Net
 Assets                          (.32%)*         (.52%)       (.36%)   (.48%)              (1.03%)*             (.4%)        .8%
Portfolio
 Turnover Rate                     10%             17%          24%      24%                   4%                 3%         29%

Advisor Class                                                                                              Period from
                                                   Six Months Ended                                      May 24, 2002###
                                                       February 28,              Year Ended August 31,   to August 31,
                                                   -----------------------  ---------------------------  -------------------


                                                               2005                 2004          2003            2002
                                                        (Unaudited)

Net Asset Value, Beginning of Period                         $10.60         $  9.45      $  8.38               $ 10.00
                                                             ------         -------      -------               -------

Income From Investment Operations:
Net Investment Income (Loss)                                   (.04)           (.09)        (.09)                 (.03)
Net Gains or Losses on Securities (both realized
 and unrealized)                                                .84            1.29         1.16                 (1.59)
                                                             ------         -------      -------               -------
Total From Investment Operations                                .80            1.20         1.07                 (1.62)
                                                             ------         -------      -------               -------
Less Distributions From:
Net Capital Gains                                              (.36)           (.05)          --                    --
                                                             ------         -------      -------               -------
Net Asset Value, End of Period                               $11.04         $ 10.60      $  9.45               $  8.38
                                                             ------         -------      -------               -------
Total Return/+//+/                                            +7.46%**       +12.73%      +12.77%               (16.20%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                      $ 24.3         $  18.5      $  13.9               $   0.9
Ratio of Gross Expenses to Average Net Assets#                 1.50%*          1.56%        1.83%                 1.90%*
Ratio of Net Expenses to Average Net Assets                    1.50%*/++/      1.56%/++/    1.83%/(S)/            1.90%*/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    (.65%)*         (.85%)      (1.03%)               (1.04%)*
Portfolio Turnover Rate                                          10%             17%          24%                   24%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Financial Highlights Focus Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Investor Class/+/                        Six Months Ended
                                             February 28,                            Year Ended August 31,
                                         -----------------------  -----------------------------------------------------------


                                                     2005                  2004      2003       2002       2001          2000
                                              (Unaudited)

Net Asset Value, Beginning of Period             $  31.96         $  32.28      $  23.05  $  36.11   $  50.61   $  36.25
                                                 --------         --------      --------  --------   --------   --------

Income From Investment Operations:
Net Investment Income (Loss)                          .07              .08           .05       .01       (.04)      (.01)
Net Gains or Losses on Securities (both
 realized and unrealized)                            4.89             (.35)         9.18    (10.65)    (10.23)     19.69
                                                 --------         --------      --------  --------   --------   --------
Total From Investment Operations                     4.96             (.27)         9.23    (10.64)    (10.27)     19.68
                                                 --------         --------      --------  --------   --------   --------
Less Distributions From:
Net Investment Income                                (.08)            (.05)           --        --         --       (.01)
Net Capital Gains                                      --               --            --     (2.42)     (4.23)     (5.31)
                                                 --------         --------      --------  --------   --------   --------
Total Distributions                                  (.08)            (.05)           --     (2.42)     (4.23)     (5.32)
                                                 --------         --------      --------  --------   --------   --------
Net Asset Value, End of Period                   $  36.84         $  31.96      $  32.28  $  23.05   $  36.11   $  50.61
                                                 --------         --------      --------  --------   --------   --------
Total Return/+//+/                                 +15.53%**          (.84%)      +40.04%   (31.58%)   (20.40%)   +59.29%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)          $1,268.0         $1,198.9      $1,300.0  $1,024.6   $1,618.6   $1,996.4
Ratio of Gross Expenses to Average Net
 Assets#                                              .88%*            .86%          .90%      .87%       .83%       .85%
Ratio of Net Expenses to Average Net
 Assets                                               .87%*/++/        .85%/++/      .90%      .87%       .83%       .84%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                .37%*            .21%          .21%      .02%      (.09%)     (.02%)
Portfolio Turnover Rate                                 7%              27%           24%       25%        38%        55%

Trust Class/+/                           Six Months Ended
                                             February 28,                            Year Ended August 31,
                                         -----------------------  -----------------------------------------------------------


                                                     2005                  2004      2003       2002       2001          2000
                                              (Unaudited)

Net Asset Value, Beginning of Period             $  23.51         $  23.75      $  16.98  $  26.66   $  35.33   $  23.62
                                                 --------         --------      --------  --------   --------   --------

Income From Investment Operations:
Net Investment Income (Loss)                          .03              .01           .01      (.04)      (.08)      (.05)
Net Gains or Losses on Securities (both
 realized and unrealized)                            3.58             (.24)         6.76     (7.86)     (7.17)     13.40
                                                 --------         --------      --------  --------   --------   --------
Total From Investment Operations                     3.61             (.23)         6.77     (7.90)     (7.25)     13.35
                                                 --------         --------      --------  --------   --------   --------
Less Distributions From:
Net Investment Income                                (.01)            (.01)           --        --         --         --
Net Capital Gains                                      --               --            --     (1.78)     (1.42)     (1.64)
                                                 --------         --------      --------  --------   --------   --------
Total Distributions                                  (.01)            (.01)           --     (1.78)     (1.42)     (1.64)
                                                 --------         --------      --------  --------   --------   --------
Net Asset Value, End of Period                   $  27.11         $  23.51      $  23.75  $  16.98   $  26.66   $  35.33
                                                 --------         --------      --------  --------   --------   --------
Total Return/+//+/                                 +15.37%**          (.98%)      +39.87%   (31.74%)   (20.58%)   +59.02%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)          $  237.6         $  267.3      $  333.0  $  249.3   $  398.2   $  372.4
Ratio of Gross Expenses to Average Net
 Assets#                                             1.05%*           1.03%         1.06%     1.04%      1.03%      1.05%
Ratio of Net Expenses to Average Net
 Assets                                              1.04%*/++/       1.02%/++/     1.06%     1.04%      1.03%      1.05%/++/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                .20%*            .04%          .04%     (.15%)     (.28%)     (.22%)
Portfolio Turnover Rate                                 7%              27%           24%       25%        38%        55%

See Notes to Financial Highlights

Financial Highlights Focus Fund cont'd

Advisor Class/+/                         Six Months Ended
                                             February 28,                         Year Ended August 31,
                                         -----------------------  ------------------------------------------------------


                                                     2005                2004      2003      2002      2001         2000
                                              (Unaudited)

Net Asset Value, Beginning of Period              $ 16.35         $16.54      $ 11.86   $ 18.64   $ 23.57   $ 16.18
                                                  -------         ------      -------   -------   -------   -------

Income From Investment Operations:
Net Investment Income (Loss)                          .00           (.02)        (.02)     (.06)     (.15)     (.06)
Net Gains or Losses on Securities (both
 realized and unrealized)                            2.50           (.17)        4.70     (5.48)    (4.78)     8.99
                                                  -------         ------      -------   -------   -------   -------
Total From Investment Operations                     2.50           (.19)        4.68     (5.54)    (4.93)     8.93
                                                  -------         ------      -------   -------   -------   -------
Less Distributions From:
Net Capital Gains                                      --             --           --     (1.24)       --     (1.54)
                                                  -------         ------      -------   -------   -------   -------
Net Asset Value, End of Period                    $ 18.85         $16.35      $ 16.54   $ 11.86   $ 18.64   $ 23.57
                                                  -------         ------      -------   -------   -------   -------
Total Return/+//+/                                 +15.29%**       (1.15%)     +39.46%   (31.83%)  (20.92%)  +58.68%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)           $  42.4         $ 41.7      $  26.9   $  15.8   $  20.7   $  15.2
Ratio of Gross Expenses to Average Net
 Assets#                                             1.24%*         1.22%        1.31%     1.28%     1.47%     1.50%
Ratio of Net Expenses to Average Net
 Assets                                              1.23%*/++/     1.21%/++/    1.31%     1.28%     1.47%     1.50%/++/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                .02%*         (.13%)       (.19%)    (.37%)    (.71%)    (.66%)
Portfolio Turnover Rate                                 7%            27%          24%       25%       38%       55%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Financial Highlights Genesis Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Investor Class/+/                             Six Months Ended
                                                  February 28,                          Year Ended August 31,
                                              -----------------------  --------------------------------------------------------


                                                          2005                  2004       2003       2002       2001      2000
                                                   (Unaudited)

Net Asset Value, Beginning of Period                  $  27.03         $  23.44      $  19.70   $  19.78   $  18.00   $ 14.39
                                                      --------         --------      --------   --------   --------   -------

Income From Investment Operations:
Net Investment Income (Loss)                              (.04)            (.10)         (.06)      (.01)      (.01)       --
Net Gains or Losses on Securities (both
 realized and unrealized)                                 4.52             3.70          3.87        .51       2.83      3.69
                                                      --------         --------      --------   --------   --------   -------
Total From Investment Operations                          4.48             3.60          3.81        .50       2.82      3.69
                                                      --------         --------      --------   --------   --------   -------
Less Distributions From:
Net Investment Income                                       --               --            --         --         --      (.08)
Net Capital Gains                                         (.89)            (.01)         (.07)      (.58)     (1.04)       --
                                                      --------         --------      --------   --------   --------   -------
Total Distributions                                       (.89)            (.01)         (.07)      (.58)     (1.04)     (.08)
                                                      --------         --------      --------   --------   --------   -------
Net Asset Value, End of Period                        $  30.62         $  27.03      $  23.44   $  19.70   $  19.78   $ 18.00
                                                      --------         --------      --------   --------   --------   -------
Total Return/+//+/                                      +16.68%**        +15.37%       +19.40%     +2.54%    +16.52%   +25.79%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)               $1,585.5         $1,324.0      $1,273.2   $1,063.2   $  978.3   $ 749.0
Ratio of Gross Expenses to Average Net
 Assets#                                                  1.04%*           1.05%         1.08%      1.10%      1.11%     1.21%
Ratio of Net Expenses to Average Net Assets               1.04%*/++/       1.05%/++/     1.08%      1.10%      1.11%     1.21%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                       (.29%)*          (.38%)        (.31%)     (.05%)     (.07%)    (.02%)
Portfolio Turnover Rate                                      3%              23%           17%        19%        19%       38%

Trust Class/+/                                Six Months Ended
                                                  February 28,                          Year Ended August 31,
                                              -----------------------  --------------------------------------------------------


                                                          2005                  2004       2003       2002       2001      2000
                                                   (Unaudited)

Net Asset Value, Beginning of Period                  $  38.66         $  33.54      $  28.19   $  28.33   $  25.34   $ 20.26
                                                      --------         --------      --------   --------   --------   -------

Income From Investment Operations:
Net Investment Income (Loss)                              (.07)            (.16)         (.10)      (.02)      (.03)       --
Net Gains or Losses on Securities (both
 realized and unrealized)                                 6.46             5.30          5.55        .72       4.06      5.19
                                                      --------         --------      --------   --------   --------   -------
Total From Investment Operations                          6.39             5.14          5.45        .70       4.03      5.19
                                                      --------         --------      --------   --------   --------   -------
Less Distributions From:
Net Investment Income                                       --               --            --         --         --      (.11)
Net Capital Gains                                        (1.26)            (.02)         (.10)      (.84)     (1.04)       --
                                                      --------         --------      --------   --------   --------   -------
Total Distributions                                      (1.26)            (.02)         (.10)      (.84)     (1.04)     (.11)
                                                      --------         --------      --------   --------   --------   -------
Net Asset Value, End of Period                        $  43.79         $  38.66      $  33.54   $  28.19   $  28.33   $ 25.34
                                                      --------         --------      --------   --------   --------   -------
Total Return/+//+/                                      +16.66%**        +15.32%       +19.40%     +2.49%    +16.50%   +25.76%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)               $5,107.2         $4,086.3      $2,931.7   $2,237.3   $1,520.1   $ 770.9
Ratio of Gross Expenses to Average Net
 Assets#                                                  1.09%*           1.10%         1.12%      1.13%      1.15%     1.21%
Ratio of Net Expenses to Average Net Assets               1.09%*/++/       1.10%/++/     1.12%      1.13%      1.15%     1.21%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                       (.34%)*          (.42%)        (.35%)     (.07%)     (.11%)    (.02%)
Portfolio Turnover Rate                                      3%              23%           17%        19%        19%       38%

See Notes to Financial Highlights

Financial Highlights Genesis Fund cont'd

Advisor Class/+/                    Six Months Ended
                                        February 28,                               Year Ended August 31,
                                    ------------------------  ---------------------------------------------------------------


                                                2005                  2004         2003        2002         2001         2000
                                         (Unaudited)

Net Asset Value, Beginning of
 Period                                     $  22.66          $ 19.71      $ 16.60      $16.72      $ 15.84      $ 12.64
                                            --------          -------      -------      ------      -------      -------

Income From Investment Operations:
Net Investment Income (Loss)                    (.07)            (.15)        (.10)       (.06)        (.07)        (.04)
Net Gains or Losses on Securities
 (both realized and unrealized)                 3.78             3.11         3.27         .43         2.42         3.25
                                            --------          -------      -------      ------      -------      -------
Total From Investment Operations                3.71             2.96         3.17         .37         2.35         3.21
                                            --------          -------      -------      ------      -------      -------
Less Distributions From:
Net Investment Income                             --               --           --          --           --         (.01)
Net Capital Gains                               (.73)            (.01)        (.06)       (.49)       (1.47)          --
                                            --------          -------      -------      ------      -------      -------
Total Distributions                             (.73)            (.01)        (.06)       (.49)       (1.47)        (.01)
                                            --------          -------      -------      ------      -------      -------
Net Asset Value, End of Period              $  25.64          $ 22.66      $ 19.71      $16.60      $ 16.72      $ 15.84
                                            --------          -------      -------      ------      -------      -------
Total Return/+//+/                            +16.49%**        +15.02%      +19.15%      +2.22%      +16.18%      +25.42%

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                  $  553.1          $ 438.5      $ 320.2      $298.2      $ 169.7      $  99.0
Ratio of Gross Expenses to Average
 Net Assets#                                    1.35%*           1.36%        1.37%       1.39%        1.46%        1.50%
Ratio of Net Expenses to Average
 Net Assets                                     1.34%*/++/       1.35%/++/    1.37%       1.39%        1.46%        1.50%/++/
Ratio of Net Investment Income
 (Loss) to Average Net Assets                   (.59%)*          (.68%)       (.61%)      (.33%)       (.42%)       (.31%)
Portfolio Turnover Rate                            3%              23%          17%         19%          19%          38%

Institutional Class/+/              Six Months Ended
                                        February 28,                               Year Ended August 31,
                                    ------------------------  ---------------------------------------------------------------


                                                2005                  2004         2003        2002         2001         2000
                                         (Unaudited)

Net Asset Value, Beginning of
 Period                                     $  36.98          $ 32.00      $ 26.83      $26.88      $ 25.41      $ 20.28
                                            --------          -------      -------      ------      -------      -------

Income From Investment Operations:
Net Investment Income (Loss)                    (.02)            (.06)        (.02)        .05          .05          .08
Net Gains or Losses on Securities
 (both realized and unrealized)                 6.19             5.06         5.28         .69         3.87         5.20
                                            --------          -------      -------      ------      -------      -------
Total From Investment Operations                6.17             5.00         5.26         .74         3.92         5.28
                                            --------          -------      -------      ------      -------      -------
Less Distributions From:
Net Investment Income                             --               --           --          --         (.06)        (.04)
Net Capital Gains                              (1.21)            (.02)        (.09)       (.79)       (2.39)        (.11)
                                            --------          -------      -------      ------      -------      -------
Total Distributions                            (1.21)            (.02)        (.09)       (.79)       (2.45)        (.15)
                                            --------          -------      -------      ------      -------      -------
Net Asset Value, End of Period              $  41.94          $ 36.98      $ 32.00      $26.83      $ 26.88      $ 25.41
                                            --------          -------      -------      ------      -------      -------
Total Return/+//+/                            +16.80%**        +15.62%      +19.68%      +2.77%      +16.87%      +26.22%

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                  $1,337.8          $ 912.4      $ 638.2      $456.3      $ 357.7      $ 232.1
Ratio of Gross Expenses to Average
 Net Assets#                                     .85%*            .85%         .85%        .85%         .85%         .85%
Ratio of Net Expenses to Average
 Net Assets                                      .85%*/(S)/       .85%/++/     .85%/++/    .85%/++/     .85%/++/     .85%/++/
Ratio of Net Investment Income
 (Loss) to Average Net Assets                   (.10%)*          (.17%)       (.08%)       .20%         .19%         .34%
Portfolio Turnover Rate                            3%              23%          17%         19%          19%          38%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Financial Highlights Guardian Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Investor Class/+/              Six Months Ended
                                   February 28,                            Year Ended August 31,
                               -----------------------    -------------------------------------------------------


                                           2005                    2004      2003       2002       2001      2000
                                    (Unaudited)

Net Asset Value, Beginning of
 Period                                $  14.46           $  12.92      $  11.53  $  14.30   $  20.22   $  22.72
                                       --------           --------      --------  --------   --------   --------
Income From Investment
 Operations:
Net Investment Income (Loss)                .02                .05           .05       .12        .13        .14
Net Gains or Losses on
 Securities (both realized
 and unrealized)                           2.05               1.53          1.40     (2.77)     (2.82)      2.99
                                       --------           --------      --------  --------   --------   --------
Total From Investment
 Operations                                2.07               1.58          1.45     (2.65)     (2.69)      3.13
                                       --------           --------      --------  --------   --------   --------
Less Distributions From:
Net Investment Income                      (.05)              (.04)         (.05)     (.12)      (.13)      (.15)
Net Capital Gains                            --                 --            --        --      (3.10)     (5.48)
Tax Return of Capital                        --                 --          (.01)       --         --         --
                                       --------           --------      --------  --------   --------   --------
Total Distributions                        (.05)              (.04)         (.06)     (.12)     (3.23)     (5.63)
                                       --------           --------      --------  --------   --------   --------
Net Asset Value, End of Period         $  16.48           $  14.46      $  12.92  $  11.53   $  14.30   $  20.22
                                       --------           --------      --------  --------   --------   --------
Total Return/+//+/                       +14.30%**          +12.24%       +12.70%   (18.64%)   (13.36%)   +16.84%

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                             $1,409.6           $1,300.6      $1,297.6  $1,337.1   $1,999.5   $2,713.2
Ratio of Gross Expenses to
 Average Net Assets#                        .90%*              .91%          .92%      .88%       .84%       .84%
Ratio of Net Expenses to
 Average Net Assets                         .90%*/++/          .90%/++/      .92%      .88%       .84%       .84%
Ratio of Net Investment
 Income (Loss) to Average Net
 Assets                                     .26%*              .35%          .44%      .84%       .83%       .64%
Portfolio Turnover Rate                       8%                25%          113%       85%        88%        83%

Trust Class/+/                      Six Months Ended
                                        February 28,                          Year Ended August 31,
                                    -----------------------    ---------------------------------------------------


                                                2005                   2004     2003      2002      2001      2000
                                         (Unaudited)

Net Asset Value, Beginning of
 Period                                      $ 11.39           $ 10.18      $  9.10  $ 11.27   $ 15.44   $  16.36
                                             -------           -------      -------  -------   -------   --------
Income From Investment Operations:
Net Investment Income (Loss)                     .01               .02          .03      .08       .09        .09
Net Gains or Losses on Securities
 (both realized and unrealized)                 1.62              1.21         1.10    (2.18)    (2.16)      2.23
                                             -------           -------      -------  -------   -------   --------
Total From Investment Operations                1.63              1.23         1.13    (2.10)    (2.07)      2.32
                                             -------           -------      -------  -------   -------   --------
Less Distributions From:
Net Investment Income                           (.03)             (.02)        (.04)    (.07)     (.09)      (.10)
Net Capital Gains                                 --                --           --       --     (2.01)     (3.14)
Tax Return of Capital                             --                --         (.01)      --        --         --
                                             -------           -------      -------  -------   -------   --------
Total Distributions                             (.03)             (.02)        (.05)    (.07)    (2.10)     (3.24)
                                             -------           -------      -------  -------   -------   --------
Net Asset Value, End of Period               $ 12.99           $ 11.39      $ 10.18  $  9.10   $ 11.27   $  15.44
                                             -------           -------      -------  -------   -------   --------
Total Return/+//+/                            +14.29%**         +12.09%      +12.59%  (18.72%)  (13.47%)   +16.72%

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                   $ 190.9           $ 282.7      $ 288.5  $ 335.3   $ 555.4   $1,093.6
Ratio of Gross Expenses to Average
 Net Assets#                                    1.05%*            1.04%        1.05%    1.02%      .98%       .91%
Ratio of Net Expenses to Average
 Net Assets                                     1.04%*/++/        1.04%/++/    1.05%    1.02%      .98%       .91%
Ratio of Net Investment Income
 (Loss) to Average Net Assets                    .14%*             .21%         .33%     .71%      .69%       .58%
Portfolio Turnover Rate                            8%               25%         113%      85%       88%        83%

See Notes to Financial Highlights

Financial Highlights Guardian Fund cont'd

Advisor Class/+/                    Six Months Ended
                                        February 28,                         Year Ended August 31,
                                    -----------------------    --------------------------------------------------


                                                2005                   2004     2003      2002      2001     2000
                                         (Unaudited)

Net Asset Value, Beginning of
 Period                                      $ 12.83           $ 11.48      $ 10.29  $ 12.75   $ 15.60   $ 13.54
                                             -------           -------      -------  -------   -------   -------

Income From Investment Operations:
Net Investment Income (Loss)                    (.02)             (.01)          --      .06       .05        --
Net Gains or Losses on Securities
 (both realized and unrealized)                 1.88              1.36         1.25    (2.47)    (2.19)     2.16
                                             -------           -------      -------  -------   -------   -------
Total From Investment Operations                1.86              1.35         1.25    (2.41)    (2.14)     2.16
                                             -------           -------      -------  -------   -------   -------
Less Distributions From:
Net Investment Income                             --                --         (.05)    (.05)     (.03)     (.01)
Net Capital Gains                                 --                --           --       --      (.68)     (.09)
Tax Return of Capital                             --                --         (.01)      --        --        --
                                             -------           -------      -------  -------   -------   -------
Total Distributions                               --                --         (.06)    (.05)     (.71)     (.10)
                                             -------           -------      -------  -------   -------   -------
Net Asset Value, End of Period               $ 14.69           $ 12.83      $ 11.48  $ 10.29   $ 12.75   $ 15.60
                                             -------           -------      -------  -------   -------   -------
Total Return/+//+/                            +14.50%**         +11.76%      +12.21%  (18.95%)  (13.74%)  +16.04%

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                   $   0.4           $   6.7      $  16.6  $  17.0   $  24.1   $  27.5
Ratio of Gross Expenses to Average
 Net Assets#                                    1.44%*            1.31%        1.31%    1.24%     1.32%     1.48%
Ratio of Net Expenses to Average
 Net Assets                                     1.44%*/++/        1.30%/++/    1.31%    1.24%     1.32%     1.47%
Ratio of Net Investment Income
 (Loss) to Average Net Assets                   (.29%)*           (.09%)        .05%     .48%      .35%       --%
Portfolio Turnover Rate                            8%               25%         113%      85%       88%       83%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Financial Highlights International Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Investor Class/+/                   Six Months Ended
                                        February 28,                           Year Ended August 31,
                                    -----------------------    ------------------------------------------------------
                                    -----------------------    ------------------------------------------------------


                                                2005                    2004        2003     2002      2001      2000
                                         (Unaudited)

Net Asset Value, Beginning of
 Period                                      $ 15.42           $ 11.58       $10.60      $11.81   $ 20.82   $ 16.76
                                             -------           -------       ------      ------   -------   -------

Income From Investment Operations:
Net Investment Income (Loss)                     .01               .10          .10         .03       .05      (.07)
Net Gains or Losses on Securities
 (both realized and unrealized)                 4.11              3.89          .88       (1.21)    (4.84)     4.35
                                             -------           -------       ------      ------   -------   -------
Total From Investment Operations                4.12              3.99          .98       (1.18)    (4.79)     4.28
                                             -------           -------       ------      ------   -------   -------

Less Distributions From:
Net Investment Income                           (.11)             (.16)        (.03)       (.02)       --      (.01)
Net Capital Gains                                 --                --           --        (.04)    (4.32)     (.21)
                                             -------           -------       ------      ------   -------   -------
Total Distributions                             (.11)             (.16)        (.03)       (.06)    (4.32)     (.22)
                                             -------           -------       ------      ------   -------   -------
Redemption Fees                                  .00               .01          .03         .03       .10        --
                                             -------           -------       ------      ------   -------   -------
Net Asset Value, End of Period               $ 19.43           $ 15.42       $11.58      $10.60   $ 11.81   $ 20.82
                                             -------           -------       ------      ------   -------   -------
Total Return/+//+/                            +26.77%**         +34.73%       +9.58%      (9.76%)  (25.71%)  +25.43%

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                   $ 308.2           $ 162.1       $ 82.0      $ 77.1   $  98.2   $ 193.7
Ratio of Gross Expenses to Average
 Net Assets#                                    1.40%*            1.57%        1.70%       1.69%     1.56%     1.43%
Ratio of Net Expenses to Average
 Net Assets                                     1.40%*/++/        1.57%/(S)/   1.70%/++/   1.69%     1.56%     1.43%
Ratio of Net Investment Income
 (Loss) to Average Net Assets                    .16%*             .68%        1.00%        .31%      .33%     (.33%)
Portfolio Turnover Rate                           17%               72%          90%         63%       61%       80%

Trust Class/+/                 Six Months Ended
                                   February 28,                                Year Ended August 31,
                               -----------------------    ----------------------------------------------------------------


                                           2005                    2004         2003        2002         2001         2000
                                    (Unaudited)

Net Asset Value, Beginning of
 Period                                 $ 16.80           $ 12.60       $ 11.36      $12.56      $ 21.24      $ 16.92
                                        -------           -------       -------      ------      -------      -------

Income From Investment
 Operations:
Net Investment Income (Loss)               (.02)              .03           .09        (.01)          --         (.08)
Net Gains or Losses on
 Securities (both realized
 and unrealized)                           4.49              4.27          1.04       (1.26)       (4.95)        4.61
                                        -------           -------       -------      ------      -------      -------
Total From Investment
 Operations                                4.47              4.30          1.13       (1.27)       (4.95)        4.53
                                        -------           -------       -------      ------      -------      -------

Less Distributions From:
Net Investment Income                      (.06)             (.11)           --          --           --         (.01)
Net Capital Gains                            --                --            --        (.04)       (3.86)        (.20)
                                        -------           -------       -------      ------      -------      -------
Total Distributions                        (.06)             (.11)           --        (.04)       (3.86)        (.21)
                                        -------           -------       -------      ------      -------      -------
Redemption Fees                             .01               .01           .11         .11          .13           --
                                        -------           -------       -------      ------      -------      -------
Net Asset Value, End of Period          $ 21.22           $ 16.80       $ 12.60      $11.36      $ 12.56      $ 21.24
                                        -------           -------       -------      ------      -------      -------
Total Return/+//+/                       +26.68%**         +34.31%       +10.92%      (9.25)%     (25.43)%     +26.72%

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                              $  91.6           $  16.7       $   2.2      $  0.9      $   1.8      $   4.0
Ratio of Gross Expenses to
 Average Net Assets#                       1.50%*            1.93%         2.00%       1.99%        1.86%        1.53%
Ratio of Net Expenses to
 Average Net Assets                        1.50%*/++/        1.93%/(S)/    2.00%/++/   1.99%/++/    1.86%/++/    1.53%/++/
Ratio of Net Investment
 Income (Loss) to Average Net
 Assets                                    (.22%)*            .17%          .81%       (.09%)         --%        (.43%)
Portfolio Turnover Rate                      17%               72%           90%         63%          61%          80%

See Notes to Financial Highlights

Financial Highlights Manhattan Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Investor Class/+/              Six Months Ended
                                   February 28,                                   Year Ended August 31,
                               -----------------------    ---------------------------------------------------------------------


                                           2005                  2004 2003/++//++/   2002/++//++/   2001/++//++/   2000(Euro)
                                    (Unaudited)

Net Asset Value, Beginning of
 Period                                 $  5.86           $ 5.58           $  4.70        $  6.63        $ 21.01     $  12.07
                                        -------           ------           -------        -------        -------     --------

Income From Investment
 Operations:
Net Investment Income (Loss)               (.02)            (.04)             (.04)          (.04)          (.05)        (.08)
Net Gains or Losses on
 Securities (both realized
 and unrealized)                           1.08              .32               .92          (1.84)         (8.97)       10.22
                                        -------           ------           -------        -------        -------     --------
Total From Investment
 Operations                                1.06              .28               .88          (1.88)         (9.02)       10.14
                                        -------           ------           -------        -------        -------     --------

Less Distributions From:
Net Capital Gains                            --               --                --           (.05)         (5.36)       (1.20)
                                        -------           ------           -------        -------        -------     --------
Net Asset Value, End of Period          $  6.92           $ 5.86           $  5.58        $  4.70        $  6.63     $  21.01
                                        -------           ------           -------        -------        -------     --------
Total Return/+//+/                       +18.09%**         +5.02%           +18.72%        (28.57%)       (51.10%)     +87.89%

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                              $ 337.4           $306.2           $ 324.6        $ 300.5        $ 517.8     $1,178.6
Ratio of Gross Expenses to
 Average Net Assets#                       1.07%*           1.09%             1.12%          1.05%           .95%         .92%
Ratio of Net Expenses to
 Average Net Assets                        1.06%*/++/       1.06%/++/         1.12%          1.05%           .95%         .92%
Ratio of Net Investment
 Income (Loss) to Average Net
 Assets                                    (.66%)*          (.63%)            (.78%)         (.69%)         (.52%)       (.52%)
Portfolio Turnover Rate                      31%             102%              145%            98%           102%         105%

Trust Class/+/              Six Months Ended
                                February 28,                                    Year Ended August 31,
                            -----------------------    ------------------------------------------------------------------------


                                        2005                  2004 2003/++//++/   2002/++//++/   2001/++//++/     2000(Euro)
                                 (Unaudited)

Net Asset Value, Beginning
 of Period                           $  9.04           $ 8.62           $  7.26        $ 10.23        $ 26.01      $ 15.02
                                     -------           ------           -------        -------        -------      -------

Income From Investment
 Operations:
Net Investment Income
 (Loss)                                 (.04)            (.07)             (.06)          (.07)          (.11)        (.11)
Net Gains or Losses on
 Securities (both realized
 and unrealized)                        1.66              .49              1.42          (2.83)        (12.03)       12.64
                                     -------           ------           -------        -------        -------      -------
Total From Investment
 Operations                             1.62              .42              1.36          (2.90)        (12.14)       12.53
                                     -------           ------           -------        -------        -------      -------

Less Distributions From:
Net Capital Gains                         --               --                --           (.07)         (3.64)       (1.54)
                                     -------           ------           -------        -------        -------      -------
Net Asset Value, End of
 Period                              $ 10.66           $ 9.04           $  8.62        $  7.26        $ 10.23      $ 26.01
                                     -------           ------           -------        -------        -------      -------
Total Return/+//+/                    +17.92%**         +4.87%           +18.73%        (28.54%)       (51.16%)     +87.95%

Ratios/Supplemental Data
Net Assets, End of Period
 (in millions)                       $   7.9           $  9.5           $  16.7        $  18.2        $  32.0      $ 138.6
Ratio of Gross Expenses to
 Average Net Assets#                    1.24%*           1.21%             1.19%          1.11%          1.07%        1.02%
Ratio of Net Expenses to
 Average Net Assets                     1.22%*/++/       1.19%/++/         1.19%          1.11%          1.07%        1.02%/++/
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                             (.84%)*          (.77%)            (.85%)         (.75%)         (.66%)       (.62%)
Portfolio Turnover Rate                   31%             102%              145%            98%           102%         105%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Financial Highlights Manhattan Fund cont'd

Advisor Class/+/          Six Months Ended
                              February 28,                              Year Ended August 31,
                          --------------------    ------------------------------------------------------------------


                                      2005            2004 2003/++//++/   2002/++//++/   2001/++//++/   2000(Euro)
                               (Unaudited)

Net Asset Value,
 Beginning of Period               $  9.40        $ 9.00        $  7.61        $ 10.77        $ 27.05      $ 14.54
                                   -------        ------        -------        -------        -------      -------

Income From Investment
 Operations:
Net Investment Income
 (Loss)                               (.06)         (.10)          (.09)          (.11)          (.16)        (.21)
Net Gains or Losses on
 Securities (both
 realized and unrealized)             1.72           .50           1.48          (2.97)        (12.62)       12.72
                                   -------        ------        -------        -------        -------      -------
Total From Investment
 Operations                           1.66           .40           1.39          (3.08)        (12.78)       12.51
                                   -------        ------        -------        -------        -------      -------

Less Distributions From:
Net Capital Gains                       --            --             --           (.08)         (3.50)          --
                                   -------        ------        -------        -------        -------      -------
Net Asset Value, End of
 Period                            $ 11.06        $ 9.40        $  9.00        $  7.61        $ 10.77      $ 27.05
                                   -------        ------        -------        -------        -------      -------
Total Return/+//+/                  +17.66%**      +4.44%        +18.27%        (28.81%)       (51.43%)     +86.04%

Ratios/Supplemental Data
Net Assets, End of
 Period (in millions)              $   1.2        $  2.1        $   2.2        $   1.8        $   1.8      $   5.4
Ratio of Gross Expenses
 to Average Net Assets#               1.50%*        1.50%          1.50%          1.50%          1.50%        1.50%
Ratio of Net Expenses to
 Average Net Assets/++/               1.49%*        1.48%          1.50%          1.50%          1.50%        1.50%
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets                  (1.10%)*      (1.05%)        (1.16%)        (1.14%)        (1.05%)      (1.09%)
Portfolio Turnover Rate                 31%          102%           145%            98%           102%         105%

See Notes to Financial Highlights

Financial Highlights Millennium Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/           Six Months Ended
                                February 28,                                    Year Ended August 31,
                            -----------------------  ----------------------------------------------------------------------------


                                        2005                2004 2003/++//++/      2002/++//++/   2001/++//++/      2000(Euro)
                                 (Unaudited)

Net Asset Value, Beginning
 of Period                           $ 10.71         $10.88           $  9.36           $ 14.35        $ 36.02      $ 19.49
                                     -------         ------           -------           -------        -------      -------

Income From Investment
 Operations:
Net Investment Income
 (Loss)                                 (.09)          (.14)             (.10)             (.14)          (.21)        (.24)
Net Gains or Losses on
 Securities (both realized
 and unrealized)                        2.73           (.03)             1.62             (4.85)        (16.36)       18.61
                                     -------         ------           -------           -------        -------      -------
Total From Investment
 Operations                             2.64           (.17)             1.52             (4.99)        (16.57)       18.37
                                     -------         ------           -------           -------        -------      -------
Less Distributions From:
Net Capital Gains                         --             --                --                --          (5.09)       (1.84)
Tax Return of Capital                     --             --                --                --           (.01)          --
                                     -------         ------           -------           -------        -------      -------
Total Distributions                       --             --                --                --          (5.10)       (1.84)
                                     -------         ------           -------           -------        -------      -------
Net Asset Value, End of
 Period                              $ 13.35         $10.71           $ 10.88           $  9.36        $ 14.35      $ 36.02
                                     -------         ------           -------           -------        -------      -------
Total Return/+//+/                    +24.65%**       (1.56%)          +16.24%           (34.77%)       (48.32%)     +96.88%

Ratios/Supplemental Data
Net Assets, End of Period
 (in millions)                       $  47.1         $ 43.3           $  59.1           $  63.1        $ 118.0      $ 315.5
Ratio of Gross Expenses to
 Average Net Assets#                    1.75%*         1.75%             1.75%             1.62%          1.47%        1.38%
Ratio of Net Expenses to
 Average Net Assets                     1.72%*/++/     1.71%/++/         1.75%/++/         1.62%          1.47%        1.38%/(S)/
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                            (1.45%)*       (1.20%)           (1.09%)           (1.05%)        (1.08%)       (.94%)
Portfolio Turnover Rate                   94%           146%              241%              126%           158%         176%

Trust Class/+/              Six Months Ended
                                February 28,                            Year Ended August 31,
                            --------------------  ------------------------------------------------------------------


                                        2005          2004 2003/++//++/   2002/++//++/   2001/++//++/   2000(Euro)
                                 (Unaudited)

Net Asset Value, Beginning
 of Period                           $ 11.78      $11.98        $ 10.30        $ 15.82        $ 34.10      $ 18.20
                                     -------      ------        -------        -------        -------      -------

Income From Investment
 Operations:
Net Investment Income
 (Loss)                                 (.10)       (.15)          (.11)          (.17)          (.28)        (.27)
Net Gains or Losses on
 Securities (both realized
 and unrealized)                        3.01        (.05)          1.79          (5.35)        (15.89)       17.45
                                     -------      ------        -------        -------        -------      -------
Total From Investment
 Operations                             2.91        (.20)          1.68          (5.52)        (16.17)       17.18
                                     -------      ------        -------        -------        -------      -------
Less Distributions From:
Net Capital Gains                         --          --             --             --          (2.11)       (1.28)
                                     -------      ------        -------        -------        -------      -------
Net Asset Value, End of
 Period                              $ 14.69      $11.78        $ 11.98        $ 10.30        $ 15.82      $ 34.10
                                     -------      ------        -------        -------        -------      -------
Total Return/+//+/                    +24.60%**    (1.67%)       +16.31%        (34.89%)       (48.45%)     +96.66%

Ratios/Supplemental Data
Net Assets, End of Period
 (in millions)                       $   3.2      $  2.7        $   4.6        $   4.3        $   7.9      $  19.5
Ratio of Gross Expenses to
 Average Net Assets#                    1.75%*      1.75%          1.75%          1.75%          1.75%        1.75%
Ratio of Net Expenses to
 Average Net Assets/++/                 1.72%*      1.70%          1.75%          1.75%          1.75%        1.75%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                            (1.45%)*    (1.20%)        (1.10%)        (1.18%)        (1.35%)      (1.31%)
Portfolio Turnover Rate                   94%        146%           241%           126%           158%         176%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Financial Highlights Millennium Fund cont'd

Advisor Class                                                                        Period from
                               Six Months Ended                                     May 3, 2002###
                                   February 28,          Year Ended August 31,     to August 31,
                               --------------------    ------------------------    -----------------


                                           2005            2004 2003/++//++/        2002/++//++/
                                    (Unaudited)

Net Asset Value, Beginning of
 Period                                 $  7.92        $ 8.04        $  6.92             $ 10.00
                                        -------        ------        -------             -------

Income From Investment
 Operations:
Net Investment Income (Loss)               (.07)         (.11)          (.09)               (.04)
Net Gains or Losses on
 Securities (both realized
 and unrealized)                           2.02          (.01)          1.21               (3.04)
                                        -------        ------        -------             -------
Total From Investment
 Operations                                1.95          (.12)          1.12               (3.08)
                                        -------        ------        -------             -------
Net Asset Value, End of Period          $  9.87        $ 7.92        $  8.04             $  6.92
                                        -------        ------        -------             -------
Total Return/+//+/                       +24.62%**      (1.49%)       +16.18%             (30.80%)**
Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                              $   0.8        $  0.5        $   0.8             $   0.2
Ratio of Gross Expenses to
 Average Net Assets#                       1.90%*        1.90%          1.90%               1.90%*
Ratio of Net Expenses to
 Average Net Assets/++/                    1.87%*        1.86%          1.90%               1.90%*
Ratio of Net Investment
 Income (Loss) to Average Net
 Assets                                   (1.58%)*      (1.36%)        (1.25%)             (1.28%)*
Portfolio Turnover Rate                      94%          146%           241%                126%

See Notes to Financial Highlights

Financial Highlights Partners Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Investor Class/+/                           Six Months Ended
                                                February 28,                            Year Ended August 31,
                                            -----------------------    -------------------------------------------------------


                                                        2005                    2004      2003       2002       2001      2000
                                                 (Unaudited)

Net Asset Value, Beginning of Period                $  21.41           $  19.22      $  16.67  $  20.54   $  25.03   $  26.42
                                                    --------           --------      --------  --------   --------   --------

Income From Investment Operations:
Net Investment Income (Loss)                             .08                .16           .01       .03        .08        .19
Net Gains or Losses on Securities
 (both realized and unrealized)                         5.10               2.04          2.57     (3.44)     (2.47)      1.81
                                                    --------           --------      --------  --------   --------   --------
Total From Investment Operations                        5.18               2.20          2.58     (3.41)     (2.39)      2.00
                                                    --------           --------      --------  --------   --------   --------
Less Distributions From:
Net Investment Income                                   (.17)              (.01)         (.03)     (.08)      (.17)      (.29)
Net Capital Gains                                         --                 --            --      (.38)     (1.93)     (3.10)
                                                    --------           --------      --------  --------   --------   --------
Total Distributions                                     (.17)              (.01)         (.03)     (.46)     (2.10)     (3.39)
                                                    --------           --------      --------  --------   --------   --------
Net Asset Value, End of Period                      $  26.42           $  21.41      $  19.22  $  16.67   $  20.54   $  25.03
                                                    --------           --------      --------  --------   --------   --------
Total Return/+//+/                                    +24.24%**          +11.43%       +15.51%   (16.98%)    (9.68%)    +8.51%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)             $1,562.4           $1,280.8      $1,247.2  $1,209.6   $1,689.4   $2,191.8
Ratio of Gross Expenses to Average Net
 Assets#                                                 .87%*              .88%          .90%      .87%       .84%       .84%
Ratio of Net Expenses to Average Net Assets              .86%*/++/          .87%/++/      .90%      .87%       .84%       .84%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                      .70%*              .76%          .08%      .16%       .35%       .60%
Portfolio Turnover Rate                                   35%                67%           65%       53%        73%        95%

Trust Class/+/                                    Six Months Ended
                                                      February 28,                         Year Ended August 31,
                                                  -----------------------    -------------------------------------------------


                                                              2005                   2004      2003      2002     2001    2000
                                                       (Unaudited)

Net Asset Value, Beginning of Period                       $ 16.48           $ 14.81      $ 12.84   $ 15.81   $18.74   $18.71
                                                           -------           -------      -------   -------   ------   ------

Income From Investment Operations:
Net Investment Income (Loss)                                   .05               .10         (.01)     (.00)     .03      .13
Net Gains or Losses on Securities (both realized
 and unrealized)                                              3.91              1.57         1.98     (2.65)   (1.85)    1.34
                                                           -------           -------      -------   -------   ------   ------
Total From Investment Operations                              3.96              1.67         1.97     (2.65)   (1.82)    1.47
                                                           -------           -------      -------   -------   ------   ------
Less Distributions From:
Net Investment Income                                         (.10)               --           --      (.03)    (.11)    (.19)
Net Capital Gains                                               --                --           --      (.29)   (1.00)   (1.25)
                                                           -------           -------      -------   -------   ------   ------
Total Distributions                                           (.10)               --           --      (.32)   (1.11)   (1.44)
                                                           -------           -------      -------   -------   ------   ------
Net Asset Value, End of Period                             $ 20.34           $ 16.48      $ 14.81   $ 12.84   $15.81   $18.74
                                                           -------           -------      -------   -------   ------   ------
Total Return/+//+/                                          +24.09%**         +11.28%      +15.34%   (17.10%)  (9.81%)  +8.41%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                    $ 393.8           $ 283.8      $ 301.1   $ 314.7   $463.0   $622.6
Ratio of Gross Expenses to Average Net Assets#                1.04%*            1.04%        1.05%     1.03%    1.00%     .92%
Ratio of Net Expenses to Average Net Assets                   1.02%*/++/        1.02%/++/    1.05%     1.03%    1.00%     .92%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                    .52%*             .60%        (.07%)    (.00%)    .19%     .53%
Portfolio Turnover Rate                                         35%               67%          65%       53%      73%      95%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Financial Highlights Partners Fund cont'd

Advisor Class/+/                                 Six Months Ended
                                                     February 28,                         Year Ended August 31,
                                                 -----------------------    --------------------------------------------------


                                                             2005                   2004      2003      2002      2001    2000
                                                      (Unaudited)

Net Asset Value, Beginning of Period                      $ 14.23           $ 12.82      $ 11.14   $ 13.72   $ 16.03   $15.74
                                                          -------           -------      -------   -------   -------   ------

Income From Investment Operations:
Net Investment Income (Loss)                                  .02               .03         (.03)     (.02)     (.01)     .02
Net Gains or Losses on Securities
 (both realized and unrealized)                              3.39              1.38         1.71     (2.31)    (1.60)    1.17
                                                          -------           -------      -------   -------   -------   ------
Total From Investment Operations                             3.41              1.41         1.68     (2.33)    (1.61)    1.19
                                                          -------           -------      -------   -------   -------   ------
Less Distributions From:
Net Investment Income                                        (.06)               --           --        --      (.01)    (.01)
Net Capital Gains                                              --                --           --      (.25)     (.69)    (.89)
                                                          -------           -------      -------   -------   -------   ------
Total Distributions                                          (.06)               --           --      (.25)     (.70)    (.90)
                                                          -------           -------      -------   -------   -------   ------
Net Asset Value, End of Period                            $ 17.58           $ 14.23      $ 12.82   $ 11.14   $ 13.72   $16.03
                                                          -------           -------      -------   -------   -------   ------
Total Return/+//+/                                         +23.96%**         +11.00%      +15.08%   (17.29%)  (10.12%)  +7.99%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                   $  16.5           $  13.7      $  30.0   $  29.9   $  43.1   $ 53.5
Ratio of Gross Expenses to Average Net Assets#               1.28%*            1.26%        1.26%     1.22%     1.29%    1.32%
Ratio of Net Expenses to Average Net Assets                  1.27%*/++/        1.24%/++/    1.26%     1.22%     1.29%    1.32%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                   .21%*             .25%        (.28%)    (.19%)    (.10%)    .11%
Portfolio Turnover Rate                                        35%               67%          65%       53%       73%      95%

See Notes to Financial Highlights

Financial Highlights Real Estate Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Trust Class                                                                     Period from
                            Six Months Ended                                   May 1, 2002###
                                February 28,        Year Ended August 31,     to August 31,
                            --------------------    ----------------------    -----------------


                                        2005            2004       2003                2002
                                 (Unaudited)

Net Asset Value, Beginning
 of Period                            $14.13        $ 11.49    $  9.81               $10.00
                                      ------          -------    -------             ------

Income From Investment
 Operations:
Net Investment Income
 (Loss)                                  .09            .26        .31                  .12
Net Gains or Losses on
 Securities (both realized
 and unrealized)                        1.33           3.17       1.75                 (.24)
                                      ------          -------    -------             ------
Total From Investment
 Operations                             1.42           3.43       2.06                 (.12)
                                      ------          -------    -------             ------
Less Distributions From:
Net Investment Income                   (.15)          (.28)      (.38)                (.07)
Net Capital Gains                      (2.56)          (.52)        --                   --
                                      ------          -------    -------             ------
Total Distributions                    (2.71)          (.80)      (.38)                (.07)
                                      ------          -------    -------             ------
Redemption Fees                          .00            .01        .00                  .00
                                      ------          -------    -------             ------
Net Asset Value, End of
 Period                               $12.84        $ 14.13    $ 11.49               $ 9.81
                                      ------          -------    -------             ------
Total Return/+//+/                     +9.48%**      +31.03%    +21.70%               (1.23%)**

Ratios/Supplemental Data
Net Assets, End of Period
 (in millions)                        $ 42.1        $  40.1    $  31.2               $ 12.2
Ratio of Gross Expenses to
 Average Net Assets#                    1.50%*         1.50%      1.50%                1.50%*
Ratio of Net Expenses to
 Average Net Assets/++/                 1.49%*         1.47%      1.50%                1.50%*
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                             1.34%*         2.05%      3.10%                3.53%*
Portfolio Turnover Rate                   67%           148%        85%                  44%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Financial Highlights Regency Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Investor Class/+/    Six Months Ended
                         February 28,                                         Year Ended August 31,
                     ------------------------  ------------------------------------------------------------------------------------


                                 2005                   2004 2003/++//++/      2002/++//++/       2001/++//++/        2000(Euro)
                          (Unaudited)

Net Asset Value,
 Beginning of Period          $ 14.44          $ 12.14            $ 10.58            $12.92             $13.02         $  9.82
                              -------          -------            -------            ------             ------         -------

Income From
 Investment
 Operations:
Net Investment
 Income (Loss)                   (.00)            (.03)              (.03)             (.01)                --              --
Net Gains or Losses
 on Securities
 (both realized and
 unrealized)                     2.66             2.33               1.59              (.88)               .60            3.38
                              -------          -------            -------            ------             ------         -------
Total From
 Investment
 Operations                      2.66             2.30               1.56              (.89)               .60            3.38
                              -------          -------            -------            ------             ------         -------
Less Distributions
 From:
Net Investment
 Income                            --               --                 --              (.01)                --            (.02)
Net Capital Gains               (1.16)              --                 --             (1.44)              (.70)           (.16)
                              -------          -------            -------            ------             ------         -------
Total Distributions             (1.16)              --                 --             (1.45)              (.70)           (.18)
                              -------          -------            -------            ------             ------         -------
Net Asset Value,
 End of Period                $ 15.94          $ 14.44            $ 12.14            $10.58             $12.92         $ 13.02
                              -------          -------            -------            ------             ------         -------
Total Return/+//+/             +18.62%**        +18.95%            +14.74%            (7.42%)            +4.81%         +34.95%

Ratios/Supplemental
 Data
Net Assets, End of
 Period (in
 millions)                    $  68.4          $  33.5            $  20.1            $ 16.7             $ 16.0         $  10.9
Ratio of Gross
 Expenses to
 Average Net Assets#             1.20%*           1.50%              1.50%             1.50%              1.50%           1.51%
Ratio of Net
 Expenses to
 Average Net Assets              1.19%*/(S)/      1.49%/(S)/         1.50%/++/         1.50%/(S)/         1.50%/++/       1.50%/++/
Ratio of Net
 Investment Income
 (Loss) to Average
 Net Assets                      (.00%)*          (.22%)             (.30%)            (.07%)             (.02%)            --%
Portfolio Turnover
 Rate                              24%              62%                73%              119%               256%            200%

Trust Class/+/       Six Months Ended
                         February 28,                                         Year Ended August 31,
                     ------------------------  ------------------------------------------------------------------------------------


                                 2005                   2004 2003/++//++/      2002/++//++/       2001/++//++/        2000(Euro)
                          (Unaudited)

Net Asset Value,
 Beginning of Period          $ 12.61          $ 10.61            $  9.24            $11.30             $13.15         $  9.76
                              -------          -------            -------            ------             ------         -------

Income From
 Investment
 Operations:
Net Investment
 Income (Loss)                   (.02)            (.03)              (.03)             (.00)              (.01)             --
Net Gains or Losses
 on Securities
 (both realized and
 unrealized)                     2.33             2.03               1.40              (.78)               .55            3.40
                              -------          -------            -------            ------             ------         -------
Total From
 Investment
 Operations                      2.31             2.00               1.37              (.78)               .54            3.40
                              -------          -------            -------            ------             ------         -------
Less Distributions
 From:
Net Investment
 Income                            --               --                 --              (.01)                --            (.01)
Net Capital Gains               (1.03)              --                 --             (1.27)             (2.39)             --
                              -------          -------            -------            ------             ------         -------
Total Distributions             (1.03)              --                 --             (1.28)             (2.39)           (.01)
                              -------          -------            -------            ------             ------         -------
Net Asset Value,
 End of Period                $ 13.89          $ 12.61            $ 10.61            $ 9.24             $11.30         $ 13.15
                              -------          -------            -------            ------             ------         -------
Total Return/+//+/             +18.55%**        +18.85%            +14.83%            (7.45%)            +4.77%         +34.86%

Ratios/Supplemental
 Data
Net Assets, End of
 Period (in
 millions)                    $  25.7          $  19.8            $  11.3            $ 13.4             $ 25.4         $  25.1
Ratio of Gross
 Expenses to
 Average Net Assets#             1.50%*           1.50%              1.50%             1.50%              1.50%           1.51%
Ratio of Net
 Expenses to
 Average Net Assets              1.49%*/(S)/      1.49%/++/          1.50%/++/         1.50%/++/          1.50%/++/       1.50%/++/
Ratio of Net
 Investment Income
 (Loss) to Average
 Net Assets                      (.32%)*          (.22%)             (.30%)            (.04%)             (.06%)          (.01%)
Portfolio Turnover
 Rate                              24%              62%                73%              119%               256%            200%

See Notes to Financial Highlights

Financial Highlights Socially Responsive Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

Investor Class/+/              Six Months Ended
                                   February 28,                                 Year Ended August 31,
                               --------------------    ------------------------------------------------------------------------


                                           2005            2004 2003/++//++/   2002/++//++/   2001/++//++/       2000(Euro)
                                    (Unaudited)

Net Asset Value, Beginning of
 Period                                 $ 19.48        $ 18.55       $ 15.39        $ 18.96        $ 21.01          $21.33
                                        -------        -------       -------        -------        -------          ------

Income From Investment
 Operations:
Net Investment Income (Loss)                .01            .04           .02            .04            .02              --
Net Gains or Losses on
 Securities (both realized
 and unrealized)                           2.77           1.81          3.17          (1.83)         (2.07)            .57
                                        -------        -------       -------        -------        -------          ------
Total From Investment
 Operations                                2.78           1.85          3.19          (1.79)         (2.05)            .57
                                        -------        -------       -------        -------        -------          ------

Less Distributions From:
Net Investment Income                      (.03)          (.05)         (.03)          (.06)            --            (.02)
Net Capital Gains                          (.51)          (.87)           --          (1.67)            --            (.87)
Tax Return of Capital                        --             --            --           (.05)            --              --
                                        -------        -------       -------        -------        -------          ------
Total Distributions                        (.54)          (.92)         (.03)         (1.78)            --            (.89)
                                        -------        -------       -------        -------        -------          ------
Net Asset Value, End of Period          $ 21.72        $ 19.48       $ 18.55        $ 15.39        $ 18.96          $21.01
                                        -------        -------       -------        -------        -------          ------
Total Return/+//+/                       +14.30%**      +10.06%       +20.79%        (10.62%)        (9.76%)         +2.96%

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                              $ 280.6        $ 215.6       $ 132.8        $  71.2        $  87.8          $107.6
Ratio of Gross Expenses to
 Average Net Assets#                       1.01%*         1.07%         1.08%          1.17%          1.13%           1.12%
Ratio of Net Expenses to
 Average Net Assets                        1.00%*         1.06%         1.07%          1.17%          1.13%           1.12%
Ratio of Net Investment
 Income (Loss) to Average Net
 Assets                                     .12%*          .19%          .14%           .21%           .08%            .01%
Portfolio Turnover Rate                       8%            35%           62%            60%            83%             76%

Trust Class/+/                 Six Months Ended
                                   February 28,                                 Year Ended August 31,
                               --------------------    ------------------------------------------------------------------------


                                           2005            2004 2003/++//++/   2002/++//++/   2001/++//++/       2000(Euro)
                                    (Unaudited)
Net Asset Value, Beginning of
 Period                                 $ 13.47        $ 12.79       $ 10.62        $ 13.07        $ 14.53          $14.41
                                        -------        -------       -------        -------        -------          ------

Income From Investment
 Operations:
Net Investment Income (Loss)                .00            .00          (.01)           .01           (.03)           (.02)
Net Gains or Losses on
 Securities (both realized
 and unrealized)                           1.91           1.26          2.18          (1.28)         (1.43)            .40
                                        -------        -------       -------        -------        -------          ------
Total From Investment
 Operations                                1.91           1.26          2.17          (1.27)         (1.46)            .38
                                        -------        -------       -------        -------        -------          ------

Less Distributions From:
Net Investment Income                      (.00)          (.01)         (.00)            --             --              --
Net Capital Gains                          (.35)          (.57)           --          (1.14)            --            (.25)
Tax Return of Capital                        --             --            --           (.04)            --            (.01)
                                        -------        -------       -------        -------        -------          ------
Total Distributions                        (.35)          (.58)         (.00)         (1.18)            --            (.26)
                                        -------        -------       -------        -------        -------          ------
Net Asset Value, End of Period          $ 15.03        $ 13.47       $ 12.79        $ 10.62        $ 13.07          $14.53
                                        -------        -------       -------        -------        -------          ------
Total Return/+//+/                       +14.20%**       +9.89%       +20.45%        (10.86%)       (10.05%)         +2.76%

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                              $  71.6        $  42.3       $  28.7        $  12.5        $  28.3          $ 29.0
Ratio of Gross Expenses to
 Average Net Assets#                       1.18%*         1.26%         1.33%          1.33%          1.46%           1.32%
Ratio of Net Expenses to
 Average Net Assets                        1.17%*         1.25%         1.32%          1.33%          1.46%/++/       1.32%/++/
Ratio of Net Investment
 Income (Loss) to Average Net
 Assets                                    (.06%)*         .00%         (.12%)          .07%          (.25%)          (.19%)
Portfolio Turnover Rate                       8%            35%           62%            60%            83%             76%

See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Notes to Financial Highlights Equity Funds

/+/The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through December 15, 2000 under the prior master/feeder fund structure.

/+//+/Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the six months ended February 28, 2005 and for the year ended August 31, 2004 Management reimbursed Partners for losses incurred in connection with the disposition of foreign forward currency contracts, which had no impact on total return. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## Portfolio turnover excludes purchases and sales of securities by Technology prior to the merger date.

/++/After reimbursement of expenses by the administrator and/or waiver of a portion of the investment management fee. Had management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                  Six Months Ended
                                      February 28,           Year Ended August 31,
                                              2005   2004  2003       2002  2001       2000
Century Fund Investor Class                   2.34% 2.05% 2.21% 2.09%      1.80% 1.76%/(1)/
Fasciano Fund Investor Class                  1.17% 1.23%   --    --         --    --
Fasciano Fund Advisor Class                   1.67% 1.73%   --  4.58%/(2)/   --    --
Focus Fund Investor Class                      .87%  .86%   --    --         --    --
Focus Fund Trust Class                        1.04% 1.02%   --    --         --  1.06%
Focus Fund Advisor Class                      1.23% 1.22%   --    --         --  2.89%
Genesis Fund Investor Class                   1.04% 1.05%   --    --         --    --
Genesis Fund Trust Class                      1.09% 1.10%   --    --         --    --
Genesis Fund Advisor Class                    1.35% 1.36%   --    --         --  1.59%
Genesis Fund Institutional Class                --   .86%  .87%  .88%       .91%  .97%
Guardian Fund Investor Class                   .90%  .90%   --    --         --    --
Guardian Fund Trust Class                     1.04% 1.04%   --    --         --    --
Guardian Fund Advisor Class                   1.44% 1.31%   --    --         --    --
International Fund Investor Class             1.42% 1.58% 1.74%   --         --    --
International Fund Trust Class                1.53% 1.94% 3.07% 3.22%      5.16% 4.21%
Manhattan Fund Investor Class                 1.06% 1.06%   --    --         --    --
Manhattan Fund Trust Class                    1.22% 1.19%   --    --         --  1.08%
Manhattan Fund Advisor Class                  2.72% 2.14% 2.26% 2.25%      2.60% 3.57%
Millennium Fund Investor Class                1.93% 1.77% 1.83%   --         --    --
Millennium Fund Trust Class                   2.49% 2.17% 2.26% 1.92%      2.11% 2.12%
Millennium Fund Advisor Class                 5.02% 6.28% 4.27% 7.42%/(3)/   --    --
Partners Fund Investor Class                   .86%  .87%   --    --         --    --
Partners Fund Trust Class                     1.02% 1.03%   --    --         --    --

Notes to Financial Highlights Equity Funds cont'd

                                     Six Months Ended
                                         February 28,        Year Ended August 31,
                                                 2005   2004  2003       2002  2001  2000
Partners Fund Advisor Class                      1.27% 1.24%   --    --         --    --
Real Estate Fund Trust Class                     1.87% 1.93% 2.19% 4.81%/(4)/   --    --
Regency Fund Investor Class                        --  1.49% 1.57%   --       1.61% 2.22%
Regency Fund Trust Class                           --  1.66% 1.82% 1.64%      1.76% 1.75%
Socially Responsive Fund Trust Class               --    --    --    --       1.59% 1.76%

    (1)Period from December 6, 1999 to August 31, 2000
    (2)Period from May 24, 2002 to August 31, 2002
    (3)Period from May 3, 2002 to August 31, 2002
    (4)Period from May 1, 2002 to August 31, 2002

/(S)/After reimbursement of expenses previously paid by the administrator and/or waiver of a portion of the investment management fee. Had the Fund not made such reimbursements or management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                  Six Months Ended
                                      February 28,     Year Ended August 31,
                                              2005   2004  2003  2002 2001  2000
Fasciano Fund Advisor Class                     --    --  1.75%   --    --   --
Genesis Institutional Class                    .85%   --    --    --    --   --
International Fund Investor Class               --  1.57%   --    --    --   --
International Fund Trust Class                  --  1.93%   --    --    --   --
Millennium Fund Investor Class                  --    --    --    --    -- 1.33%
Regency Fund Investor Class                   1.18% 1.42%   --  1.46%   --   --
Regency Fund Trust Class                      1.40%   --    --    --    --   --

^  The date investment operations commenced.
@ The per share amounts which are shown for the periods ended August 31, 2001 and thereafter have been computed based on the average number of shares outstanding during each fiscal period.
*  Annualized.
** Not annualized.
(Pounds)Effective after the close of business on March 23, 2001, Neuberger
        Berman Management Inc. succeeded Fasciano Company, Inc., as the Fund's investment manager.
(Yen)Audited by other auditors whose report dated July 31, 2000 expressed an unqualified opinion.
(Euro)Audited by other auditors whose report dated October 2, 2000 expressed an unqualified opinion.
/++//++/Audited by other auditors whose report dated October 10, 2003 expressed an unqualified opinion.

                                             NEUBERGER BERMAN FEBRUARY 28, 2005

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

For Investor Class Shareholders
Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Trust Class, Advisor Class, and Institutional
Class Shareholders
Address correspondence to:
Neuberger Berman Management Inc.
605 Third Avenue Mail Drop 2-7
New York, NY 10158-0180
Attn: Institutional Support Services
800.366.6264

Legal Counsel
Kirkpatrick & Lockhart Nicholson Graham LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

Independent Registered Public Accounting Firms
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

                                                                                Number of
                                                                              Portfolios in
                             Position and                                     Fund Complex        Other Directorships
                               Length of                                       Overseen by         Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/   Trustee/(4)/        Complex by Trustee
---------------------------------------------------------------------------------------------------------------------------

Independent Trustees
---------------------------------------------------------------------------------------------------------------------------

   John Cannon (75)          Trustee since   Consultant. Formerly, Chairman,       43       Independent Trustee or
                             2000            CDC Investment Advisers                        Director of three series of
                                             (registered investment adviser)                Oppenheimer Funds:
                                             1993 to January 1999); formerly,               Limited Term New York
                                             President and Chief Executive                  Municipal Fund, Rochester
                                             Officer, AMA Investment                        Fund Municipals, and
                                             Advisors, an affiliate of the                  Oppenheimer Convertible
                                             American Medical Association.                  Securities Fund, since 1992.
---------------------------------------------------------------------------------------------------------------------------

   Faith Colish (69)         Trustee since   Counsel, Carter Ledyard &             43       Director, American Bar
                             1982            Millburn LLP (law firm) since                  Retirement Association
                                             October 2002; formerly,                        (ABRA) since 1997 (not-for-
                                             Attorney-at-Law and President,                 profit membership association).
                                             Faith Colish, A Professional
                                             Corporation, 1980 to 2002.
---------------------------------------------------------------------------------------------------------------------------

   C. Anne Harvey (67)       Trustee since   Consultant, C. A. Harvey              43       President, Board of
                             2000            Associates, since June 2001;                   Associates to The National
                                             formerly, Director, AARP, 1978                 Rehabilitation Hospital's
                                             to December 2001.                              Board of Directors since
                                                                                            2002; formerly, Member,
                                                                                            Individual Investors Advisory
                                                                                            Committee to the New York
                                                                                            Stock Exchange Board of
                                                                                            Directors, 1998 to June 2002;
                                                                                            formerly, Member, American
                                                                                            Savings Education Council's
                                                                                            Policy Board (ASEC), 1998
                                                                                            to 2000; formerly, Member,
                                                                                            Executive Committee, Crime
                                                                                            Prevention Coalition of
                                                                                            America, 1997 to 2000.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

                                                                                Number of
                                                                              Portfolios in
                             Position and                                     Fund Complex        Other Directorships
                               Length of                                       Overseen by         Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/   Trustee/(4)/        Complex by Trustee
---------------------------------------------------------------------------------------------------------------------------

  Barry Hirsch (71)          Trustee since   Attorney-at-Law. Formerly,            43       None.
                             2000            Senior Counsel, Loews
                                             Corporation (diversified
                                             financial corporation) May 2002
                                             until April 2003; formerly,
                                             Senior Vice President, Secretary
                                             and General Counsel, Loews
                                             Corporation.
---------------------------------------------------------------------------------------------------------------------------

  Robert A. Kavesh (77)      Trustee since   Marcus Nadler Professor               43       Director, The Caring
                             2000            Emeritus of Finance and                        Community (not-for-profit);
                                             Economics, New York                            formerly, Director, DEL
                                             University Stern School of                     Laboratories, Inc. (cosmetics
                                             Business; formerly, Executive                  and pharmaceuticals), 1978-
                                             Secretary-Treasurer, American                  2004; formerly, Director,
                                             Finance Association, 1961-                     Apple Bank for Savings,
                                             1979.                                          1979-1990; formerly,
                                                                                            Director, Western Pacific
                                                                                            Industries, Inc., 1972-1986
                                                                                            (public company).
---------------------------------------------------------------------------------------------------------------------------

  Howard A. Mileaf (68)      Trustee since   Retired. Formerly, Vice               43       Director, WHX Corporation
                             1984            President and Special Counsel,                 (holding company) since
                                             WHX Corporation (holding                       August 2002; Director,
                                             company) 1993 to 2001.                         Webfinancial Corporation
                                                                                            (holding company) since
                                                                                            December 2002; Director,
                                                                                            State Theatre of New Jersey
                                                                                            (not-for-profit theater) since
                                                                                            2000; formerly, Director,
                                                                                            Kevlin Corporation
                                                                                            (manufacturer of microwave
                                                                                            and other products).
---------------------------------------------------------------------------------------------------------------------------

  William E. Rulon (72)      Trustee since   Retired. Formerly, Senior Vice        43       Director, Pro-Kids Golf and
                             1986            President, Foodmaker. Inc.                     Learning Academy (teach
                                             (operator and franchiser of                    golf and computer usage to
                                             restaurants) until January 1997.               "at risk" children) since 1998;
                                                                                            formerly, Director,
                                                                                            Prandium, Inc. (restaurants)
                                                                                            from March 2001 until July
                                                                                            2002.

Trustee and Officer Information cont'd

                                                                                Number of
                                                                              Portfolios in
                             Position and                                     Fund Complex       Other Directorships
                               Length of                                       Overseen by        Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/   Trustee/(4)/       Complex by Trustee
-------------------------------------------------------------------------------------------------------------------------

 Cornelius T. Ryan (73)      Trustee since   Founding General Partner,             43       Director, Capital Cash
                             1982            Oxford Partners and Oxford                     Management Trust (money
                                             Bioscience Partners (venture                   market fund), Naragansett
                                             capital partnerships) and                      Insured Tax-Free Income
                                             President, Oxford Venture                      Fund, Rocky Mountain
                                             Corporation.                                   Equity Fund, Prime Cash
                                                                                            Fund, several private
                                                                                            companies and QuadraMed
                                                                                            Corporation (NASDAQ).
-------------------------------------------------------------------------------------------------------------------------

 Tom D. Seip (55)            Trustee since   General Partner, Seip                 43       Director, H&R Block, Inc.
                             2000            Investments LP (a private                      (financial services company)
                                             investment partnership);                       since May 2001; Director,
                                             formerly, President and CEO,                   Forward Management, Inc.
                                             Westaff, Inc. (temporary                       (asset management) since
                                             staffing), May 2001 to January                 2001; formerly, Director,
                                             2002; Senior Executive at the                  General Magic (voice
                                             Charles Schwab Corporation                     recognition software) 2001
                                             from 1983 to 1999, including                   until 2002; formerly,
                                             Chief Executive Officer, Charles               Director, E-Finance
                                             Schwab Investment                              Corporation (credit
                                             Management, Inc. and Trustee,                  decisioning services) 1999 to
                                             Schwab Family of Funds and                     2003; formerly, Director,
                                             Schwab Investments from 1997                   Save-Daily.com (micro
                                             to 1998 and Executive Vice                     investing services) 1999 to
                                             President-Retail Brokerage,                    2003; Director, Offroad
                                             Charles Schwab Investment                      Capital Inc. (pre-public
                                             Management from 1994 to                        internet commerce company).
                                             1997.
-------------------------------------------------------------------------------------------------------------------------

 Candace L. Straight (57)    Trustee since   Private investor and consultant       43       Director, The Proformance
                             2000            specializing in the insurance                  Insurance Company
                                             industry; formerly, Advisory                   (personal lines property and
                                             Director, Securitas Capital LLC                casualty insurance company)
                                             (a global private equity                       since March 2004; Director,
                                             investment firm dedicated to                   Providence Washington
                                             making investments in the                      (property and casualty
                                             insurance sector) 1998 to                      insurance company) since
                                             December 2002.                                 December 1998; Director,
                                                                                            Summit Global Partners
                                                                                            (insurance brokerage firm)
                                                                                            since October 2000.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

                                                                                Number of
                                                                              Portfolios in
                             Position and                                     Fund Complex       Other Directorships
                               Length of                                       Overseen by        Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/   Trustee/(4)/       Complex by Trustee
--------------------------------------------------------------------------------------------------------------------------

 Peter P. Trapp (60)         Trustee since   Regional Manager for Atlanta          43       None.
                             2000            Region, Ford Motor Credit
                                             Company since August 1997;
                                             formerly, President, Ford Life
                                             Insurance Company, April 1995
                                             to August 1997.
--------------------------------------------------------------------------------------------------------------------------

Trustees who are "Interested Persons"
--------------------------------------------------------------------------------------------------------------------------

 Edward I. O'Brien* (76)     Trustee since   Formerly, Member, Investment          43       Director, Legg Mason, Inc.
                             1993            Policy Committee, Edward                       (financial services holding
                                             Jones 1993 to 2001; President,                 company) since 1993;
                                             Securities Industry Association                formerly, Director, Boston
                                             ("SIA") (securities industry's                 Financial Group (real estate
                                             representative in government                   and tax shelters) 1993 to
                                             relations and regulatory matters               1999.
                                             at the federal and state levels)
                                             1974 to 1992; Adviser to SIA,
                                             November 1992 to November
                                             1993.
--------------------------------------------------------------------------------------------------------------------------

 Jack L. Rivkin* (64)        President and   Executive Vice President and          43       Director, Dale Carnegie and
                             Trustee since   Chief Investment Officer,                      Associates, Inc. (private
                             December        Neuberger Berman Inc. (holding                 company) since 1998;
                             2002            company) since 2002 and 2003,                  Director, Emagin Corp.
                                             respectively; Executive Vice                   (public company) since 1997;
                                             President and Chief Investment                 Director, Solbright, Inc.
                                             Officer, Neuberger Berman                      (private company) since
                                             since December 2002 and 2003,                  1998; Director, Infogate, Inc.
                                             respectively; Director and                     (private company) since
                                             Chairman, NB Management                        1997; Director, Broadway
                                             since December 2002; formerly,                 Television Network (private
                                             Executive Vice President,                      company) since 2000.
                                             Citigroup Investments, Inc.
                                             from September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc. from September
                                             1995 to February 2002.

Trustee and Officer Information cont'd

                                                                                Number of
                                                                              Portfolios in
                             Position and                                     Fund Complex      Other Directorships
                               Length of                                       Overseen by       Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/   Trustee/(4)/      Complex by Trustee
------------------------------------------------------------------------------------------------------------------------

  Peter E. Sundman* (45)     Chairman of     Executive Vice President,             43       Director and Vice President,
                             the Board,      Neuberger Berman Inc. (holding                 Neuberger & Berman
                             Chief           company) since 1999; Head of                   Agency, Inc. since 2000;
                             Executive       Neuberger Berman Inc.'s                        formerly, Director,
                             Officer and     Mutual Funds and Institutional                 Neuberger Berman Inc.
                             Trustee since   Business since 1999; President                 (holding company) from
                             2000            and Director, NB Management                    October 1999 through
                             President and   since 1999; Executive Vice                     March 2003; Trustee, Frost
                             Chief           President, Neuberger Berman                    Valley YMCA.
                             Executive       since 1999; formerly, Principal,
                             Officer from    Neuberger Berman from 1997
                             1999 to 2000    until 1999; formerly, Senior
                                             Vice President, NB
                                             Management from 1996 until
                                             1999.

(1)The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
   (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

 * Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

Information about the Officers of the Trust

                                       Position and
Name, Age, and Address/(1)/     Length of Time Served/(2)/                Principal Occupation(s)/(3)/
----------------------------------------------------------------------------------------------------------------

 Claudia A. Brandon (48)    Secretary since 1985                Vice President-Mutual Fund Board Relations,
                                                                NB Management since 2000; Vice President,
                                                                Neuberger Berman since 2002 and employee
                                                                since 1999; formerly, Vice President, NB
                                                                Management from 1986 to 1999; Secretary,
                                                                fifteen registered investment companies for
                                                                which NB Management acts as investment
                                                                manager and administrator (four since 2002,
                                                                three since 2003, four since 2004, and one since
                                                                2005).

 Philip R. Carroll (70)     Chief Compliance Officer since 2004 Vice President, Neuberger Berman since 2002;
                                                                Associate General Counsel, Neuberger Berman
                                                                since 2001; Director-Mutual Fund
                                                                Compliance, NB Management since 1995;
                                                                Chief Legal Officer, fifteen registered
                                                                investment companies for which NB
                                                                Management acts as investment manager and
                                                                administrator (ten since 2003, four since 2004,
                                                                and one since 2005); Chief Compliance
                                                                Officer, fifteen registered investment
                                                                companies for which NB Management acts as
                                                                investment manager and administrator
                                                                (fourteen since 2004, and one since 2005) and
                                                                Lehman Brothers/First Trust Income
                                                                Opportunity Fund.

 Robert Conti (48)          Vice President since 2000           Senior Vice President, Neuberger Berman since
                                                                2003, formerly, Vice President, Neuberger
                                                                Berman from 1999 until 2003; Senior Vice
                                                                President, NB Management since 2000;
                                                                formerly, Controller, NB Management until
                                                                1996; formerly, Treasurer, NB Management
                                                                from 1996 until 1999; Vice President, fifteen
                                                                registered investment companies for which NB
                                                                Management acts as investment manager and
                                                                administrator (three since 2000, four since
                                                                2002, three since 2003, four since 2004, and
                                                                one since 2005).

Trustee and Officer Information cont'd

                                        Position and
Name, Age, and Address/(1)/      Length of Time Served/(2)/                Principal Occupation(s)/(3)/
-----------------------------------------------------------------------------------------------------------------

  Brian J. Gaffney (51)     Vice President since 2000             Managing Director, Neuberger Berman since
                                                                  1999; Senior Vice President, NB Management
                                                                  since 2000; formerly, Vice President, NB
                                                                  Management from 1997 until 1999; Vice
                                                                  President, fifteen registered investment
                                                                  companies for which NB Management acts as
                                                                  investment manager and administrator (three
                                                                  since 2000, four since 2002, three since 2003,
                                                                  four since 2004, and one since 2005).

  Sheila R. James (39)      Assistant Secretary since 2002        Employee, Neuberger Berman since 1999;
                                                                  formerly, Employee, NB Management from
                                                                  1991 to 1999; Assistant Secretary, fifteen
                                                                  registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator (seven since 2002, three since
                                                                  2003, four since 2004, and one since 2005).

  Kevin Lyons (49)          Assistant Secretary since 2003        Employee, Neuberger Berman since 1999;
                                                                  formerly, Employee, NB Management from
                                                                  1993 to 1999; Assistant Secretary, fifteen
                                                                  registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator (ten since 2003, four since 2004,
                                                                  and one since 2005).

  John M. McGovern (35)     Assistant Treasurer since 2002        Vice President, Neuberger Berman since
                                                                  January 2004; Employee, NB Management
                                                                  since 1993; Assistant Treasurer, fifteen
                                                                  registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator (seven since 2002, three since
                                                                  2003, four since 2004, and one since 2005).

  Barbara Muinos (46)       Treasurer and Principal Financial and Vice President, Neuberger Berman since 1999;
                            Accounting Officer since 2002; prior  formerly, Assistant Vice President, NB
                            thereto, Assistant Treasurer since    Management from 1993 to 1999; Treasurer
                            1996                                  and Principal Financial and Accounting
                                                                  Officer, fifteen registered investment
                                                                  companies for which NB Management acts as
                                                                  investment manager and administrator (seven
                                                                  since 2002, three since 2003, four since 2004,
                                                                  and one since 2005); formerly, Assistant
                                                                  Treasurer, three registered investment
                                                                  companies for which NB Management acts as
                                                                  investment manager and administrator from
                                                                  1996 until 2002.

                                 NEUBERGER BERMAN FEBRUARY 28, 2005 (UNAUDITED)

                                  Position and
Name, Age, and Address/(1)/ Length of Time Served/(2)/         Principal Occupation(s)/(3)/
----------------------------------------------------------------------------------------------------

  Frederic B. Soule (58)    Vice President since 2000  Senior Vice President, Neuberger Berman since
                                                       2003; formerly, Vice President, Neuberger
                                                       Berman from 1999 until 2003; formerly, Vice
                                                       President, NB Management from 1995 until
                                                       1999; Vice President, fifteen registered
                                                       investment companies for which NB
                                                       Management acts as investment manager and
                                                       administrator (three since 2000, four since
                                                       2002, three since 2003, four since 2004, and
                                                       one since 2005).

--------

(1)The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on the Trust's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.


[LOGO] NEUBERGER BERMAN
A Lehman Brothers Company

Neuberger Berman Management Inc.
605 Third Avenue  2nd Floor
New York, NY  10158-0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264

www.nbfunds.com

[LOGO] recycle
    B0111 04/05

ITEM 2. CODE OF ETHICS.

The Registrant's Board of Trustees ("Board") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on November 6, 2003. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Registrant's audit committee financial expert is John Cannon. Mr. Cannon is an independent director as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Only required in the annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

The complete schedule of investments for each series is disclosed in the Registrant's Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-0582 (filed November 6,
        2003).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.

The certification provided pursuant to Section 906 of the Sarbanes-Oxley Act is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds


By: /s/ Peter E. Sundman
   -----------------------------
     Peter E. Sundman
     Chief Executive Officer

Date:  May 3, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
   -----------------------------
     Peter E. Sundman
     Chief Executive Officer

Date:  May 3, 2005



By: /s/ John McGovern
   -----------------------------
     John McGovern
     Acting Treasurer and Principal Financial
     and Accounting Officer

Date:  May 3, 2005